As filed with the Securities and Exchange Commission on August 21, 2007

                               1933 Act File No.
                           1940 Act File No. 811-4809

                    U. S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form N-2
                        (Check appropriate box or boxes)

[X]      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[ ]      Pre-Effective Amendment No.

[ ]      Post-Effective Amendment No.

                                      and

[X]      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[X]      Amendment No. 23

                          Liberty All-Star Equity Fund
              ---------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                           1290 Broadway, Suite 1100
                             Denver, Colorado 80203
                   -----------------------------------------
                    (Address of Principal Executive Offices)
                    (Number, Street, City, State, Zip Code)

                                 (303) 623-2577
               --------------------------------------------------
               Registrant's Telephone Number, including Area Code


                          Clifford J. Alexander, Esq.
                 Kirkpatrick & Lockhart Preston Gates Ellis LLP
                               1601 K Street, NW
                              Washington, DC 20006

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

It is proposed that this filing will become effective (check appropriate box)

[X] when declared effective pursuant to section 8(c)
[ ] immediately upon filing pursuant to paragraph (b) of Rule 486
[ ] on (date) pursuant to paragraph (b) of Rule 486
[ ] 60 days after filing pursuant to paragraph (a) of Rule 486
[_] on(date) pursuant to paragraph (a) of Rule 486

If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed registration statement.
[_] The Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration number of the earlier effective registration statement is _____.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                                        PROPOSED
                                        MAXIMUM        PROPOSED MAXIMUM      AMOUNT OF
TITLE OF SECURITIES  AMOUNT BEING  OFFERING PRICE PER  AGGREGATE OFFERING  REGISTRATION
 BEING REGISTERED    REGISTERED(1)      UNIT(1)             PRICE(1)           FEE
Shares of beneficial    131,062          $7.63             $1,000,000        $30.70
      interest

(1) Estimated solely for the purpose of calculating the Registration fee in accordance with Rule 457(c) under the Securities Act of 1933. Based on 95% of the closing price ($8.03) reported on the New York Stock Exchange on August 20, 2007.

                 SUBJECT TO COMPLETION, DATED [_________], 2007

                       [_______] RIGHTS FOR [_____] SHARES

                          LIBERTY ALL-STAR EQUITY FUND

                          SHARES OF BENEFICIAL INTEREST

     Liberty All-Star Equity Fund ("All-Star") is issuing non-transferable rights ("Rights") to its shareholders (the "Offer"). These Rights will allow you to subscribe for new shares of beneficial interest of All-Star ("Shares"). You will receive one Right for each outstanding Share you own on [__________], 2007 (the "Record Date"). For every ten (10) Rights that you receive, you may buy one new Share. Fractional Shares will not be issued upon the exercise of the Rights. Accordingly, Shares may be purchased only pursuant to the exercise of the Rights in integral multiples of ten. Also, shareholders of record may purchase Shares not acquired by other shareholders in the Offer, subject to limitations discussed in this prospectus. See "Over-Subscription Privilege". The Rights are not transferable and, therefore, may not be purchased or sold. The Rights will not be admitted for trading on the New York Stock Exchange (the "NYSE") or any other stock exchange. See "The Offer". THE SUBSCRIPTION PRICE PER SHARE (THE "SUBSCRIPTION PRICE") WILL BE 95% OF THE LOWER OF (i) THE LAST REPORTED SALES PRICE OF A SHARE ON THE NYSE ON [__________], 2007 (THE "PRICING DATE"), OR (ii) THE NET ASSET VALUE ("NAV") OF A SHARE ON THE PRICING DATE.

     THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON [__________], 2007, (THE "EXPIRATION DATE") (THE PERIOD THROUGH THE EXPIRATION DATE IS THE "SUBSCRIPTION PERIOD". SINCE THE CLOSE OF THE OFFERING ON THE EXPIRATION DATE WILL BE PRIOR TO THE PRICING DATE, SHAREHOLDERS WHO CHOOSE TO EXERCISE THEIR RIGHTS WILL NOT KNOW THE SUBSCRIPTION PRICE PER SHARE AT THE TIME THEY EXERCISE SUCH RIGHTS.

     FOR ADDITIONAL INFORMATION, PLEASE CALL THE ALTMAN GROUP, INC. (THE "INFORMATION AGENT") TOLL FREE AT 1-800-[__________].

     All-Star is a multi-managed diversified, closed-end management investment company that allocates its portfolio assets on an approximately equal basis among several independent investment organizations (currently five in number) (each, a "Portfolio Manager") having different investment styles recommended and monitored by ALPS Advisers, Inc. ("AAI"), All-Star's investment adviser. All-Star's investment objective is to seek total investment return, comprised of long-term capital appreciation and current income. Under normal market conditions, All-Star seeks its investment objective through investing at least 80% of its net assets in a diversified portfolio of equity securities. An investment in All-Star is not appropriate for all investors. No assurances can be given that All-Star's investment objective will be achieved. INVESTING IN SHARES OF ALL-STAR INVOLVES RISKS. FOR A DISCUSSION OF CERTAIN RISK FACTORS AND

SPECIAL CONSIDERATIONS WITH RESPECT TO OWNING SHARES OF ALL-STAR, SEE "SPECIAL CONSIDERATIONS AND RISK FACTORS" AND "INVESTMENT OBJECTIVE, POLICIES AND RISKS" ON PAGE [__].

     The address of All-Star is c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203 and its telephone number is 1-800-542-3863. The Shares are listed on the NYSE under the symbol "USA".

     All-Star announced the terms of the Offer before the opening of trading on the NYSE on August 7, 2007. The NAV per Share at the close of business on August 6, 2007 and [__________], 2007, the Record Date, was $8.71 and $[________],
respectively, and the last reported sales price of a Share on the NYSE on those dates was $8.42 and $[________], respectively.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

                Subscription Price (1)    Sales Load   Proceeds to All-Star (2)

Per Share             $[______]              None              $[_____]
Total                 $[______]              None              $[_____]


     (1) Estimated based on an assumed Subscription Price of 95% of the last reported sale price on the NYSE on [__________], 2007 (the "Estimated Purchase Price"). The Estimated Purchase Price is presented solely for illustration purposes. Shareholders wishing to exercise Rights must send the per Share amount presented under "The Offer - Payment for Shares" on page [__].

     (2) Before deduction of expenses payable by All-Star, estimated at $450,000.

     SHAREHOLDERS WHO DO NOT EXERCISE THEIR RIGHTS SHOULD EXPECT THAT THEY WILL, AT THE COMPLETION OF THE OFFER, OWN A SMALLER PROPORTIONAL INTEREST IN ALL-STAR THAN IF THEY EXERCISED THEIR RIGHTS. AS A RESULT OF THE OFFER, YOU MAY EXPERIENCE AN IMMEDIATE DILUTION OF THE AGGREGATE NAV OF YOUR SHARES, WHICH UNDER CERTAIN CIRCUMSTANCES, COULD BE SUBSTANTIAL. This is because the Subscription Price per Share and/or the net proceeds to All-Star for each new Share sold will be less than All-Star's NAV per Share on the Expiration Date. All-Star cannot state precisely the extent of this dilution at this time because it does not know what the NAV or market price per Share will be when the Offer expires or what proportion of Rights will be exercised.

     THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION THAT A SHAREHOLDER OUGHT TO KNOW BEFORE EXERCISING HIS OR HER RIGHTS. INVESTORS ARE ADVISED TO READ AND RETAIN IT FOR FUTURE REFERENCE. A STATEMENT OF ADDITIONAL INFORMATION DATED [________], 2007 HAS BEEN FILED WITH THE SEC AND IS INCORPORATED BY REFERENCE IN ITS ENTIRETY INTO THIS PROSPECTUS. THE TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION APPEARS ON PAGE [_] OF THIS PROSPECTUS. INVESTORS MAY

REQUEST A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, A FREE COPY OF ALL-STAR'S MOST RECENT ANNUAL OR SEMI-ANNUAL REPORT, AND ADDITIONAL INFORMATION ABOUT ALL-STAR OR MAKE SHAREHOLDER INQUIRIES BY CALLING THE INFORMATION AGENT AT 1-800-[__________] OR WRITING TO THE ADDRESS PROVIDED ABOVE. INVESTORS MAY ACCESS A COPY OF ALL-STAR'S SHAREHOLDER REPORTS AT WWW.ALL-STARFUNDS.COM. THE SEC MAINTAINS AN INTERNET WEBSITE AT WWW.SEC.GOV THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION AND OTHER INFORMATION REGARDING ALL-STAR.

     Investors should rely only on the information contained in or incorporated by reference into this prospectus. All-Star has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. All-Star is not making an offer to sell these securities in any state or jurisdiction where the offer or sale is not permitted. The information appearing in this prospectus is given as of the date of this prospectus. All-Star's business, financial condition, results of operations and prospects may have changed since the date of this prospectus. Neither the delivery of this prospectus nor any sale made hereunder shall, under any circumstances, create any implication that information contained herein is correct as of any time subsequent to the date hereof. However, if any material change occurs while this prospectus is required by law to be delivered, this prospectus will be amended or supplemented accordingly.


The date of this prospectus is [________], 2007.

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SEC. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                                TABLE OF CONTENTS

                                                                            PAGE

PROSPECTUS SUMMARY.............................................................1

EXPENSES......................................................................12

FINANCIAL HIGHLIGHTS..........................................................13

SHARE PRICE DATA..............................................................16

INVESTMENT PERFORMANCE........................................................16

THE OFFER.....................................................................17

SPECIAL CONSIDERATIONS AND RISK FACTORS.......................................27

USE OF PROCEEDS...............................................................28

THE MULTI-MANAGER METHODOLOGY.................................................29

INVESTMENT OBJECTIVE, POLICIES AND RISKS......................................30

MANAGEMENT OF ALL-STAR........................................................38

DESCRIPTION OF SHARES.........................................................41

DISTRIBUTIONS; AUTOMATIC DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN.........43

TAX MATTERS...................................................................45

GENERAL.......................................................................48

STATEMENT OF ADDITIONAL INFORMATION...........................................49

APPENDIX A:  INFORMATION ABOUT THE PORTFOLIO MANAGERS........................A-1

                               PROSPECTUS SUMMARY

     This summary highlights some information that is described more fully elsewhere in this prospectus. It may not contain all of the information that you should consider before exercising the Rights offered hereby. To understand the Offer fully, you should carefully review the more detailed information contained in this prospectus and in the Statement of Additional Information.

PURPOSE OF THE OFFER

     The Board of Trustees of All-Star ("Board of Trustees") has determined that it would be in the best interests of All-Star and its shareholders to increase the assets of All-Star available for investment so that it may be in a better position to take advantage of investment opportunities consistent with its investment objective that may arise. The Offer seeks to reward existing shareholders in All-Star by giving them the opportunity to purchase additional Shares at a price below market and/or NAV and without incurring any brokerage commissions. See "The Offer - Purpose of the Offer".

IMPORTANT TERMS OF THE OFFER

Total number of Shares available for         [___] Shares
primary subscription.....................

Number of Rights you will receive            One Right for every one Share
for each outstanding Share you own
on the Record Date.......................

Number of Shares you may purchase with       One Share for every ten Rights
your Rights at the Subscription
Price per Share..........................

Subscription Price.......................    95% of the lower of (i) the last
                                             reported sale price of a Share on
                                             the NYSE on the Pricing Date, or
                                             (ii) the NAV of a Share on the
                                             Pricing Date.


   SHAREHOLDERS' INQUIRIES SHOULD BE DIRECTED TO THEIR BROKER, BANK OR TRUST
                                COMPANY, OR TO:
                             THE ALTMAN GROUP, INC.
                               1-800-[__________]

OVER-SUBSCRIPTION PRIVILEGE

     The right to acquire during the Subscription Period at the Subscription Price one additional Share for each ten Rights held is hereinafter referred to as the "Primary Subscription". Shareholders on the Record Date who fully exercise all Rights issued to them (other than those Rights which cannot be exercised because they represent the right to acquire less than one Share) are entitled to subscribe for Shares that were not otherwise subscribed for by others in the Primary Subscription (the "Over-Subscription Privilege"). For purposes of determining the maximum number of Shares a shareholder may acquire pursuant to the Offer, broker-dealers whose Shares are held of record by Cede & Co., Inc. ("Cede"), nominee for Depository Trust Company, or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee. If enough Shares are available, all shareholder requests to buy Shares that were not bought by other Record Date Shareholders will be honored in full. If the requests for Shares exceed the Shares available, All-Star may, at its discretion, issue up to an additional 25% of the Shares available pursuant to the Offer in order to honor such over-subscriptions. All-Star may sell additional Shares to shareholders if and to the extent that Shares issued through the Offer would not cause any undue dilution (reduction) of the NAV of the Shares. Whether or not All-Star determines to issue additional Shares to honor all over-subscriptions, Shares will be allocated pro rata among those shareholders on the Record Date who over-subscribe based on the number of Rights originally issued to them by All-Star. Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, which is more fully discussed under "The Offer - Over-Subscription Privilege".

METHOD FOR EXERCISING RIGHTS

     Except as described below, subscription certificates evidencing the Rights ("Subscription Certificates") will be sent to shareholders on the Record Date ("Record Date Shareholders") or their nominees. If you wish to exercise your Rights, you may do so in the following ways:

     (1) Complete and sign the Subscription Certificate. Mail it in the envelope provided or otherwise deliver it, together with payment in full to Computershare Shareholder Services, Inc. (the "Subscription Agent") at the address indicated on the Subscription Certificate. Your completed and signed Subscription Certificate and payment must be received by the Expiration Date.

     (2) Contact your broker, banker or trust company, which can arrange, on your behalf, to guarantee delivery of payment and delivery of a properly completed and executed Subscription Certificate pursuant to a notice of guaranteed delivery ("Notice of Guaranteed Delivery") by the close of business on the third business day after the Expiration Date. A fee may be charged for this service. The Notice of Guaranteed Delivery must be received by the Expiration Date.

     Since the Expiration Date will be prior to the Pricing Date, shareholders who choose to exercise their Rights will not know the final Subscription Price at the time they exercise such Rights. Shareholders will have no right to rescind their subscription after receipt of their payment for Shares by the Subscription Agent. See "The Offer - Method of Exercise of Rights" and "The Offer - Payment for Shares". Subscription payments will be held by the Subscription Agent pending completion of the processing of the subscription. No interest thereon will be paid to subscribers.

     The Rights are not transferable. Therefore, only the underlying Shares, and not the Rights, will be admitted for trading on the NYSE. Since fractional Shares will not be issued on exercise of Rights, shareholders who receive, or are left with, fewer than ten Rights will be unable to exercise such Rights and will not be entitled to receive any cash in lieu of unexercised Rights.

   SHAREHOLDERS' INQUIRIES ABOUT THE OFFER SHOULD BE DIRECTED TO THEIR BROKER,
                         BANK OR TRUST COMPANY, OR TO:

                             The Altman Group, Inc.
                               1-800-[__________]

IMPORTANT DATES TO REMEMBER

     Please note that the dates in the table below, other than the Record Date, may change if the Offer is extended.

EVENT                                                DATE

Record Date......................................    [__________], 2007

Subscription Period..............................    [__________], 2007
                                                     through [__________], 2007*

Expiration Date (Deadline for delivery of
Subscription Certificate together with payment of
Estimated Subscription Price (see "The Offer -
Payment for Shares") on page [_] of this prospectus)
or for delivery of Notice of Guaranteed Delivery)    [__________], 2007

Pricing Date.....................................    [__________], 2007

Deadline for payment of final Subscription Price
pursuant to Notice of Guaranteed Delivery........    [__________], 2007

Confirmation to Registered Shareholders...........   [__________],  2007

For Registered Shareholders' Subscriptions -
deadline for payment of unpaid balance if final
Subscription Price is higher than Estimated
Subscription Price................................   [__________], 2007

* Unless the Offer is extended.

OFFERING FEES AND EXPENSES

     Offering expenses incurred by All-Star are estimated to be $450,000.

FOREIGN RESTRICTIONS

     Record Date Shareholders whose record addresses are outside the United States will receive written notice of the Offer; however, Subscription Certificates will not be mailed to such shareholders. The Rights to which those Subscription Certificates relate will be held by the Subscription Agent for such foreign Record Date Shareholders' accounts until instructions are received in writing with payment to exercise such Rights. If no such instructions are received by the Expiration Date, such Rights will expire. See "Subscription Agent".

INFORMATION ABOUT ALL-STAR

     All-Star is a multi-managed diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), that allocates its portfolio assets on an approximately equal basis among several independent investment management organizations (currently five in number) (each, a "Portfolio Manager") each having a different investment style. See "The Multi-Manager Methodology". All-Star's investment objective is to seek total investment return, comprised of long-term capital appreciation and current income. Under normal market conditions, the Fund seeks its investment objective through investing at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of equity securities. The portion of All-Star's portfolio not invested in equity securities (not more than 20% of its net assets under normal market conditions) is generally invested in short-term money market instruments. See "Investment Objective, Policies and Risks".

     All-Star is a Massachusetts business trust organized on August 20, 1986 that commenced investment operations in November 1986. Its Shares are listed and traded on the NYSE (symbol "USA"). The average daily trading volume of the Shares on the NYSE during the year ended December 31, 2006 was 321,344 Shares. As of [__________], 2007, All-Star's net assets were [________] and [________]
Shares were issued and outstanding.

INFORMATION ABOUT ALPS ADVISERS, INC.

     AAI serves as the investment adviser to All-Star. Pursuant to a Fund Management Agreement with All-Star, AAI implements and operates All-Star's multi-manager methodology and has overall supervisory responsibility for the general management and investment of All-Star's assets. AAI recommends to the Board of Trustees the investment management firms for appointment as Portfolio Managers of All-Star. See "Management of All-Star" for the fees paid by the Fund to AAI and by AAI to the Portfolio Managers. Since the fees of AAI and the Portfolio Managers are based on the average daily net assets of All-Star, AAI and the Portfolio Managers will benefit from the Offer. See "Management of All-Star". As of December 31, 2006, AAI managed over $1.5 billion in assets.

     ALPS Fund Services, Inc. ("AFS"), an affiliate of AAI, provides administrative services to All-Star under an Administration, Bookkeeping and Pricing Services Agreement with All-Star. AAI and AFS are wholly-owned subsidiaries of ALPS Holdings, Inc. ("ALPS").

PORTFOLIO MANAGERS

     All-Star allocates its portfolio assets among a number of Portfolio Managers each having a different investment style, as selected and recommended by AAI and approved by the Board of Trustees. As of the date of this prospectus, All-Star's Portfolio Managers are:

     o Chase Investment Counsel Corporation

     o Matrix Asset Advisors, Inc.

     o Pzena Investment Management, LLC

     o Schneider Capital Management Corporation

     o TCW Investment Management Company

The Portfolio Managers may be removed and additional Portfolio Managers may be added from time to time. See Appendix A for more information about the current Portfolio Managers.

SPECIAL CONSIDERATIONS AND RISK FACTORS

     The following summarizes some of the risks that you should consider before subscribing for Shares through the Offer. A more detailed description of these and other risks of investing in All-Star are described under "Special Considerations and Risk Factors".

Dilution............................        Record Date Shareholders who do not
                                            fully exercise their Rights should
                                            expect that they will, at the
                                            completion of the Offer, own a
                                            smaller proportional interest in
                                            All-Star than they owned prior to
                                            the Offer. In addition, as a result
                                            of the Offer, all shareholders may
                                            experience an immediate dilution of
                                            the aggregate NAV of these Shares,
                                            which, under certain circumstances,
                                            may be substantial. This is because
                                            the Subscription Price per Share
                                            and/or the net proceeds to All-Star
                                            for each new Share sold will be less
                                            than All-Star's NAV per Share on the
                                            Pricing Date. Although it is not
                                            possible to state precisely the
                                            amount of such dilution, because it
                                            is not known at this time how many
                                            Shares will be subscribed for or
                                            what the NAV or market price per
                                            Share will be on the Pricing Date,
                                            All-Star estimates that such
                                            dilution should not be substantial.
                                            For example, if the Shares are
                                            trading at a discount from their NAV
                                            of 2.5% (the average discount for
                                            the six-month period ended June 30,
                                            2007), and assuming all Rights are
                                            exercised, the Subscription Price
                                            would be 7.4% below the NAV per
                                            Share, resulting in a reduction of
                                            such NAV of approximately $0.07 per
                                            Share, or less than 0.8%. Further,
                                            if you do not submit subscription
                                            requests pursuant to the
                                            Over-Subscription Privilege, you may
                                            experience dilution in your holdings
                                            if All-Star offers additional Shares
                                            for subscription. All-Star may sell
                                            additional Shares to shareholders if
                                            and to the extent that Shares issued
                                            through the Offer would not cause
                                            any undue dilution of the Shares.
                                            See "Special Considerations and Risk
                                            Factors - Dilution".

Closed-end Fund Discounts....               Shares of closed-end funds
                                            frequently trade at a market price
                                            that is less than the value of the
                                            net assets attributable to those
                                            shares. The possibility that Shares
                                            of All-Star will trade at a discount
                                            from NAV is a risk separate and
                                            distinct from the risk that
                                            All-Star's NAV will decrease. The
                                            risk of purchasing shares of a
                                            closed-end fund that might trade at
                                            a discount is more pronounced for
                                            investors who wish to sell their
                                            shares in a relatively short period
                                            of time because, for those
                                            investors, realization of a gain or
                                            loss on their investments is likely
                                            to be more dependent upon the
                                            existence of a premium or discount
                                            than upon portfolio performance. See
                                            "Share Price Data".

Investment and Market Risk....              An investment in Shares is subject
                                            to investment risk, including the
                                            possible loss of the entire amount
                                            that you invest. Your investment in
                                            Shares represents an indirect
                                            investment in the securities owned
                                            by All-Star, most of which are
                                            anticipated to be traded on a
                                            national securities exchange or in
                                            the over-the-counter markets. The
                                            value of these securities, like
                                            other market investments, may move
                                            up or down, sometimes rapidly and
                                            unpredictably. Your Shares at any
                                            point in time may be worth less than
                                            your original investment, even after
                                            taking into account the reinvestment
                                            of dividends and other
                                            distributions.

Common Stock Risk............               All-Star is not limited in the
                                            percentage of its assets that may be
                                            invested in common stocks and other
                                            equity securities, and therefore a
                                            risk of investing in All-Star is
                                            equity risk. Equity risk is the risk
                                            that the market value of securities
                                            held by All-Star will fall due to
                                            general market or economic
                                            conditions, perceptions regarding
                                            the industries in which the issuers
                                            of securities held by All-Star
                                            participate, and the particular
                                            circumstances and performance of
                                            particular companies whose
                                            securities All-Star holds. In
                                            addition, common stock of an issuer
                                            in All-Star's portfolio may decline
                                            in price if the issuer fails to make
                                            anticipated dividend payments
                                            because, among other reasons, the
                                            issuer of the security experiences a
                                            decline in its financial condition.
                                            Common equity securities in which
                                            All-Star will invest are
                                            structurally subordinated to
                                            preferred stocks, bonds and other
                                            debt instruments in a company's
                                            capital structure, in terms of
                                            priority to corporate income, and
                                            therefore will be subject to greater
                                            payment risk than preferred stocks
                                            or debt instruments of such issuers.

                                            In addition, while broad market
                                            measures of common stocks have
                                            historically generated higher
                                            average returns than fixed income
                                            securities, common stocks have also
                                            experienced significantly more
                                            volatility in their returns.

Preferred Securities Risk........           Preferred equity securities involve
                                            credit risk, which is the risk that
                                            a preferred equity security will
                                            decline in price, or fail to pay
                                            dividends when expected, because the
                                            issuer experiences a decline in its
                                            financial status. In addition to
                                            credit risk, investment in preferred
                                            equity securities involves certain
                                            other risks. Certain preferred
                                            equity securities contain provisions
                                            that allow an issuer under certain
                                            conditions to skip distributions (in
                                            the case of "non-cumulative"
                                            preferred equity securities) or
                                            defer distributions (in the case of
                                            "cumulative" preferred equity
                                            securities). Preferred equity
                                            securities often contain provisions
                                            that allow for redemption in the
                                            event of certain tax or legal
                                            changes or at the issuers' call. In
                                            the event of redemption, All-Star
                                            may not be able to reinvest the
                                            proceeds at comparable rates of
                                            return. Preferred equity securities
                                            typically do not provide any voting
                                            rights, except in cases when
                                            dividends are in arrears beyond a
                                            certain time period, which varies by
                                            issue. Preferred equity securities
                                            are subordinated to bonds and other
                                            debt instruments in a company's
                                            capital structure in terms of
                                            priority to corporate income and
                                            liquidation payments, and therefore
                                            will be subject to greater credit
                                            risk than those debt instruments.
                                            Preferred equity securities may be
                                            significantly less liquid than many
                                            other securities, such as U.S.
                                            government securities, corporate
                                            debt or common stock.

Convertible Security Risk.......            Convertible securities generally
                                            offer lower interest or dividend
                                            yields than non-convertible
                                            fixed-income securities of similar
                                            credit quality because of the
                                            potential for capital appreciation.
                                            The market values of convertible
                                            securities tend to decline as
                                            interest rates increase and,
                                            conversely, to increase as interest
                                            rates decline. However, a
                                            convertible security's market value
                                            also tends to reflect the market
                                            price of the common stock of the
                                            issuing company, particularly when
                                            the stock price is greater than the
                                            convertible security's conversion
                                            price. The conversion price is
                                            defined as the predetermined price
                                            or exchange ratio at which the
                                            convertible security can be
                                            converted or exchanged for the
                                            underlying common stock. As the
                                            market price of the underlying
                                            common stock declines below the
                                            conversion price, the price of the
                                            convertible security tends to be
                                            increasingly influenced more by the
                                            yield of the convertible security
                                            than by the market price of the
                                            underlying common stock. Thus, it
                                            may not decline in price to the same
                                            extent as the underlying common
                                            stock, and convertible securities
                                            generally have less potential for
                                            gain or loss than common stocks.
                                            However, mandatory convertible
                                            securities generally do not limit
                                            the potential for loss to the same
                                            extent as securities convertible at
                                            the option of the holder. In the
                                            event of a liquidation of the
                                            issuing company, holders of
                                            convertible securities would be paid
                                            before that company's common
                                            stockholders. Consequently, an
                                            issuer's convertible securities
                                            generally entail less risk than its
                                            common stock. However, convertible
                                            securities fall below debt
                                            obligations of the same issuer in
                                            order of preference or priority in
                                            the event of a liquidation and are
                                            typically unrated or rated lower
                                            than such debt obligations. In
                                            addition, contingent payment
                                            convertible securities allow the
                                            issuer to claim deductions based on
                                            its nonconvertible cost of debt,
                                            which generally will result in
                                            deductions in excess of the actual
                                            cash payments made on the securities
                                            (and accordingly, holders will
                                            recognize income in amounts in
                                            excess of the cash payments
                                            received). The convertible
                                            securities in which the Fund invests
                                            may be rated below investment grade.
                                            See "Risks of Below-Investment Grade
                                            Quality Securities".

Credit Risk........................         Credit risk is the risk that a
                                            security in All-Star's portfolio
                                            will decline in price or fail to
                                            make dividend or interest payments
                                            when due because the issuer of the
                                            security experiences a decline in
                                            its financial status. Preferred and
                                            convertible securities are typically
                                            subordinated to bonds and other debt
                                            instruments in a company's capital
                                            structure, in terms of priority to
                                            corporate income, and therefore will
                                            be subject to greater credit risk
                                            than those debt instruments.

Management Risk................             All-Star is subject to management

                                            risk because it is an actively
                                            managed investment portfolio. AAI
                                            and the Portfolio Managers will
                                            apply investment techniques and risk
                                            analyses in selecting Portfolio
                                            Managers and making investment
                                            decisions for All-Star,
                                            respectively, but there can be no
                                            guarantee that these will produce
                                            the desired results.

Growth Stock Risk...............            Growth stocks are stocks of
                                            companies believed to have
                                            above-average potential for growth
                                            in revenue and earnings. In certain
                                            market conditions, prices of growth
                                            stocks may be more sensitive to
                                            changes in current or expected
                                            earnings than the prices of other
                                            stocks. Growth stocks may not
                                            perform as well as value stocks or
                                            the stock market in general.

Value Stock Risk.................           Value stocks are stocks of companies
                                            that may have experienced adverse
                                            business or industry developments or
                                            may be subject to special risks that
                                            have caused the stocks to be out of
                                            favor and, in a Portfolio Manager's
                                            opinion, undervalued. If the
                                            Portfolio Manager's assessment of a
                                            company's prospects is wrong, the
                                            price of the company's stock may
                                            fall or may not approach the value
                                            the Portfolio Manager has placed on
                                            it.

Foreign Securities Risk..........           Investments in foreign securities
                                            involve risks in addition to those
                                            of investments in U.S. issuers.
                                            These risks include political and
                                            economic risks, currency
                                            fluctuations, higher transaction
                                            costs, less liquidity and greater
                                            volatility, delayed settlement,
                                            confiscatory taxation, withholding
                                            of taxes and less stringent investor
                                            protection and disclosure of
                                            standards in some foreign markets.
                                            These risks can make investments in
                                            foreign issuers more volatile and
                                            potentially less liquid than
                                            investments in U.S. issuers.

Tax Risk...........................         All-Star may invest in preferred
                                            securities, convertible securities,
                                            or other securities the federal
                                            income tax treatment of the income
                                            from which may not be clear or may
                                            be subject to recharacterization by
                                            the Internal Revenue Service
                                            ("IRS"). The tax treatment of
                                            distributions All-Star designates as
                                            "qualified dividend income" may be
                                            affected by IRS interpretations of
                                            the Internal Revenue Code of 1986,
                                            as amended (the "Code"), and future
                                            changes in the Code and the
                                            regulations thereunder. Moreover,
                                            unless legislative action is taken,
                                            the favorable tax treatment of
                                            qualified dividend income, as well
                                            as the 15% maximum federal income
                                            tax rate on individuals' net capital
                                            gain, will expire for taxable years
                                            commencing after December 31, 2010.
                                            See "Tax Matters". If All-Star has
                                            significant holdings in securities
                                            that generate qualified dividend
                                            income, its Share price may be
                                            volatile while Congress considers an
                                            extension of that favorable tax
                                            treatment, depending on the
                                            anticipated outcome of the
                                            legislation. There can be no
                                            assurance as to what portion, if
                                            any, of All-Star's distributions
                                            will constitute qualified dividend
                                            income.

Market Disruption Risk.........             Certain events have a disruptive
                                            effect on the securities markets,
                                            such as terrorist attacks (including
                                            the terrorist attacks in the United
                                            States on September 11, 2001), war
                                            and other geopolitical events.
                                            All-Star cannot predict the effects
                                            of similar events in the future on
                                            the U.S. economy.

Inflation Risk.....................         Inflation risk is the risk that the
                                            value of assets or income from
                                            investment will be worth less in the
                                            future as inflation decreases the
                                            value of money. As inflation
                                            increases, the real value of the
                                            shares and distributions can
                                            decline.

Deflation Risk.....................         Deflation risk is the risk that
                                            prices throughout the economy
                                            decline over time, which may have an
                                            adverse effect on the market
                                            valuation of companies, their assets
                                            and revenues. In addition, deflation
                                            may have an adverse effect on the
                                            creditworthiness of issuers and may
                                            make issuer default more likely,
                                            which may result in a decline in the
                                            value of All-Star's portfolio.

ANTI-TAKEOVER PROVISIONS

     All-Star's Declaration of Trust and By-Laws have provisions (commonly referred to as "anti-takeover provisions") that are intended to have the effect of limiting the ability of other entities or persons to acquire control of All-Star, to cause it to engage in certain transactions, or to modify its structure. For instance, the affirmative vote of 75 percent of the Shares of the Fund is required to authorize All-Star's conversion from a closed-end to an open-end investment company, unless such conversion is recommended by the Board of Trustees, in which event such conversion would only require the majority vote of the shareholders, as defined in the 1940 Act. A similar shareholder vote is required to authorize a merger, sale of a substantial part of the assets or similar transactions with persons beneficially owning five percent or more of All-Star's Shares, unless approved by the Board of Trustees under certain conditions. These provisions cannot be amended without a similar super-majority vote. In addition, the Board of Trustees is divided into three classes, each of which has a term of three years and only one of which is elected at each annual meeting of shareholders. See "Description of Shares-Anti-takeover Provisions of the Declaration of Trust; Super-Majority Vote Requirement for Conversion to Open-End Status".

DISPOSITION OF SHARES

     You will be free to dispose of your Shares on the NYSE or other markets on which the Shares may trade, but, because All-Star is a closed-end fund, you do not have the right to redeem your Shares.

DISTRIBUTIONS

     All-Star currently has a policy of paying distributions on its Shares totaling approximately 10% of its NAV per year, payable in four quarterly distributions of 2.5% of its NAV at the close of the NYSE on the Friday prior to each quarterly declaration date. These fixed distributions, which are not necessarily related to All-Star's net investment income or net realized capital gains or losses, are taxable in any taxable year, up to the amount of All-Star's current and accumulated earnings and profits ("E&P"), as ordinary dividend income (which includes not only net investment income but also the excess of short-term capital gain over net long-term capital loss ("short-term gain")), qualified dividend income (taxable at a maximum 15% federal income tax rate for individuals), or long-term capital gain to the extent they are attributable to such income or gain All-Star earned for that year. (See "Tax Matters"). If, for any taxable year, the total distributions made under All-Star's distribution policy exceed its E&P, the excess will be treated as a non-taxable return of capital to each shareholder (up to the amount of the shareholder's basis in his or her Shares) and thereafter as gain from the sale of Shares. The amount treated as a non-taxable return of capital will reduce the shareholder's adjusted basis in his or her Shares, thereby increasing potential gain or reducing potential loss on the subsequent sale of those Shares.

     Subject to maintaining its status as a regulated investment company for federal tax purposes ("RIC") (see "Tax Matters"), All-Star may, in the discretion of the Board of Trustees, retain for reinvestment, and not distribute, net investment income or net long-term capital gain in excess of net short-term capital loss ("net capital gain") for any taxable year to the extent that its net investment income and net realized gains exceed the amount to be distributed for that year under its distribution policy. Retained net capital gain will be taxed to All-Star and designated by it as long-term capital gains within 60 days after the end of the taxable year in which the gains were recognized. Under those circumstances, each shareholder will be required to include in gross income a proportionate share of that gain but will be able to claim a proportionate share of the federal income tax All-Star paid as a credit against his or her own federal income tax liability and will be entitled to increase the adjusted tax basis in his or her Shares by the difference between the amount taxed and the credit.

     You should carefully consider your ability to assume the foregoing risks before making an additional investment in All-Star. An investment in Shares of All-Star is not appropriate for all investors.

                                    EXPENSES

     These are the expenses that an investor incurs when buying Shares, whether pursuant to the Offer, in the open-market or through All-Star's Automatic Dividend Reinvestment and Cash Purchase Plan, as amended ("Plan").

SHAREHOLDER TRANSACTION EXPENSES

Sales Load.....................................     None (1)

Automatic Dividend Reinvestment and
Cash Purchase Plan Fees........................     $1.25 per voluntary
                                                    cash investment

____________________

     (1) No sales load or commission will be payable in connection with the Offer. Purchases of Shares through brokers in secondary market transactions are subject to brokers' commissions and charges.

ANNUAL EXPENSES (as a percentage of net assets attributable to Shares)

Management Fees......................................................    [0.71]%

Other Expenses.......................................................    [0.30]%

Total Annual Expenses................................................    [1.01]%



EXAMPLE: You would pay the following expenses on an investment (at NAV) of $1,000, assuming a 5% annual return and reinvestment of all dividends and distributions at NAV.

1 YEAR                3 YEARS                5 YEARS                10 YEARS

 $[103]                $[321]                 $[558]                 $[1,235]


     THE TABLES AND THE EXAMPLE ABOVE ARE INTENDED TO ASSIST INVESTORS IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT AN INVESTOR WILL BEAR DIRECTLY AND INDIRECTLY IN PURCHASING AND OWNING SHARES. THE FIGURES IN THE EXAMPLE ARE INTENDED TO ILLUSTRATE THE EFFECT OF ALL-STAR'S EXPENSES, WHICH MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

     The numbers shown under the Annual Expenses table are projections based on All-Star's actual expenses for the year ended December 31, 2006, and on its projected net assets assuming the Offer is fully subscribed for at the Estimated Purchase Price of $[______] per Share. See "Financial Highlights" for All-Star's actual ratio of expenses to average net assets for the year ended December 31, 2006.

                              FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand All-Star's financial performance. Information is shown for All-Star's last ten fiscal years. Certain information reflects financial results from a single Share. The information for the fiscal years ended December 31, 1999 through December 31, 2006 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information included in All-Star's financial statements for periods prior to 1999 had been audited by other independent auditors, whose report expressed an unqualified opinion on those financial statements and financial highlights. The report of the independent registered public accounting firm, together with the financial statements of All-Star, are included in All-Star's December 31, 2006 Annual Report and are incorporated by reference into the Statement of Additional Information (see cover page).

                                                                                FOR THE YEAR ENDED DECEMBER 31,
                                                                                -------------------------------

PER SHARE OPERATING PERFORMANCE:                               2006            2005            2004           2003            2002

NAV at beginning of year...............................       $8.85           $9.30           $9.13           $7.14          $10.65
Income from Investment Operations:
       Net investment income...........................        0.04            0.02            0.02           0.01            0.01
       Net realized and unrealized gain (loss) on
          investments and foreign currency.............        0.75            0.40            1.09           2.76           (2.56)
Total from Investment Operations.......................        0.79            0.42            1.11           2.77           (2.55)

Less Distributions from:
       Net investment income...........................       (0.04)          (0.02)          (0.02)         (0.01)          (0.01)
       Realized capital gain...........................       (0.81)          (0.56)          (0.66)         (0.30)          (0.02)
       Paid in capital.................................       (0.03)          (0.29)          (0.21)         (0.47)          (0.85)

Total Distributions....................................       (0.88)          (0.87)          (0.89)         (0.78)          (0.88)

Change due to rights offering (a)......................        ----            ----           (0.05)          ----           (0.08)
Total Distributions and Rights
       Offering........................................       (0.88)          (0.87)          (0.94)         (0.78)          (0.96)
NAV at end of year.....................................       $8.76           $8.85           $9.30           $9.13          $7.14
Market price at end of year............................       $8.29           $8.28           $9.56           $9.46          $6.64

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (b)
Based on NAV...........................................
Based on market price..................................       10.4%            5.0%           13.0%           40.7%         (25.0)%
                                                              11.7%           (4.4)%          12.1%           56.7%         (33.0)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of year (millions)...................       $1,372          $1,368          $1,372         $1,153           $869
Ratio of expenses to average net assets (c)............       1.01%           0.99%           1.01%           1.04%          1.05%
Ratio of net investment income to average net
       assets (c)......................................       0.43%           0.20%           0.20%           0.11%          0.11%
Portfolio turnover rate................................        72%             46%             57%             64%            83%
____________________

(a)     Effect of All-Star's rights offerings for Shares at a price below NAV.

(b)     Calculated assuming all distributions reinvested at the actual reinvestment price and all rights offerings were fully subscribed under the terms of each offering.

(c)     The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than
        0.01%.


                                                                                 FOR THE YEAR ENDED DECEMBER 31,
                                                                                 -------------------------------

PER SHARE OPERATING PERFORMANCE:                                2001            2000           1999            1998            1997

NAV at beginning of year...............................        $13.61          $14.02         $14.22          $13.32          $11.95
Income from Investment Operations:
       Net investment income...........................         0.03            0.05           0.05            0.05            0.05
       Net realized and unrealized gain (loss) on
          investments and foreign currency.............        (1.79)           0.96           1.22            2.35          3.01(a)
Total from Investment Operations.......................        (1.76)           1.01           1.27            2.40            2.70

Less Distributions from:
        Net investment income..........................        (0.03)          (0.06)         (0.05)          (0.05)          (0.05)
        Realized capital gain..........................        (1.17)          (1.36)         (1.34)          (1.35)          (1.28)

Total Distributions....................................        (1.20)          (1.42)         (1.39)          (1.40)          (1.33)

Change due to rights offering (b)......................         ----            ----           ----           (0.10)           ----
Impact of Shares issued in dividend reinvestment (c)...         ----            ----          (0.08)           ----            ----
Total Distributions, Reinvestments and Rights
       Offering........................................        (1.20)          (1.42)         (1.47)          (1.50)          (1.33)
NAV at end of year.....................................        $10.65          $13.61         $14.02          $14.22          $13.32
Market price at end of year............................        $11.09         $12.375         $11.063        $12.938         $13.313

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (d)
Based on NAV...........................................       (12.7)%           8.8%           10.2%          19.8%           26.6%
Based on market price..................................         0.0%           25.4%          (4.4)%           9.1%           34.4%

RATIOS AND SUPPLEMENTAL DATA:

Net assets at end of year (millions)...................        $1,133          $1,376         $1,396          $1,351          $1,150
Ratio of expenses to average net assets (e)............        1.03%           0.96%           0.97%          1.00%           1.01%
Ratio of net investment income to average net
        assets (e).....................................        0.27%           0.37%           0.37%          0.39%           0.38%
Portfolio turnover rate................................         64%             83%             90%            76%             99%
___________________

(a)     Before provision for federal income tax

(b)     Effect of All-Star's rights offerings for Shares at a price below NAV.

(c)     Effect of payment of a portion of distributions in newly issued Shares valued at a discount from NAV.

(d)     Calculated assuming all distributions reinvested at the actual reinvestment price and all rights offerings were fully subscribed under the terms of each offering.

(e)     The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than
        0.01%.

                                SHARE PRICE DATA

     All-Star's Shares were listed on the NYSE on October 24, 1986. The Shares are listed and traded on the NYSE under the symbol "USA". The following table sets forth for the calendar quarters indicated: (i) the high and low sales prices for Shares, as reported in the consolidated transaction reporting system;
(ii) the NAV per share on the day or days when the Shares traded at such high and low sales prices; and (iii) the percentage by which the Shares traded at a premium over, or discount from, All-Star's NAV per share on the day or days when the Shares traded at such high and low sales prices.

                       High                                                        Low
                    Sales Price          NAV         Premium (Discount)         Sales Price         NAV           Premium (Discount)
                    -----------          ---         ------------------         -----------         ---           ------------------
2005
1st Quarter            9.65             9.21                4.8%                   8.64             8.60                 0.5%
2nd Quarter            9.15             8.71                5.1%                   8.50             8.27                 2.8%
3rd Quarter            9.57             9.13                4.8%                   8.77             8.61                 1.9%
4th Quarter            9.00             8.75                2.9%                   8.13             8.85                 -8.1%

2006
1st Quarter            8.77             9.07               -3.3%                   8.19             8.98                 -8.8%
2nd Quarter            8.44             8.93               -5.5%                   7.06             8.07                -12.5%
3rd Quarter            7.86             8.47               -7.2%                   7.11             8.02                -11.3%
4th Quarter            8.31             8.80               -5.6%                   7.76             8.46                 -8.3%

2007
1st Quarter            8.75             9.08               -3.6%                   8.07             8.29                 -2.7%
2nd Quarter            9.19             9.28               -1.0%                   8.48             9.08                 -6.6%

     All-Star's Shares have traded in certain periods at a discount from their NAV. Certain features of and steps taken by All-Star may have tended to reduce the discount from NAV at which its Shares might otherwise have traded, although All-Star is not able to determine what effect, if any, these various features and steps may have had. All-Star's current 10% distribution policy (see "Distributions; Automatic Dividend Reinvestment and Cash Purchase Plan - 10% Distribution Policy"), begun in June 1988, may have contributed to this effect. This trend may also have resulted in whole or in part from other factors, such as All-Star's investment performance and increased attention directed to All-Star by securities analysts and market letters.

     On [________], 2007 the NAV per share was $[_______] and the last reported sales price was $[_________], representing a [discount from/premium to] NAV per share of [__] %.


                             INVESTMENT PERFORMANCE

     The table below shows two measures of All-Star's return to investors for the one, five, ten, fifteen and twenty year periods through June 30, 2007. No. 1 ("All-Star") shows All-Star's investment performance based on a valuation of its Shares at NAV. No. 2 ("All-Star Price") shows All-Star's investment performance based on the market price of All-Star's Shares. Both measures assume reinvestment of all of All-Star's dividends and distributions in additional Shares pursuant to All-Star's Automatic Dividend Reinvestment and Cash Purchase Plan (see "Distributions; Automatic Dividend Reinvestment and Cash Purchase Plan"), and full participation in All-Star's 1992, 1993, 1994, 1998, 2002 and 2004 rights offerings under the terms of each offering.

     The Lipper Large-Cap Core Mutual Fund Average has been included so that All-Star's results may be compared with an unweighted average of the total return of open-end mutual funds classified as large-cap core funds (i.e., mutual funds having investment objectives and policies comparable to All-Star) published by Lipper, Inc. The Lipper Large-Cap Core Mutual Fund Average information reflects the total return of the mutual funds included in the average, in each case assuming reinvestment of dividends and distributions. The record of the S&P 500 Index has also been included so that All-Star's results may be compared with those of an unmanaged group of securities widely regarded by investors as representative of the stock market in general. The S&P 500 Index is a broad based capitalization-weighted index which reflects the total return of the securities included in the index.

---------------------------------- --------------- ---------------- ------------------------------ -------------
                                        NO. 1           NO. 2             LIPPER LARGE-CAP             S&P
                                    ALL-STAR NAV    ALL-STAR PRICE   CORE MUTUAL FUND AVERAGE       500 INDEX
---------------------------------- --------------- ---------------- ------------------------------ -------------
1 Year beginning July 1, 2006          20.7%            32.4%                   19.6%                 20.6%
---------------------------------- --------------- ---------------- ------------------------------ -------------
5 Years beginning July 1, 2002         12.3%            11.8%                   9.3%                  10.7%
---------------------------------- --------------- ---------------- ------------------------------ -------------
10 Years beginning                      7.4%             7.6%                   6.1%                   7.1%
July 1, 1997
---------------------------------- --------------- ---------------- ------------------------------ -------------
15 Years beginning                     10.7%            10.5%                   10.0%                 11.2%
July 1, 1992
---------------------------------- --------------- ---------------- ------------------------------ -------------
20 Years beginning                     10.7%            11.8%                   9.7%                  10.8%
July 1, 1987
---------------------------------- --------------- ---------------- ------------------------------ -------------

     The returns shown are the average annual return for the period indicated to June 30, 2007.

     The above results represent All-Star's past performance and are not intended as a prediction of its future performance. The investment return, NAV and market value of All-Star's Shares will fluctuate, so that such Shares when sold may be worth more or less than their original cost.


                                    THE OFFER

TERMS OF THE OFFER

     All-Star is issuing to Record Date Shareholders non-transferable Rights to subscribe for the additional Shares, without par value. Each Record Date Shareholder is being issued one Right for each Share owned on the Record Date. No Rights will be issued for fractional Shares. The Rights entitle the holder to acquire in the Primary Subscription at the Subscription Price one Share for each ten Rights held. Accordingly, Shares may be purchased only pursuant to the exercise of Rights in integral multiples of ten. Rights may be exercised at any time during the Subscription Period, which commences on [__________], 2007 and ends at 5:00 p.m., New York City time, on [__________], 2007, the Expiration Date.

     In addition, any Record Date Shareholder who fully exercises all Rights issued to him or her in the Primary Subscription (other than those Rights that cannot be exercised because they represent the right to acquire less than one Share) will be entitled to subscribe for Shares that were not otherwise subscribed for by others in the Primary Subscription. For purposes of determining the number of Shares a Record Date Shareholder may acquire pursuant to the Offer, broker-dealers whose Shares are held of record on the Record Date by Cede or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf. If enough Shares are available, all Record Date Shareholder requests to buy Shares that were not bought by other Record Date Shareholders will be honored in full. If the requests for Shares exceed the Shares available, All-Star may, at its discretion, issue up to an additional 25% of the Shares available pursuant to the Offer in order to honor such over-subscriptions. All-Star may sell additional Shares to Record Date Shareholders if and to the extent that Shares issued through the Offer would not cause any undue dilution (reduction) of the NAV of the Shares. Whether or not All-Star determines to issue additional Shares to honor all over-subscriptions, Shares will be allocated pro rata among those Record Date Shareholders who over-subscribe based on the number of Rights originally issued to them by All-Star. Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, which is more fully discussed under "Over-Subscription Privilege".

     The Rights are not transferable. Therefore, only the underlying Shares, and not the Rights, will be admitted for trading on the NYSE. Since fractional Shares will not be issued, Record Date Shareholders who receive, or who are left with, fewer than ten Rights will be unable to exercise such Rights and will not be entitled to receive any cash in lieu thereof.

     The Rights will be evidenced by Subscription Certificates, which will be mailed to Record Date Shareholders with addresses in the United States. See "Foreign Restrictions". Rights may be exercised by completing a Subscription Certificate and delivering it, together with payment by means of (i) a check or money order, or (ii) a Notice of Guaranteed Delivery, to the Subscription Agent during the Subscription Period. The method by which Rights may be exercised and Shares paid for is set forth under "Method of Exercise of Rights" and "Payment for Shares."

PURPOSE OF THE OFFER

     The Board of Trustees has determined that (i) it would be in the best interests of All-Star and its shareholders to increase the assets of All-Star available for investment, thereby permitting All-Star to be in a better position to more fully take advantage of investment opportunities consistent with All-Star's investment objective that may arise, and (ii) the potential benefits of the Offer to All-Star and its shareholders will outweigh the dilution to shareholders who do not fully exercise their Rights. The Board of Trustees voted unanimously to approve the terms of the Offer as set forth in this prospectus.

     In reaching its decision, the Board of Trustees considered, among other things, advice by AAI that the proceeds of the Offer will enable the Portfolio Managers to take advantage of perceived investment opportunities without having to sell existing portfolio holdings, which they otherwise would retain. The Board of Trustees considered that the Offer seeks to reward investors by giving existing Shareholders the opportunity to purchase additional Shares at a price below market and/or NAV and without brokerage commissions. In addition, the Board of Trustees considered that the Offer will enhance the likelihood that All-Star will continue to have sufficient assets remaining after the distributions called for by its current 10% distribution policy to permit All-Star to maintain the current ratio of its fixed expenses to its net assets.

     Finally, the Board of Trustees considered that, because the Subscription Price per Share may be less than the NAV per Share on the Pricing Date, the Offer may result in dilution of All-Star's NAV per Share. The Board of Trustees believes that the factors in favor of the Offer outweigh this possible dilution. See "Special Considerations and Risk Factors - Dilution".

     AAI, AFS and the Portfolio Managers will benefit from the Offer because their fees are based on the average daily net assets of All-Star. See "Management of All-Star". It is not possible to state precisely the amount of additional compensation they will receive as a result of the Offer because it is not known how many Shares will be subscribed for and because the net proceeds of the Offer will be invested in additional portfolio securities that will fluctuate in value. One of All-Star's Trustees who voted to authorize the Offer is an "interested person," within the meaning of the 1940 Act, of AAI, and therefore could benefit indirectly from the Offer. The other six Trustees are not "interested persons" of All-Star or AAI.

     All-Star may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of Shares and on terms which may or may not be similar to the Offer. Any such future rights offering will be made in accordance with the then applicable requirements of the 1940 Act and the Securities Act of 1933, as amended. In 1992, All-Star completed a rights offering to shareholders of 5,464,168 Shares at a subscription price of $10.05 per Share, for proceeds to All-Star after expenses of approximately $54,683,782. In 1993, All-Star completed a second rights offering to shareholders of 4,227,570 Shares at a subscription price of $10.41 per Share, for proceeds to All-Star after expenses of approximately $43,759,004. In 1994, All-Star completed a third rights offering to shareholders of 4,704,931 Shares at a subscription price of $9.14 per Share, for proceeds to All-Star after expenses of approximately $42,793,069. In 1998, All-Star completed a fourth rights offering to shareholders of 4,318,134 Shares at a subscription price of $12.83 per Share, for proceeds to All-Star after expenses of approximately $55,166,659. In 2002, All-Star completed a fifth rights offering to shareholders of 10,688,506 Shares at a subscription price of $8.99 per Share, for proceeds to All-Star after expenses of approximately $95,753,976. In 2004, All-Star completed a sixth rights offering to shareholders of 15,841,927 Shares at a subscription price of $8.34 per Share, for proceeds to All-Star after expenses of approximately $131,705,875. All six rights offerings were oversubscribed.

OVER-SUBSCRIPTION PRIVILEGE

     If all of the Rights initially issued in the Primary Subscription are not exercised, any Shares for which Subscriptions have not been received ("Excess Shares") will be offered, by means of the Over-Subscription Privilege, to Record

Date Shareholders who have exercised all Rights initially issued to them and who wish to acquire more than the number of Shares for which Rights issued to them are exercisable. Record Date Shareholders who exercise all Rights initially issued to them will have the opportunity to indicate on the Subscription Certificate how many Shares they are willing to acquire pursuant to the Over-Subscription Privilege. If sufficient Excess Shares remain, all over-subscriptions will be honored in full. If sufficient Excess Shares are not available to honor all over-subscriptions, All-Star may, at the discretion of the Board of Trustees, issue up to an additional 25% of the Shares available pursuant to the Primary Subscription, to satisfy over-subscription requests. All-Star may sell additional Shares to Record Date Shareholders if and to the extent that Shares issued through the Offer would not cause any undue dilution (reduction) of the NAV of the Shares. Whether or not All-Star determines to issue additional Shares to honor all over-subscriptions, available Excess Shares will be allocated (subject to elimination of fractional Shares) among Record Date Shareholders who over-subscribe based on the number of Rights originally issued to them.

     The method by which Excess Shares will be distributed and allocated pursuant to the Over-Subscription Privilege is as follows. Excess Shares will be available for purchase pursuant to the Over-Subscription Privilege only to the extent that the maximum number of Shares is not subscribed for through the exercise of the Primary Subscription by the Expiration Date. If the Excess Shares are not sufficient to satisfy all subscriptions pursuant to the Over-Subscription Privilege, the Excess Shares will be allocated pro rata (subject to the elimination of fractional Shares) among those Record Date Shareholders exercising the Over-Subscription Privilege, in proportion, not to the number of Shares requested pursuant to the Over-Subscription Privilege, but to the number of Shares held on the Record Date; provided, however, that if this pro rata allocation results in any Record Date Shareholders being allocated a greater number of Excess Shares than the Record Date Shareholder subscribed for pursuant to the exercise of such Record Date Shareholder's Over-Subscription Privilege, then such Record Date Shareholder will be allocated only such number of Excess Shares as such Record Date Shareholder subscribed for and the remaining Excess Shares will be allocated among all other Record Date Shareholders exercising Over-Subscription Privileges. The formula to be used in allocating the Excess Shares is as follows:

RECORD DATE SHAREHOLDER'S RECORD DATE POSITION      X   EXCESS SHARES REMAINING
----------------------------------------------
TOTAL RECORD DATE POSITION OF ALL OVERSUBSCRIBERS

     The allocation process with regard to any additional Shares All-Star may offer may involve a similar allocation process as to Excess Shares. All-Star will not offer or sell any Shares that are not subscribed for under the Primary Subscription or the Over-Subscription Privilege.

SUBSCRIPTION PRICE

     The Subscription Price for the Shares to be issued pursuant to the Offer will be equal to 95% of the lower of (i) the last reported sale price of a Share on the NYSE on the Pricing Date, or (ii) the NAV of a Share on the Pricing Date. The Subscription Price will be lower than All-Star's then current NAV per share.

     All-Star announced the terms of the Offer before the opening of trading on the NYSE on August 7, 2007. The NAV per Share at the close of business on August 6, 2007 and on [__________], 2007 was $8.71 and $[________], respectively, and the last reported sale price of a Share on the NYSE on those dates was $8.42 and $[_____], respectively, representing a 3.3% discount and a [__]% [discount], respectively, in relation to the NAV per Share at the close of business on those dates.

EXPIRATION OF THE OFFER

     The Offer will expire at 5:00 p.m., New York City time, on [__________], 2007. Rights will expire on the Expiration Date and thereafter may not be exercised, unless the Offer is extended. Since the Expiration Date is prior to the Pricing Date, Record Date Shareholders who decide to acquire Shares in the Primary Subscription or pursuant to the Over-Subscription Privilege will not know, when they make such decision, what the final Subscription Price for such Shares will be.

     Any extension, termination, or amendment of the Offer will be followed as promptly as practicable by announcement thereof, such announcement in the case of an extension to be issued no later than 9:00 a.m., New York City time, on the next business day following the previously scheduled Expiration Date. Without limiting the manner in which All-Star may choose to make such announcement, All-Star will not, unless otherwise required by law, have any obligation to publish, advertise, or otherwise communicate any such announcement other than by making a release to the Dow Jones News Service or such other means of announcement as All-Star deems appropriate.

SUBSCRIPTION AGENT

     The Subscription Agent is Computershare Trust Company, N.A., P.O. Box 859208, Braintree, Massachusetts 02185-9208. Computershare Trust Company, N.A., is also All-Star's dividend paying agent, transfer agent and registrar. The Subscription Agent will receive from All-Star a fee estimated at approximately [$100,000] plus reimbursements for its out-of-pocket expenses related to the Offer.

INFORMATION AGENT

     Any questions or requests for assistance regarding the Offer may be directed to the Information Agent at its telephone number and address listed below:

THE ALTMAN GROUP, INC.
1200 WALL STREET WEST
LYNDHURST, NJ 07071

CALL TOLL FREE 1-800-[__________]

     The Information Agent will receive a fee from All-Star estimated at approximately [$50,000] and reimbursement for its out-of-pocket expenses related to the Offer.

METHOD OF EXERCISE OF RIGHTS

     Rights may be exercised by fully completing and signing the reverse side of the Subscription Certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment in full for the Shares as described below under "Payment for Shares". Rights may also be exercised by a Record Date Shareholder contacting his or her broker, bank or trust company, which can arrange, on his or her behalf, to guarantee delivery of payment (using a "Notice of Guaranteed Delivery") and of a properly completed and executed Subscription Certificate. The broker, bank or trust company may charge a fee for this service. Fractional Shares will not be issued. Record Date Shareholders who receive, or who are left with, fewer than ten Rights will not be able to exercise such Rights.

     Completed Subscription Certificates and related payments must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on the Expiration Date (unless payment is effected by means of a Notice of Guaranteed Delivery as described below under "Payment for Shares") at the offices of the Subscription Agent at one of the addresses set forth below.

     The Subscription Certificate and payment should be sent to COMPUTERSHARE TRUST COMPANY, N.A. by one of the following methods:

Subscription Certificate Delivery Method       ADDRESS
----------------------------------------       -------

If By Mail:                                    Computershare Trust Company, N.A.
                                               Attn:  Corporate Actions
                                               P.O. Box 859208
                                               Braintree, MA  02185-9208

If By Hand:                                    Computershare Trust Company, N.A.
                                               Attn:  Corporate Actions
                                               161 Bay State Drive
                                               Braintree, MA  02184

If By Overnight Courier or Express Mail:       Computershare Trust Company, N.A.
                                               Attn:  Corporate Actions
                                               161 Bay State Drive
                                               Braintree, MA  02184

By Broker-Dealer or other Nominee:             Record Date Shareholders whose
(Notice of Guaranteed Delivery)                Shares are held in a brokerage,
                                               bank or trust account may contact
                                               their broker or other nominee and
                                               instruct them to submit a Notice
                                               of Guaranteed Delivery and
                                               payment on their behalf.

Delivery by any method or to any address not listed above will not constitute good delivery.

     All questions concerning the validity, form, eligibility (including times of receipt and matters pertaining to beneficial ownership) and the acceptance of Subscription Certificates and the Subscription Price will be determined by All-Star, which determinations will be final and binding. No alternative, conditional or contingent subscriptions will be accepted. All-Star reserves the absolute right to reject any or all subscriptions not properly submitted or the acceptance of which would, in the opinion of All-Star's counsel, be unlawful. All-Star also reserves the right to waive any irregularities or conditions, and All-Star's interpretations of the terms and conditions of the Offer shall be final and binding. Any irregularities in connection with subscriptions must be cured within such time, if any, as All-Star shall determine unless waived. Neither All-Star nor the Subscription Agent shall be under any duty to give notification of defects in such subscriptions or incur any liability for failure to give such notification. Subscriptions will not be deemed to have been made until such irregularities have been cured or waived.

PAYMENT FOR SHARES

     Record Date Shareholders who subscribe for Shares in the Primary Subscription or pursuant to the Over-Subscription Privilege may choose between the following methods of payment:

     (1) A subscription will be accepted by the Subscription Agent if, prior to 5:00 p.m., New York City time, on the Expiration Date, the Subscription Agent shall have received a Notice of Guaranteed Delivery, by facsimile or otherwise, from a bank or trust company or a NYSE or National Association of Securities Dealers member firm, guaranteeing delivery of (a) payment of the full Subscription Price for Shares subscribed for in the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege and
(b) a properly completed and executed Subscription Certificate. The Subscription Agent will not honor a Notice of Guaranteed Delivery if a properly completed and executed Subscription Certificate and full payment for the Shares is not received by the Subscription Agent by [__________], 2007. The Notice of Guaranteed Delivery may be delivered to the Subscription Agent in the same manner as Subscription Certificates at the addresses set forth above, or may be transmitted to the Subscription Agent by facsimile transmission (telecopy number
(781) [__________]; telephone number to confirm receipt (781) [__________].

     (2) Alternatively, a Record Date Shareholder can, together with the Subscription Certificate, send payment for Shares subscribed for in the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege to the Subscription Agent based on the Estimated Subscription Price of $[_______] per Share. Please note that the Estimated Subscription Price differs from the Estimated Purchase Price, which is presented for illustration purposes only, shown on the cover page of this prospectus. To be accepted, such payment, together with the Subscription Certificate, must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on the Expiration Date. The Subscription Agent will deposit all monies received by it prior to the final payment date into a segregated interest-bearing account (which interest will be paid to All-Star) pending proration and distribution of the Shares. THE SUBSCRIPTION AGENT WILL NOT ACCEPT CASH AS A MEANS OF PAYMENT

FOR SHARES. A PAYMENT PURSUANT TO THIS METHOD MUST BE IN UNITED STATES DOLLARS BY MONEY ORDER OR CERTIFIED OR CASHIER'S CHECK DRAWN ON A BANK LOCATED IN THE CONTINENTAL UNITED STATES, MUST BE PAYABLE TO LIBERTY ALL-STAR EQUITY FUND, AND MUST ACCOMPANY A PROPERLY COMPLETED AND EXECUTED SUBSCRIPTION CERTIFICATE TO BE ACCEPTED.

     Within ten business days following the Expiration Date (the "Confirmation Date"), a confirmation will be sent by the Subscription Agent to each Record Date Shareholder exercising his or her Rights (or, if the Shares on the Record Date are held by Cede or any other depository or nominee, to Cede or such other depository or nominee), showing (i) the number of Shares acquired pursuant to the Primary Subscription; (ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege; (iii) the per Share and total purchase price for the Shares; and (iv) any additional amount payable by such Record Date Shareholder to All-Star or any excess to be refunded by All-Star to such Record Date Shareholder, in each case based on the Subscription Price as determined on the Pricing Date. Any additional payment required from a Record Date Shareholder must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on [__________], 2007, and any excess payment to be refunded by All-Star to such Record Date Shareholder will be mailed by the Subscription Agent with the confirmation. All payments by a Record Date Shareholder must be in United States dollars by money order or check drawn on a bank located in the United States of America and be payable to LIBERTY ALL-STAR EQUITY FUND. All payments will be held by the Subscription Agent in a segregated interest-bearing account pending completion of the processing of the subscription, and will then be paid to All-Star. Any interest earned on such amounts will accrue to All-Star and none will be paid to the subscriber.

     Whichever of the above two methods of payment is used, issuance and delivery of the Shares subscribed for are subject to collection of checks and actual payment pursuant to any Notice of Guaranteed Delivery.

     Record Date Shareholders will have no right to rescind their subscription after receipt of their payment for Shares by the Subscription Agent.

     If a Record Date Shareholder who acquires Shares pursuant to the Primary Subscription or the Over-Subscription Privilege does not make payment of any amounts due, All-Star reserves the right to take any or all of the following actions: (i) reallocate such subscribed and unpaid for Shares to Record Date Shareholders exercising the Over-Subscription Privilege who did not receive the full Over-Subscription requested; (ii) apply any payment actually received by it toward the purchase of the greatest number of whole Shares which could be acquired by such Record Date Shareholder upon exercise of the Primary Subscription or the Over-Subscription Privilege; and (iii) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed Shares to enforce the relevant guaranty of payment or monetary damages.

     Record Date Shareholders whose Shares are held by a broker-dealer, bank, trust company, depository or other nominee should contact the nominee to exercise their Rights and request the nominee to exercise their Rights in accordance with their instructions.

     Brokers, banks, trust companies, depositories and other nominees who hold Shares for the account of others should notify the respective beneficial owners of such Shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to exercising the Rights. If the beneficial owner so instructs, the record holder of such Rights should complete Subscription Certificates and submit them to the Subscription Agent with the proper payment.

     The instructions contained on the Subscription Certificate should be read carefully and followed in detail. DO NOT SEND SUBSCRIPTION CERTIFICATES TO ALL-STAR. (They should be sent to Computershare Trust Company, N.A. as indicated above.)

     THE METHOD OF DELIVERY OF SUBSCRIPTION CERTIFICATES AND PAYMENT OF THE SUBSCRIPTION PRICE TO THE SUBSCRIPTION AGENT WILL BE AT THE ELECTION AND RISK OF THE RECORD DATE SHAREHOLDERS, BUT IF SENT BY MAIL IT IS RECOMMENDED THAT SUBSCRIPTION CERTIFICATES AND PAYMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, AND THAT A SUFFICIENT NUMBER OF DAYS BE ALLOWED TO ENSURE DELIVERY TO THE SUBSCRIPTION AGENT AND CLEARANCE OF PAYMENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

DELIVERY OF STOCK CERTIFICATES

     Participants in All-Star's Automatic Dividend Reinvestment and Cash Purchase Plan who exercise the Rights issued on Shares held in their accounts in the Plan will have their Shares acquired in the Primary Subscription and pursuant to the Over-Subscription Privilege credited to their shareholder dividend reinvestment accounts in the Plan. Record Date Shareholders whose Shares are held of record by Cede or by any other depository or nominee on their behalf or their broker-dealers' behalf will have their Shares acquired in the Primary Subscription and pursuant to the Over-Subscription Privilege credited to the account of Cede or such other depository or nominee. With respect to all other Records Date Shareholders, stock certificates for all Shares acquired in the Primary Subscription and pursuant to the Over-Subscription Privilege will be delivered to subscribers who requested certificates, together with the confirmation on or about [__________], 2007. A refund of the amount, if any, paid in excess of the final Subscription Price will be mailed as soon as practicable after the Confirmation Date. If the Record Date Shareholder's confirmation shows that an additional amount is payable due to the final Subscription Price exceeding the estimated Subscription Price, the stock certificates will be mailed on or about [__________], 2007, provided that such additional amount has been paid and payment for Shares subscribed for has cleared, which clearance may take up to five days from the date of receipt of the payment. If such payment does not clear within five business days from the date of receipt, All-Star may exercise its rights in the event of nonpayment under "Payment for Shares".

FOREIGN RESTRICTIONS

     Record Date Shareholders whose record addresses are outside the United States will receive written notice of the Offer; however, Subscription Certificates will not be mailed to such shareholders. The Rights to which those Subscription Certificates relate will be held by the Subscription Agent for such foreign Record Date Shareholders' accounts until instructions are received in writing with payment to exercise the Rights. If no such instructions are received by the Expiration Date, such Rights will expire. See "Subscription Agent".

FEDERAL INCOME TAX CONSEQUENCES

     The following is a general summary of the significant federal income tax consequences of the receipt of Rights by a Record Date Shareholder and a subsequent lapse or exercise of Rights. The discussion is based on applicable provisions of the Code, the Treasury Regulations promulgated thereunder and other authorities currently in effect, all of which are subject to change, possibly with a retroactive effect. The discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances or to shareholders subject to special treatment under the Code (such as insurance companies, financial institutions, tax-exempt entities, employee benefit plans, dealers in securities, foreign corporations and persons who are not U.S. citizens or residents), and does not address any state, local or foreign tax consequences. Accordingly, each Record Date Shareholder should consult his, her or its own tax adviser with regard to the federal tax consequences of the Offer, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

     For federal income tax purposes, neither the receipt nor the exercise of the Rights by Record Date Shareholders will result in taxable income to them, and they will realize no loss with respect to any Rights that expire without being exercised. All-Star will realize no gain or loss on the issuance, exercise or expiration of the Rights.

     A Record Date Shareholder's holding period for a Share acquired on exercise of Rights will begin with the date of exercise, and the shareholder's basis for determining gain or loss on the sale of that Share will equal the sum of the shareholder's basis in the Rights, if any, plus the Subscription Price for the Share. A Record Date Shareholder's basis in exercised Rights will be zero unless either (1) the Rights' fair market value on the date of distribution is 15% or more of the fair market value on that date of the Shares with respect to which the Rights were distributed, which All-Star considers to be unlikely, or (2) the shareholder elects, on his, her or its federal income tax return for the taxable year in which the Rights are received, to allocate part of the basis of those Shares to the Rights. If either clause (1) or (2) applies, then if the Rights are exercised, the shareholder will allocate his, her or its basis in the Shares with respect to which the Rights were distributed between those Shares and the Rights in proportion to their respective fair market values on the distribution date. A Record Date Shareholder's gain or loss recognized on sale of a Share acquired on the exercise of Rights will be a capital gain or loss (assuming the Share was held as a capital asset at the time of sale) and will be long-term capital gain or loss, taxable at a maximum federal income tax rate of 15% in the case of a noncorporate shareholder, if the shareholder then holds the Share for more than one year.

EMPLOYEE BENEFIT PLAN CONSIDERATIONS

     Shareholders that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (including separate profit sharing/retirement and savings plans, and plans for self-employed individuals and their employees), and individual retirement accounts ("IRAs")

(collectively, "Retirement Plans") should be aware that additional contributions of cash to a Retirement Plan (other than rollover contributions or trustee-to-trustee transfers from other Retirement Plans) in order to exercise Rights may, when taken together with contributions previously made, be treated as excess or nondeductible contributions subject to excise taxes. In the case of Retirement Plans qualified under section 401(a) of the Code, additional cash contributions could cause violations of the maximum contribution limitations of section 415 of the Code or other qualification rules. Retirement Plans in which contributions are so limited should consider whether there is an additional source of funds available within the Retirement Plan, including the liquidation of assets, with which to exercise the Rights. Because the rules governing Retirement Plans are extensive and complex, Retirement Plans contemplating the exercise of Rights should consult with their counsel prior to such exercise.

     Retirement Plans and other tax-exempt entities, including governmental plans, should also be aware that if they borrow to finance their exercise of Right, they become subject to tax on unrelated business taxable income under section 511 of the Code. If any portion of an IRA is used as security for a loan, that portion will be treated as a distribution to the IRA owner.

     ERISA contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transaction rules, that may impact the exercise of Rights. Due to the complexity of these requirements and rules and the penalties for non-compliance, Retirement Plans should consult with their counsel regarding the consequences of their exercise of Rights under ERISA and the Code.


                     SPECIAL CONSIDERATIONS AND RISK FACTORS

     The following discusses certain matters that should be considered, among others, in connection with the Offer.

DILUTION

     Record Date Shareholders who do not fully exercise their Rights will, upon completion of the Offer, own a smaller proportional interest in All-Star than they owned prior to the Offer. All-Star cannot tell you precisely how much smaller the percentage of the Fund that you would own will be because All-Star does not know how many Record Date Shareholders will exercise their Rights and how many of their Rights they will exercise. Further, if you do not submit subscription requests pursuant to the Over-Subscription Privilege, you may experience dilution in your holdings if All-Star offers additional Shares for subscription. All-Star may sell additional Shares to shareholders if and to the extent that Shares issued through the Offer would not cause any undue dilution of the NAV of the Shares.

     All shareholders will experience an immediate dilution of the aggregate of Shares as a result of the completion of the Offer because (i) the Subscription Price per Share will be less than All-Star's NAV per Share on the Expiration Date, (ii) All-Star will incur expenses in connection with the Offer, and (iii) the number of Shares outstanding after the Offer will increase in a greater percentage than the increase in the size of All-Star's assets. This dilution also will affect Record Date Shareholders to a greater extent if they do not exercise their Rights in full. It is not possible to state precisely the amount of any decreases in either NAV or in ownership interests, because it is not known at this time what the NAV per Share will be at the Expiration Date or what proportion of the Shares will be subscribed. Finally, there may be a dilution of earnings per Share due to the increase in the number of Shares outstanding, but only to the extent that investments of the proceeds of the Offer do not achieve the same return as current investments held by All-Star. To the extent such investments achieve a better return than current investments; earnings per Share will experience appreciation.

     The following example assumes that all of the Shares are sold at the Estimated Purchase Price of $[___________] and after deducting all expenses related to the issuance of the Shares.

                                         NAV Per Share on     Dilution Per Share
                                         [________], 2007         in Dollars

Primary Subscription or [___] Shares       $ [________]          $[________]

MARKET VALUE AND NAV

     The shares of closed-end investment companies frequently trade at a discount from NAV. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that All-Star's NAV may decrease. Since the commencement of All-Star's operations, the Shares have traded in certain periods in the market at a discount to NAV. The risk of purchasing shares of a closed-end fund that might trade at a discount is more pronounced if you wish to sell your shares in a relatively short period of time. If you do so, realization of a gain or loss on your investment is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. The Shares are not subject to redemption. Investors desiring liquidity may, subject to applicable securities laws, trade their Shares on any exchange where such Shares are then trading at current market value, which may differ from the then current NAV. Moreover, shareholders expecting to sell their Shares during the course of the Offer should be aware that there is a greater risk that the potential discount referred to above, which may increase during the Offer, will adversely affect them. This increased risk is because, among other things, the market price per Share may reflect the anticipated dilution that will result from this Offer. All-Star cannot predict whether the Shares will trade at a discount or premium to after completion of the Offer.

POSSIBLE SUSPENSION OF THE OFFER

     As required by the SEC's registration form, All-Star has undertaken to suspend the Offer until it amends this prospectus if, subsequent to the effective date of All-Star's Registration Statement, All-Star's NAV declines more than 10% from its NAV as of such effective date. All-Star will notify Record Date Shareholders of any such decline and suspension and thereby permit them to cancel their exercise of Rights.


                                 USE OF PROCEEDS

     If all of the Rights are exercised in full for Shares sold at the Estimated Purchase Price of $[________] per Share, the net proceeds to All-Star are estimated to be approximately $[________], after deducting expenses related to the Offer payable by All-Star estimated at $450,000. If All-Star increases the number of Shares subject to the Offer by 25% in order to satisfy Over-Subscriptions, the proceeds will be approximately $[________]. However, there can be no assurance that all Rights will be exercised in full, and the Subscription Price will not be determined until the following business day after the Expiration Date. AAI has advised All-Star that net proceeds of the Offer will be invested by the Portfolio Managers in portfolio securities in accordance with All-Star's investment objective and policies. It is anticipated that investment of such net proceeds under normal market conditions will take place during a period of approximately 30 days from their receipt by All-Star, and would in any event be completed within three months. Pending such investment, the net proceeds will be invested in short-term money market instruments (see "Investment Objective, Policies and Risks - Repurchase Agreements").


                          THE MULTI-MANAGER METHODOLOGY

     All-Star allocates its portfolio assets among a number of Portfolio Managers, currently five in number, recommended by AAI and approved by the Board of Trustees. Each Portfolio Manager employs a different investment style and/or strategy, and from time to time AAI rebalances All-Star's portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among them throughout all market cycles.

     In the opinion of AAI, the multi-manager methodology provides advantages over the use of a single manager because of the following primary factors:

     (i) most equity investment management firms consistently employ a distinct investment style which causes them to emphasize stocks with particular characteristics;

     (ii) because of changing investor preferences and market fluctuations, any given investment style will generally move into and out of market favor and will result in better performance under certain market conditions but poorer performance under other conditions;

     (iii) by allocating All-Star's portfolio on an approximately equal basis among Portfolio Managers employing different styles, the impact of any one such style on investment performance may be diluted, and the investment performance of the total portfolio may be more consistent and less volatile over the long-term than if a single style was employed throughout the entire period; and

     (iv) consistent performance at a given annual rate of return over time generally produces a higher rate of return for the long term than more volatile performance having the same average annual rate of return.

     AAI, based on the foregoing principles and on its analysis and evaluation of information regarding the personnel and investment styles and performance of a universe of numerous professional investment management firms, has selected for appointment by All-Star a group of Portfolio Managers representing a blending of different investment styles which, in its opinion, is appropriate to All-Star's investment objective.

     AAI continuously monitors the performance and investment styles of the Portfolio Managers and from time to time recommends changes of Portfolio Managers based on factors such as changes in a Portfolio Manager's investment style or a departure by a Portfolio Manager from the investment style for which it had been selected, a deterioration in a Portfolio Manager's performance relative to that of other investment management firms practicing a similar style, or adverse changes in its ownership or personnel. Portfolio Manager changes may also be made to change the mix of investment styles employed by the Portfolio Managers. Since its inception, All-Star has had fourteen Portfolio Manager changes.

     Portfolio Manager changes, as well as the periodic rebalancing of All-Star's portfolio among the Portfolio Managers and the need to raise cash for All-Star's quarterly distributions, may result in some portfolio turnover in excess of what would otherwise be the case (see "Financial Highlights"). Increased portfolio turnover would cause increased brokerage commission costs to All-Star, and may result in greater realization of capital gains, which are taxable to shareholders.

     Under the terms of an exemptive order issued to All-Star and AAI by the SEC, a portfolio management agreement with a new or additional Portfolio Manager may be entered into in advance of shareholder approval, provided that the new agreement is at a fee no higher than that provided in, and is on terms and conditions substantially similar to, All-Star's agreements with its other Portfolio Managers, and that its continuance is subject to approval by shareholders at All-Star's next regularly scheduled annual shareholder meeting (normally held in April) following the date of the new or additional portfolio management agreement. Information about Portfolio Manager changes or additions made in advance of shareholder approval will be announced to the press following Board of Trustees action and will be included in the next report to shareholders.

     All-Star's current Portfolio Managers are:

     o     Chase Investment Counsel Corporation

     o     Matrix Asset Advisors, Inc.

     o     Pzena Investment Management, LLC

     o     Schneider Capital Management Corporation

     o     TCW Investment Management Company

     See Appendix A for information about these Portfolio Managers, including the employees primarily responsible for the day-to-day management of the portion of All-Star's portfolio allocated to each.


                    INVESTMENT OBJECTIVE, POLICIES AND RISKS

     All-Star's investment objective is to seek total investment return, comprised of long-term capital appreciation and current income. It seeks its investment objective through investment primarily in a diversified portfolio of equity securities.

     Under normal market conditions, All-Star invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, defined as common stocks and securities convertible into common stocks such as bonds and preferred stocks, and securities having common stock characteristics such as warrants and rights to purchase equity securities (although, as a non-fundamental policy, not more than 20% of the value of All-Star's total assets may be invested in rights and warrants). The 80% component of this policy only may be changed following provision of at least 60 days prior notice to shareholders. All-Star may lend its portfolio securities, write covered call and put options and engage in options and futures strategies (see "Investment Practices").

     Although under normal market conditions All-Star will remain substantially fully invested in equity securities, up to 20% of the value of All-Star's net assets may generally be invested in short-term money market instruments, including certificates of deposit (negotiable certificates issued against bank deposits), other interest-bearing bank deposits such as savings and money market accounts, and bankers' acceptances (short-term bank-guaranteed credit instruments used to finance transactions in goods) of domestic branches of U.S. banks having assets of not less than $1 billion, obligations issued or guaranteed by the U.S. Government and its agencies and instrumentalities ("U.S. Government Securities"), commercial paper (unsecured short-term promissory notes issued by corporations) rated not lower than A-1 by Standard & Poor's, a division of the McGraw-Hill Companies, Inc. ("S&P"), or Prime-1 by Moody's Investors Service, Inc. ("Moody's"), short-term corporate debt securities rated not lower than AA by S&P or AA by Moody's, and repurchase agreements with respect to the foregoing (collectively, "Short-Term Money Market Instruments"). All-Star may temporarily invest without limit in Short-Term Money Market Instruments for defensive purposes when AAI or the Portfolio Managers deem that market conditions are such that a more conservative approach to investment is desirable. Taking a temporary defensive position may prevent All-Star from achieving its investment objective.

     All-Star's investment objective of seeking total investment return and its policy of investing under normal market conditions at least 80% of the value of its net assets (plus borrowings for investment purposes) in equity securities, as well as certain of its investment restrictions referred to under "Reducing Investment Risk" and in the Statement of Additional Information, are fundamental and may not be changed without a majority vote of All-Star's outstanding Shares. Under the 1940 Act, a "majority vote" means the vote of the lesser of (a) 67% of the Shares of All-Star represented at a meeting at which the holders of more than 50% of the outstanding Shares of All-Star are present or represented, or
(b) more than 50% of the outstanding Shares of All-Star. Non-fundamental policies may be changed by vote of the Board of Trustees.

INVESTMENT PRACTICES

     The following describes certain of the investment practices in which one or more of the Portfolio Managers may engage, each of which may involve certain special risks.

     LENDING OF PORTFOLIO SECURITIES. Although All-Star has not to date engaged in securities lending, consistent with applicable regulatory requirements, All-Star, in order to generate additional income, may lend its portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by collateral (cash or U.S. Government Securities) equal to not less than the market value, determined daily, of the securities loaned. All-Star would receive amounts equal to the interest on the securities loaned. It would also be paid for having made the loan. Any cash collateral pursuant to these loans would be invested in Short-Term Money Market Instruments. All-Star could be subjected to delays in recovering the loaned securities in the event of default or bankruptcy of the borrower. All-Star will limit such lending to not more than 30% of the value of All-Star's total assets. All-Star may pay fees to its custodian bank or others for administrative services in connection with securities loans.

     REPURCHASE AGREEMENTS. All-Star may enter into repurchase agreements with banks or broker-dealer firms whereby such institutions sell U.S. Government Securities or other securities in which it may invest to All-Star and agree at the time of sale to repurchase them at a mutually agreed upon time and price. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate that is effective during the time between the purchase and resale and is not related to the stated interest rate on the purchased securities. All-Star requires the seller of the securities to maintain on deposit with All-Star's custodian bank securities in an amount at all times equal to or in excess of the value of the repurchase agreement. In the event that the seller of the securities defaults on its repurchase obligation or becomes bankrupt, All-Star could receive less than the repurchase price on the sale of the securities to another party or could be subjected to delays in selling the securities. Under normal market conditions, not more than 20% of All-Star's net assets will be invested in Short-Term Money Market Instruments, including repurchase agreements, and not more than 10% of All-Star's net assets will be invested in repurchase agreements maturing in more than seven days.

     SECURITIES OF OTHER INVESTMENT COMPANIES. All-Star may invest in the securities of other investment companies, including open-end mutual funds, closed-end funds, unit investment trusts, private investment companies and offshore investment companies. An investment in an investment company involves risks similar to those of investing directly in the investment company's portfolio securities, including the risk that the value of the portfolio securities may fluctuate in accordance with changes in the financial condition of their issuers, the value of stocks and other securities generally, and other market factors.

     In addition, investing in other investment companies involves certain other risks, costs, and expenses for All-Star. If All-Star invests in another investment company, All-Star will be charged its proportionate share of the advisory fees and other operating expenses of such investment company, which are in addition to the advisory fees and other operational expenses charged to All-Star. In addition, All-Star could incur a sales charge in connection with purchasing an investment company security or a redemption fee upon the redemption of such security. An investment in the shares of a closed-end investment company may also involve the payment of a substantial premium over, while sales of such shares may be made at a substantial discount from, the NAV of the issuers' portfolio securities. Investments in securities of other investment companies will be made in compliance with applicable 1940 Act limitations. To the extent that All-Star invests in the securities of other investment companies, All-Star's shareholders will indirectly bear a pro rata share of the investment company's expenses in addition to the expenses associated with an investment in All-Star. All-Star may invest in investment companies managed by AAI or other affiliates of AAI.

     EXCHANGE-TRADED FUNDS. All-Star may invest in exchange traded funds ("ETFs"). ETFs are ownership interests in unit investment trusts, depositary receipts, and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or stocks (the "Underlying Securities"). The Underlying Securities are typically selected to correspond to the stocks or other securities that comprise a particular broad based, sector or international index, or that are otherwise representative of a particular industry sector. An investment in an ETF involves risks similar to investing directly in each of the Underlying Securities, including the risk that the value of the Underlying Securities may fluctuate in accordance with changes in the financial condition of their issuers, the value of stocks and other securities generally, and other market factors.

     The performance of an ETF will be reduced by transaction and other expenses, including fees paid by the ETF to service providers. Investors in ETFs are eligible to receive their portion of dividends, if any, accumulated on the securities held in the portfolio, less fees and expenses of the ETF. Typically, ETFs are investment companies. However, the term is used in the industry in a broad way to include securities issued by entities that are not investment companies. To the extent an ETF is an investment company, the limitations applicable to All-Star's ability to purchase securities issued by other investment companies will apply.

     OPTIONS AND FUTURES STRATEGIES. All-Star may seek to increase the current return of All-Star's portfolio by writing covered call or put options with respect to the types of securities in which All-Star is permitted to invest. Call options written by All-Star give the purchaser the right for a stated period to buy the underlying securities from All-Star at a stated price; put options written by All-Star give the purchaser the right for a stated period to sell the underlying securities to All-Star at a stated price. By writing a call option, All-Star limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option; by writing a put option, All-Star assumes the risk that it may be required to purchase the underlying security at a price in excess of its current market value.

     All-Star may purchase put options to protect its portfolio holdings in the underlying security against a decline in market value. It may purchase call options to hedge against an increase in the prices of portfolio securities that it plans to purchase. By purchasing put or call options, All-Star, for the premium paid, acquires the right (but not the obligation) to sell (in the case of a put option) or purchase (in the case of a call option) the underlying security at the option exercise price, regardless of the then current market price.

     All-Star may also seek to hedge against declines in the value of securities owned by it or increases in the price of securities it plans to purchase, or to gain or maintain market exposure, through the purchase of stock index futures and related options. For example, All-Star may purchase stock index futures and related options to enable a newly appointed Portfolio Manager to gain immediate exposure to underlying securities markets pending the investment of the portion of All-Star's portfolio assigned to it. A stock index future is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of the specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.

     Expenses and losses incurred as a result of the hedging strategies described above will reduce All-Star's current return.

     Transactions in options and futures contracts may not achieve the intended goals of protecting portfolio holdings against market declines or gaining or maintaining market exposure, as applicable, to the extent that there is an imperfect correlation between the price movements of the options and futures contracts and those of the securities to be hedged. In addition, if a Portfolio Manager's prediction on stock market movements is inaccurate, All-Star may be worse off than if it had not engaged in such options or futures transactions.

     See the Statement of Additional Information for additional information concerning options and futures transactions and the risks thereof.

RISKS

     All-Star is a diversified, multi-managed closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. All-Star is not intended to be a complete investment program and there can be no assurance that All-Star will achieve its investment objective.

INVESTMENT AND MARKET RISK

     An investment in All-Star's Shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in Shares represents an indirect investment in the securities owned by All-Star, most of which are traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Your Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of dividends and other distributions.

MARKET DISCOUNT RISK

     In addition, shares of closed-end management investment companies such as All-Star frequently trade at a discount from their NAV. The Shares were designed primarily for long-term investors, and investors in Shares should not view All-Star as a vehicle for trading purposes. This risk is separate and distinct from the risk that All-Star's NAV may decline. See "Share Price Data" for information about the market price and NAV of All-Star's Shares since January 1, 2005.

COMMON STOCK RISK

     All-Star is not limited in the percentage of its assets that may be invested in common stocks and other equity securities, and therefore a risk of investing in All-Star is equity risk. Equity risk is the risk that the market value of securities held by All-Star will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by All-Star participate, and the particular circumstances and performance of particular companies whose securities All-Star holds. For example: an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by All-Star; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by All-Star. In addition, common stock of an issuer in All-Star's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common equity securities in which All-Star will invest are structurally subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater payment risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

PREFERRED SECURITIES RISK

     Preferred equity securities involve credit risk, which is the risk that a preferred equity security will decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. In addition to credit risk, investment in preferred equity securities involves certain other risks. Certain preferred equity securities contain provisions that allow an issuer under certain conditions to skip distributions (in the case of "non-cumulative" preferred equity securities) or defer distributions (in the case of "cumulative" preferred equity securities). Preferred equity securities often contain provisions that allow for redemption in the event of certain tax or legal changes or at the issuer's call. In the event of redemption, All-Star may not be able to reinvest the proceeds at comparable rates of return. Preferred equity securities typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue. Preferred equity securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred equity securities may be significantly less liquid than many other securities, such as U.S. Government Securities, corporate debt or common stock.

CONVERTIBLE SECURITY RISK

     Convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar credit quality because of the potential for capital appreciation. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security's market value also tends to reflect the market price of the common stock of the issuing company, particularly when the stock price is greater than the convertible security's conversion price. The conversion price is defined as the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying common stock. As the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security than by the market price of the underlying common stock. Thus, it may not decline in price to the same extent as the underlying common stock, and convertible securities generally have less potential for gain or loss than common stocks. However, mandatory convertible securities (as discussed below) generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before that company's common stockholders. Consequently, an issuer's convertible securities generally entail less risk than its common stock. However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations. In addition, contingent payment convertible securities allow the issuer to claim deductions based on its nonconvertible cost of debt, which generally will result in deductions in excess of the actual cash payments made on the securities (and accordingly, holders will recognize income in amounts in excess of the cash payments received). The convertible securities in which All-Star invests may be rated below investment grade. See "Risks of Below-Investment Grade Quality Securities".

CREDIT RISK

     Credit risk is the risk that a security in All-Star's portfolio will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial status. Preferred and convertible securities are typically subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments.

MANAGEMENT RISK

     All-Star is subject to management risk because it is an actively managed investment portfolio. AAI and the Portfolio Managers will apply investment techniques and risk analyses in selecting Portfolio Managers and making investment decisions for All-Star, respectively, but there can be no guarantee that these will produce the desired results.

GROWTH STOCK RISK

     Currently, approximately 40% of All-Star's net assets are allocated to Portfolio Managers that utilize a "growth" approach to investing. Over time, depending on market conditions, this allocation may increase or decrease. Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. In certain market conditions, growth stocks may not perform as well as value stocks or the stock market in general.

VALUE STOCK RISE

     Currently, approximately 60% of All-Star's net assets are allocated to Portfolio Managers that utilize a "value" approach to investing. Over time, depending on market conditions, this allocation may increase or decrease. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in a Portfolio Manager's opinion, undervalued. If the Portfolio Manager's assessment of a company's prospects is wrong, the price of the company's stock may fall or may not approach the value the Portfolio Manager has placed on it.

FOREIGN SECURITIES RISK

     Investments in foreign securities involve risks in addition to those of investments in securities of U.S. issuers. These risks include political and economic risks, currency fluctuations, higher transaction costs, less liquidity and greater volatility, delayed settlement, confiscatory taxation, withholding of taxes and less stringent investor protection and disclosure of standards in some foreign markets. These risks can make investments in foreign issuers more volatile and potentially less liquid than investments in U.S. issuers.

TAX RISK

     All-Star may invest in preferred securities, convertible securities or other securities the federal income tax treatment of the income from which may not be clear or may be subject to recharacterization by the IRS.

     The tax treatment of distributions All-Star designates as "qualified dividend income" may be affected by IRS interpretations of the Code and future changes in the Code and the regulations thereunder. Moreover, unless legislative action is taken, the favorable tax treatment of qualified dividend income, as well as the 15% maximum federal income tax rate on individuals' net capital gain, will expire for taxable years commencing after December 31, 2010. See "Tax Matters". If All-Star has significant holdings in securities that generate qualified dividend income, its Share price may be volatile while Congress considers an extension of that favorable tax treatment, depending on the anticipated outcome of the legislation. There can be no assurance as to what portion, if any, of All-Star's distributions will constitute qualified dividend income.

MARKET DISRUPTION RISK

     Certain events have a disruptive effect on the securities markets, such as terrorist attacks (including the terrorist attacks in the United States on September 11, 2001), war and other geopolitical events. All-Star cannot predict the effects of similar events in the future on the U.S. economy.

INFLATION RISK

     Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of All-Star's shares and distributions can decline.

DEFLATION RISK

     Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of All-Star's portfolio.

                             MANAGEMENT OF ALL-STAR

TRUSTEES AND OFFICERS

     The Board of Trustees is responsible for the general oversight of All-Star's operations, including the general oversight of AAI's and the Portfolio Managers' management of All-Star. The names and business addresses of the Trustees and officers of All-Star and their principal occupations during the past five years are set forth under "Trustees and Officers" in the Statement of Additional Information.

AAI

     AAI, 1290 Broadway, Suite 1100, Denver, CO 80203, is the Fund's investment adviser. AAI acts as the investment adviser to registered investment companies with aggregate assets of approximately $1.5 billion as of December 31, 2006. AAI is a wholly-owned subsidiary of ALPS, a Denver, Colorado-based company that provides a wide range of fund services, including fund administration, fund distribution and fund accounting. ALPS and its affiliates provide fund administration services to funds with assets in excess of $13 billion and distribution services to funds with assets in excess of $120 billion.

THE PORTFOLIO MANAGERS

     See Appendix A for information about All-Star's current Portfolio Managers, including the employees who are primarily responsible for the day-to-day management of All-Star's portfolio. The Statement of Additional Information contains additional information about these individuals, including their compensations, other accounts managed by them and their ownership of securities in All-Star.

THE FUND MANAGEMENT AGREEMENT AND THE PORTFOLIO MANAGEMENT AGREEMENTS

     All-Star has a Fund Management Agreement with AAI pursuant to which AAI implements and operates the Fund's multi-manager methodology and has overall supervisory responsibility for the general management and investment of the Fund's assets, subject to the Fund's investment objectives and policies and any directions of the Board of Trustees. AAI recommends to the Board of Trustees the investment management firms (currently five) for appointment as Portfolio Managers of All-Star. (See "The Multi-Manager Methodology "). No single individual at AAI is responsible for AAI's decisions with respect to the retention or replacement of the Portfolio Managers.

     Under All-Star's Portfolio Management Agreements with each of its Portfolio Managers and AAI, each Portfolio Manager has discretionary authority (including for the selection of brokers and dealers for the execution of All-Star's portfolio transactions) with respect to the portion of All-Star's assets allocated to it by AAI from time to time, subject to All-Star's investment objective and policies, to the supervision and control of the Board of Trustees, and to instructions from AAI. As described under the section entitled "The Multi-Manager Methodology," AAI from time to time reallocates All-Star's portfolio assets in order to maintain an approximately equal allocation among the Portfolio Managers and to preserve an approximately equal weighting among the different investment styles practiced by the Portfolio Managers. Although the Portfolio Managers' activities are subject to general oversight by AAI, the Board of Trustees and officers of All-Star, none of AAI, the Board of Trustees or officers evaluate the investment merits of the Portfolio Managers' selections of individual securities. See Appendix A for a description of the Portfolio Managers.

     Although All-Star does not permit a Portfolio Manager to act or have a broker-dealer affiliate act as broker for All-Star's portfolio transactions initiated by it, the Portfolio Managers are permitted to place portfolio transactions initiated by them with another Portfolio Manager or its broker-dealer affiliate for execution on an agency basis, provided the commission does not exceed the usual and customary broker's commission being paid to other brokers for comparable transactions and is otherwise in accordance with All-Star's procedures adopted under Rule 17e-1 under the 1940 Act.

     Under All-Star's Fund Management Agreement with AAI and its Portfolio Management Agreements with the Portfolio Managers, All-Star pays AAI a fund management fee, and AAI in turn pays the fees of the Portfolio Managers from the fund management fees paid to it. The annual fees that are paid under the current agreements are shown below (fees are payable monthly based on the indicated percentage of All-Star's average daily net assets during the prior month).

                                   Fund Management Fee Paid to AAI and Portfolio
Average Daily NAV                  Management Fee Paid to Portfolio Managers
-----------------                  -----------------------------------------

First $400 million                 0.800% (0.400% to Portfolio Managers)

Next $400 million                  0.720% (0.360% to Portfolio Managers)

Next $400 million                  0.648% (0.324% to Portfolio Managers)

Over $1.2 billion                  0.584% (0.292% to Portfolio Managers)

     A discussion regarding the basis for the Board of Trustees approving the Fund Management Agreement and the Portfolio Management Agreements is available in All-Star's annual report for the year ended December 31, 2006.

CUSTODIAN, TRANSFER AGENT AND ADMINISTRATOR, PRICING AND BOOKKEEPING AGENT

     State Street Bank & Trust Company, One Lincoln Street, Boston, Massachusetts 02111, is All-Star's custodian. Computershare Trust Company, N.A., P.O. Box 43078, Providence, Rhode Island 02940 is All-Star's transfer and dividend disbursing agent and registrar.

     AFS, 1290 Broadway, Suite 1100 Denver, Colorado 80203 provides administrative services to All-Star under an Administration, Bookkeeping and Pricing Services Agreement with All-Star. AFS is an affiliate of AAI and a wholly owned subsidiary of ALPS.

     Under All-Star's Fund Administration Agreement with AFS, All-Star pays AFS an administrative fee. The annual fee that is paid under the current agreement is shown below (fees are payable monthly based on the indicated percentage of All-Star's average daily net assets during the prior month).

Average Daily NAV                            Fund Administrative Fee Paid to AFS
-----------------                            -----------------------------------

First $400 million                           0.200%

Next $400 million                            0.180%

Next $400 million                            0.162%

Over $1.2 billiion                           0.146%

     Under All-Star's Pricing and Bookkeeping agreement with AFS, AFS receives from the Fund an annual fee consisting of: (i) $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month; and (ii) a multi-manager fee based on the number of portfolio managers; provided that during any 12-month period, the aggregate amount of (i) shall not exceed $140,000 (exclusive of out-of-pocket expenses and charges). All-Star also reimburses AFS for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund's portfolio securities and direct internal costs incurred by AFS in connection with providing fund accounting oversight and monitoring and certain other services.

EXPENSES OF THE FUND

     AAI provides the Portfolio Manager selection, evaluation, monitoring and rebalancing services, pays the compensation of and furnishes office space for the officers of All-Star who are affiliated with AAI, and pays the management fees of the Portfolio Managers. All-Star pays all its expenses, other than those expressly assumed by AAI. The expenses payable by All-Star include: management fees payable to AAI; administrative, bookkeeping and pricing fees payable to AFS; fees and expenses of the independent registered public accounting firm; fees for transfer agent and registrar, dividend disbursing, custodian and portfolio recordkeeping services; expenses in connection with the Automatic Dividend Reinvestment and Cash Purchase Plan; expenses in connection with obtaining quotations for calculating the value of All-Star's net assets; taxes (if any) and the preparation of All-Star's tax returns; brokerage fees and commissions; interest; costs of trustee and shareholder meetings (including expenses of printing and mailing proxy material therefor); expenses of printing and mailing reports to shareholders; fees for filing reports with regulatory bodies and the maintenance of All-Star's existence; membership dues for investment company industry trade associations; legal fees; stock exchange listing fees and expenses; fees to federal and state authorities for the registration of Shares; fees and expenses of Trustees who are not trustees, officers, employees or stockholders of AAI or its affiliates; insurance and fidelity bond premiums; and any extraordinary expenses of a non-recurring nature.

                              DESCRIPTION OF SHARES

GENERAL

     All-Star's authorized capitalization consists of an unlimited number of Shares of beneficial interest without par value, of which [ ] Shares were issued and outstanding on the date of this prospectus. The currently outstanding Shares are, and the Shares offered hereby when issued and paid for pursuant to the terms of the Offer will be, fully paid and non-assessable. Shareholders would be entitled to share pro rata in the net assets of All-Star available for distribution to shareholders upon liquidation of All-Star.

     Shareholders are entitled to one vote for each Share held. All-Star's Shares do not have cumulative voting rights, which means that the holders of more than 50% of the Shares voting for the election of Trustees can elect all the Trustees standing for election, and, in such event, the holders of the remaining Shares will not be able to elect any of such Trustees.

REPURCHASE OF SHARES

     All-Star is a closed-end investment company and as such its shareholders do not have the right to cause All-Star to redeem their Shares. All-Star, however, is authorized to repurchase its Shares on the open market when its Shares are trading at a discount from their NAV. All-Star has no current plans to repurchase its Shares.

ANTI-TAKEOVER PROVISIONS OF THE DECLARATION OF TRUST; SUPER-MAJORITY VOTE REQUIREMENT FOR CONVERSION TO OPEN-END STATUS

     All-Star's Declaration of Trust contains provisions (commonly referred to as "anti-takeover" provisions) which are intended to have the effect of limiting the ability of other entities or persons to acquire control of All-Star, to cause it to engage in certain transactions, or to modify its structure. The Board of Trustees is divided into three classes, each having a term of three years. On the date of the annual meeting of shareholders in each year the term of one class expires. This provision could delay for up to three years the replacement of a majority of the Board of Trustees. The affirmative vote of 75% of the Shares will be required to authorize All-Star's conversion from a closed-end to an open-end investment company, unless such conversion is recommended by the Board of Trustees, in which event such conversion would only require the majority vote of All-Star's shareholders (as defined under "Investment Objective, Policies and Risks" above).

     In addition, the affirmative vote of the holders of 75% of the Shares of the Fund will be required generally to authorize any of the following transactions:

     (i) All-Star's merger or consolidation with or into any other corporation;

     (ii) the issuance of any securities of All-Star to any person or entity for cash;

     (iii) the sale, lease or exchange of all or any substantial part of All-Star's assets to any entity or person (except assets having an aggregate fair market value of less than $1,000,000); or

     (iv) the sale, lease or exchange to All-Star, in exchange for securities of All-Star, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000);

if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of 5% or more of the outstanding Shares of All-Star. (A 66 2/3% vote would otherwise be required for a merger or consolidation or a sale, lease or exchange of all or substantially all of All-Star's assets unless recommended by the Board of Trustees, in which case only a majority vote would be required). However, such 75% vote will not be required with respect to the transactions listed in (i) through (iv) above where the Board of Trustees under certain conditions approves the transaction. However, depending upon the transaction, a different shareholder vote may nevertheless be required under Massachusetts law.

     The foregoing super-majority vote requirements may not be amended except with a similar supermajority vote of the shareholders.

     These provisions will make more difficult a change in All-Star's structure or management or consummation of the foregoing transactions without the Board of Trustees' approval. The anti-takeover provisions could have the effect of depriving shareholders of an opportunity to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of All-Star in a tender offer or similar transaction. However, the Board of Trustees continues to believe that the anti-takeover provisions are in the best interests of All-Star and its shareholders because they provide the advantage of potentially requiring persons seeking control of All-Star to negotiate with its management regarding the price to be paid and facilitating the continuity of All-Star's management and its continuing application of the multi-manager concept.

     The Board of Trustees also believes that the super-majority vote requirement for conversion to an open-end investment company is in the best interest of All-Star and its shareholders because it will allow All-Star to continue to benefit from the advantages of its closed-end structure until such time that, based on relevant factors including the then current relationship of the market price of the Shares to their NAV, the Board of Trustees determines to recommend to shareholders All-Star's conversion to an open-end investment company.

     In accordance with the Declaration of Trust, the question of conversion to an open-end investment company was submitted to the vote of shareholders at All-Star's 1993 annual meeting held on April 6, 1993, such conversion then requiring only the affirmative vote of a majority of All-Star's Shares (as defined in the 1940 Act). In accordance with the Board of Trustees' recommendation, shareholders, by a substantial majority, rejected the conversion proposal and approved an amendment to All-Star's Declaration of Trust instituting the 75% super-majority vote referred to above for any future conversion to open-end status.

                        DISTRIBUTIONS; AUTOMATIC DIVIDEND
                       REINVESTMENT AND CASH PURCHASE PLAN

10% DISTRIBUTION POLICY

     All-Star currently has a policy of paying distributions on its Shares totaling approximately 10% of its NAV per year, payable in four quarterly distributions of 2.5% of its NAV at the close of the NYSE on the Friday prior to each quarterly declaration date. These fixed distributions, which are not necessarily related to All-Star's net investment income or net realized capital gains or losses, are taxable in any taxable year, up to the amount of All-Star's E&P as ordinary dividend income (which includes not only net investment income but also short-term gains), "qualified dividend income" (taxable at a maximum 15% federal income tax rate for individuals), or long term capital gain to the extent they are attributable to such income or gain All-Star earned for that year. (See "Tax Matters"). If, for any taxable year, the total distributions made under All-Star's distribution policy exceed its E&P, the excess will be treated as a non-taxable return of capital to each shareholder (up to the amount of the shareholder's basis in his or her shares) and thereafter as gain from the sale of Shares. The amount treated as a non-taxable return of capital will reduce the shareholder's adjusted basis in his or her Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of those Shares. In any given year, the Board of Trustees may decide to distribute more than 10% of All-Star's net assets if necessary for tax purposes. Shareholders should read any written disclosure accompanying a distribution carefully and should not assume that the source of any distribution from the Fund is net profit.

     To the extent All-Star's distribution policy results in distributions in excess of its net investment income and net realized capital gains, such distributions will decrease its total assets and increase its expense ratio to a greater extent than would have been the case without the distribution policy. In addition, in order to make distributions under the distribution policy, All-Star may have to sell portfolio securities at times when the particular investment styles of its Portfolio Managers would dictate not doing so.

     Subject to maintaining its status as a RIC (See "Tax Matters"), All-Star may, in the discretion of the Board of Trustees, retain for reinvestment, and not distribute net investment income or net capital gain for any taxable year to the extent that its net investment income and net realized gains exceed the amount to be distributed for that year under the distribution policy. Retained net capital gain will be taxed to All-Star and designated by it as long-term capital gains within 60 days after the end of the taxable year in which the gains were recognized. Under these circumstances, each shareholder will be required to include in gross income a proportionate share of the gain but will be able to claim a proportionate share of the federal income tax paid by All-Star as a credit against his or her own federal income tax liability and will be entitled to increase the adjusted tax basis in his or her shares by the difference between the amount taxed and the credit.

     All-Star intends to pay all or a substantial portion of its distributions in each year in the form of newly issued Shares (plus cash in lieu of any fractional Shares that would otherwise be issuable) to all Shareholders, except as otherwise noted below.

     The number of Shares to be issued to a shareholder in payment of a distribution declared payable in Shares will be determined by dividing the total dollar amount of the distribution by the lower of the market value or the NAV per Share on the valuation date for the distribution (but not at a discount of more than 5% from the market value). Market value per Share for this purpose will be the last sales price on the NYSE on the valuation date or, if there are no sales on that day, the mean between the closing bid and closing asked quotations for that date.

     You should consult a tax adviser about state, local and foreign taxes on your distributions from All-Star.

AUTOMATIC DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Under the Plan, shareholders whose Shares are registered in their own name may elect to participate in the Plan and have all distributions automatically reinvested by Computershare Trust Company, N.A., as agent for participants in the Plan (the "Plan Agent"), in additional Shares. Shareholders who do not elect to participate in the Plan will receive all distributions (other than those declared payable in Shares as described above) in cash.

     Under the Plan, distributions declared payable in Shares or cash at the option of shareholders are paid to participants in the Plan entirely in newly issued full and fractional Shares valued at the lower of the market value or the NAV per Share on the valuation date for the distribution (but not a discount of more than 5% from the market value). Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional Shares purchased by the Plan Agent on the open market, on the NYSE or elsewhere, at prevailing market prices (if Shares are trading at a discount to their NAV) or in newly issued shares (if Shares are trading at or above their NAV). Dividends and distributions are subject to taxation, whether received in cash or in Shares. See "Tax Matters".

     Participants in the Plan have the option of making additional cash payments in any amount on a monthly basis for investment in Shares purchased on the open market. These voluntary cash payments will be invested on or about the 15th day of each month, and voluntary payments should be sent so as to be received by the Plan Agent no later than ten business days before the next investment date. Barring suspension of trading, voluntary cash payments will be invested within 45 days of receipt. A participant may withdraw a voluntary cash payment by written notice received by the Plan Agent at least 48 hours before such payment is to be invested.

     The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by Shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those Shares purchased or received pursuant to the Plan.

     In the case of banks, brokers or nominees that hold Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Shares certified from time to time by the record shareholder as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who participate in the Plan.

     There is no charge to participants for reinvesting distributions payable in either Shares or cash. The Plan Agent's fees for handling the reinvestment of such distributions are paid by All-Star. There are no brokerage charges with respect to Shares issued directly by All-Star as a result of distributions payable in Shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions declared payable in cash.

     With respect to purchases from voluntary cash payments, the Plan Agent will charge $1.25 for each such purchase for a participant, plus a pro rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of Shares for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, as the Plan Agent will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

     The automatic reinvestment of dividends and other distributions will not relieve plan participants of any income tax that may be payable thereon. See "Tax Matters".

     A participant may elect to withdraw from the Plan at any time by notifying the Plan Agent in writing. There will be no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin it at any time. A withdrawal will be effective only for subsequent distributions with a record date at least ten days after the notice of withdrawal is received by the Plan Agent.

     Experience under the Plan may indicate that changes are desirable. Accordingly, All-Star reserves the right to amend or terminate the Plan.

                                   TAX MATTERS

     The following discussion briefly summarizes the general rules applicable to taxation of All-Star and its shareholders. Shareholders are urged to consult with their own tax advisers concerning the tax consequences of their continued investment in All-Star and of their receipt and exercise of the Rights.

     All-Star has elected to be, and intends to continue to qualify each year for federal income tax treatment as a regulated investment company ("RIC"). As a result, it is expected that All-Star will be relieved of federal income tax on its net investment income and net realized capital gains to the extent it distributes them to its shareholders. (See "Distributions; Automatic Dividend Reinvestment and Cash Purchase Plan--10% Distribution Policy" regarding All-Star's authority to retain and pay taxes on net investment income and net capital gain).

     To avoid incurring a 4% federal excise tax, All-Star must distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year plus (ii) 98% of its capital gain net income (which is the excess of its realized capital gain over its realized capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, plus 100% of any ordinary income and capital gain net income from the prior year (as so computed) that were not paid out during such year and on which All-Star paid no federal income tax. All-Star also expects to make sufficient annual distributions to avoid being subject to that excise tax. Under current law, provided that All-Star qualifies as a RIC for federal tax purposes, All-Star should not be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

     If All-Star fails to qualify for treatment as a RIC in any taxable year, it would incur federal corporate income tax on the full amount of its taxable income for that year (even if it distributed that income to its shareholders), and its distributions (including distributions of net capital gain) would be taxable as ordinary dividend income to the shareholders to the extent of its E&P. In addition, All-Star could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a RIC.

     Distributions by All-Star from net investment income and net realized capital gains are subject to taxation whether received by shareholders in cash or in Shares. Shareholders receiving a dividend or other distribution in the form of newly issued Shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value, determined as of the distribution date, of the Shares received. Such shareholders will have a cost basis in each newly issued Share equal to the fair market value of a Share on the distribution date. Distributions are generally taken into account for tax purposes when paid, except that distributions paid in January but declared in the last quarter of the preceding calendar year may be taken into account as if paid on December 31 of such preceding calendar year. A portion of All-Star's net investment income paid to corporate shareholders that is attributable to dividends from domestic corporations may be eligible for the 70% dividends-received deduction available to corporations. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the federal alternative minimum tax or result in certain basis adjustments. Distributions from net capital gain are taxable as long-term capital gains, regardless of how long the shareholder has held the Shares, and are not eligible for the dividends-received deduction.

     The U.S. federal income tax rate on net capital gain recognized by individuals is currently 15% (or 5% for individuals in the 10% or 15% tax brackets). Certain income dividends paid by All-Star to individual taxpayers will also be taxed at these reduced rates if the shareholder satisfies certain holding period and other requirements with respect to the shareholder's Shares and the dividends are attributable to qualified dividend income received by All-Star. For this purpose, "qualified dividend income" means dividends received by All-Star from U.S. corporations and "qualified foreign corporations," (as described below), provided that All-Star satisfies certain holding period and other requirements with respect to the stock of such corporations. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. Dividends received by All-Star from real estate investment trusts are qualified dividends only in limited circumstances. These special rules relating to the taxation of dividends of qualified dividend income from RICs generally apply to taxable years beginning before January 1, 2011. Thereafter, All-Star's dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional action is taken.

     A dividend will not be treated as qualified dividend income (whether received by All-Star or paid by All-Star to a shareholder) if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or, in the case of certain preferred shares, 91 days during the 181-day period beginning 90 days before such ex-dividend date, (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

     Subject to certain exceptions, a "qualified foreign corporation" is any foreign corporation that is either (1) incorporated in a possession of the United States (the "possessions test") or (2) eligible for benefits of a comprehensive income tax treaty with the United States, that the Secretary of the Treasury determines is satisfactory for these purposes and that includes an exchange of information program (the "treaty test"). The Secretary of the Treasury has identified a substantial number of tax treaties between the United States and other countries that satisfy the treaty test.

     Subject to the same exceptions, a foreign corporation that does not satisfy either the possessions test or the treaty test will still be considered a "qualified foreign corporation" with respect to any dividend it pays if the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States ("readily taxable"). The Treasury Department has issued a notice stating that common or ordinary stock, or an American Depositary Receipt in respect of such stock, is considered readily tradable if it is listed on a national securities exchange that is registered under section 6 of the Securities Exchange Act of 1934, as amended, or on the NASDAQ Stock Market.

     A qualified foreign corporation does not include any foreign corporation that, for its taxable year in which the dividend is paid or the preceding taxable year, is a passive foreign investment company.

     The benefits of the reduced tax rates applicable to net capital gain and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

     If a Shareholder holds Shares for six months or less, any loss on the sale of the Shares will be treated as a long-term capital loss to the extent of any amount reportable by the shareholder as long-term capital gain with respect to such Shares. Any loss realized on a disposition of Shares may also be disallowed under rules relating to wash sales.

     Dividends and other distributions on Shares are generally subject to federal income tax as described herein to the extent they do not exceed All-Star's E&P, even though such distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur with respect to Shares purchased when All-Star's NAV reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when All-Star's NAV also reflects unrealized losses. As of June 30, 2007 All-Star's investments had net unrealized gains of $185,011,855

     Certain distributions All-Star makes after the close of its taxable year may be "spilled back" and treated as paid by All-Star (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such distributions in the taxable year in which they were actually made.

     Individuals and certain other non-corporate All-Star shareholders may be subject to 28% withholding on reportable dividends and capital gain distributions ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a taxpayer identification number and certain required certifications are not on file with All-Star or who, to All-Star's knowledge, have furnished an incorrect number. In addition, All-Star is required to withhold distributions to any shareholder who does not certify to All-Star that the shareholder is not subject to backup withholding due to notification by the Internal Revenue Service that the shareholder has under-reported interest or dividend income.

     Dividends All-Star pays to a foreign shareholder other than a foreign shareholder whose ownership of shares is effectively connected with a U.S. trade or business the shareholder carries on and capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year generally will be subject to a federal withholding tax of 30% (or lower treaty rate). The American Jobs Creation Act of 2004, however, established two categories of dividends, "short-term capital gain dividends" and "interest-related dividends," that, if properly designated by All-Star, will be exempt from that tax. "Short-term capital gain dividends" are dividends that are attributable to short-term capital gain, computed with certain adjustments. "Interest-related dividends" are dividends that are attributable to "qualified net interest income" ("qualified interest income" less allocable deductions), which generally consists of certain original issue discount, interest on obligations "in registered form," and interest on deposits. The exemption from withholding tax will apply to short-term capital gain dividends and interest-related dividends All-Star pays to foreign investors, with certain exceptions, with respect to its taxable years beginning after December 31, 2004, and before January 1, 2008.

     Information concerning the federal income tax status of All-Star dividends and other distributions is mailed to shareholders annually.

     Distributions and the transactions referred to in the preceding paragraphs may be subject to state and local income taxes, and the treatment thereof may differ from the federal income tax consequences discussed herein. Shareholders are advised to consult with their tax advisers concerning the application of state and local taxes.

     See "The Offer--Federal Income Tax Consequences" for a discussion of the federal income tax consequences regarding the Rights.

                                     GENERAL

     Under the Fund Management Agreement between All-Star and AAI, All-Star may use the name "Liberty All-Star" or "All-Star" only so long as the Fund Management Agreement remains in effect. If the Fund Management Agreement is no longer in effect, All-Star is obligated (to the extent it lawfully can) to cease using such name or any other name indicating that it is advised by or otherwise connected with AAI. In addition, AAI may grant the non-exclusive right to use the name "Liberty All-Star" or "All-Star" to any other entity, including any other investment company of which AAI or any of its affiliates is the investment adviser or distributor.

                       STATEMENT OF ADDITIONAL INFORMATION

     Additional information about All-Star is contained in the Statement of Additional Information, a copy of which is available at no charge by calling the Information Agent at the telephone number indicated on the cover of this prospectus. Set forth below is the Table of Contents of the Statement of Additional Information.

                                TABLE OF CONTENTS

                                                                            PAGE

INVESTMENT OBJECTIVE AND POLICIES..............................................1

INVESTMENT RESTRICTIONS.......................................................11

INVESTMENT ADVISORY AND OTHER SERVICES........................................13

PROXY VOTING..................................................................15

TRUSTEES AND OFFICERS.........................................................15

PORTFOLIO SECURITY TRANSACTIONS...............................................35

TAXES.........................................................................36

PRINCIPAL SHAREHOLDERS........................................................39

FINANCIAL STATEMENTS..........................................................39

APPENDIX A:  PROXY VOTING GUIDELINES.........................................A-1

              APPENDIX A: INFORMATION ABOUT THE PORTFOLIO MANAGERS

                 CHASE INVESTMENT COUNSEL CORPORATION ("CHASE")

                          300 PRESTON AVENUE, SUITE 403
                            CHARLOTTESVILLE, VA 22902

     The portion of All-Star allocated to Chase is managed by a team of investment professionals directed by David B. Scott, Senior Vice President and Chief Investment Officer.

     Mr. Scott earned his BA in 1977 and a MBA with Honors in 1980 from the College of William and Mary. Before joining Chase in 1994, he had 15 years of experience as an analyst and portfolio manager. He has earned the right to use the CFA Institute Chartered Financial Analyst designation and is a member of the Richmond Society of Financial Analysts.



                     MATRIX ASSET ADVISORS, INC. ("MATRIX")

                                747 THIRD AVENUE
                               NEW YORK, NY 10017

     The portion of All-Star allocated to Matrix is managed by David A. Katz, Head of the Investment Policy Committee. Mr. Katz, CFA, graduated summa cum laude from Union College with a Bachelor of Arts degree in Economics. He received a Master of Business Administration degree, with a concentration in Finance, from New York University Graduate School of Business in 1987, graduating with distinction. His numerous works on Value Investing have earned him various awards and distinctions at the undergraduate and graduate levels. Mr. Katz has earned the right to use the CFA Institute Chartered Financial Analyst designation. After initially working at Management Asset Corporation (Westport, CT), Mr. Katz co-founded Value Matrix Management with John M. Gates in 1986. He served as the firm's Senior Vice President and Chief Investment Officer and was Head of the Investment Policy Committee. In 1990 he merged the Value Matrix Management organization into Matrix Asset Advisors. Mr. Katz is the firm's President and Chief Investment Officer, chairs the Investment Policy Committee and is a Portfolio Manager/Analyst.

                   PZENA INVESTMENT MANAGEMENT, LLC ("PZENA")

                        120 WEST 45TH STREET, 20TH FLOOR
                               NEW YORK, NY 10036

     The portion of All-Star allocated to Pzena is managed by a team of portfolio managers. For All-Star, Richard Pzena, John Goetz, and Antonio DeSpirito III have joint decision-making responsibility and "veto authority" over any portfolio management decision.

     Mr. Pzena is the Founder, Managing Principal, Chief Executive Officer and Co-Chief Investment Officer of the firm. Prior to forming Pzena Investment Management in 1995, Mr. Pzena was the Director of U.S. Equity Investments and Chief Research Officer for Sanford C. Bernstein & Company. He joined Bernstein in 1986 as an oil industry analyst and was named to the Institutional Investor All America Research Team from 1988-1990. During 1990 and 1991, Mr. Pzena served as Chief Investment Officer, Small Cap Equities, and assumed his broader domestic equity role in 1991. Prior to joining Bernstein, Mr. Pzena worked for the Amoco Corporation in various financial and planning roles. He earned a B.S. summa cum laude and an M.B.A. from the Wharton School of the University of Pennsylvania in 1979 and 1980, respectively.

     Mr. Goetz is a Managing Principal and Co-Chief Investment Officer at the firm. Prior to joining Pzena Investment Management in 1996, Mr. Goetz held a range of key positions at Amoco Corporation for over 14 years, most recently as the Global Business Manager for Amoco's $1 billion polypropylene business where he had bottom line responsibility for operations and development worldwide. Prior positions included strategic planning, joint venture investments and project financing in various oil and chemical businesses. Prior to joining Amoco, Mr. Goetz had been employed by The Northern Trust Company and Bank of America. He earned a B.A. summa cum laude in Mathematics and Economics from Wheaton College in 1979 and an M.B.A. from the Kellogg School at Northwestern University in 1982.

     Mr. DeSpirito is a Principal and Portfolio Manager of Large Cap Value. Previously, Mr. DeSpirito was one of the Portfolio Managers of Pzena Investment Management's Small Cap Value service. Prior to joining Pzena Investment Management in 1996, Mr. DeSpirito was an Associate in the Corporate Department at the Boston based law firm of Ropes & Gray. At Ropes & Gray, he advised clients in the direct television, financial services, fitness, packaging films, retail, software, and wire and cable industries. Mr. DeSpirito earned a B.S. summa cum laude from the Wharton School of the University of Pennsylvania in 1990 and a J.D. magna cum laude from Harvard Law School in 1993.

             SCHNEIDER CAPITAL MANAGEMENT CORPORATION ("SCHNEIDER")

                            450 EAST SWEDESFORD ROAD
                                 WAYNE, PA 19087

     The portion All-Star allocated to Schneider is managed by Arnold C. Schneider III, CFA. Mr. Schneider serves as President and Chief Investment Officer and manages the portion of All-Star allocated to Schneider. Prior to founding Schneider, Mr. Schneider was a Senior Vice President and Partner of the Wellington Management Company. He has earned the right to use the CFA Institute Chartered Financial Analyst designation. Mr. Schneider received a B.S. in Finance from the McIntire School of Commerce of the University of Virginia.

     Schneider employs a five-point investment process based on new idea generation, independent analysis, a ranking system, portfolio construction, and a rigorous sell discipline. Utilizing a wide range of information sources, Schneider focuses on identifying promising new investment opportunities. Database screening is used on a limited basis, and high-priority companies are sent to Schneider's analysts for in-depth investigation. Schneider's analysis of investment opportunities includes the construction of comprehensive financial models, the identification of drivers for positive change, contacting management as necessary and developing objective earnings and valuation estimates. The output of Schneider's analysis is a target price and expected return for each company under consideration. Schneider determines a target price for current holdings and ranks expected returns from high to low. New purchases must rank above the median in appreciation potential to merit inclusion in the portfolio.

     Schneider constructs a value portfolio with the intent that the best companies will have a meaningful performance impact. However, Schneider also employs a rigorous sell discipline to capitalize on success and minimize damage from mistakes. Sales are most often triggered when a stock approaches its pre-determined price target.

                    TCW INVESTMENT MANAGEMENT COMPANY ("TCW")

                            865 SOUTH FIGUEROA STREET
                              LOS ANGELES, CA 90017

     The portion of All-Star allocated to TCW is managed by Craig C. Blum, CFA, Portfolio Manager, Managing Director, US Equities and Stephen A. Burlingame, Portfolio Manager, Managing Director, US Equities.

     Mr. Blum is Co-Portfolio Manager of the Concentrated Core and Select Equities investment strategies. He joined TCW in 1999. Prior to joining TCW, Mr. Blum was a Senior Analyst with FMAC and Capital Markets. Prior to that, he worked in institutional sales and mortgage-backed securities analysis at Paine Webber. Mr. Blum began his investment career in 1994 at Merrill Lynch. Mr. Blum received his Bachelor of Science in Applied Mathematics and Computer Science from the University of California at Los Angeles (UCLA) in 1993, and his MBA in Finance from the UCLA Anderson Graduate School of Management in 1999. Mr. Blum has earned the right to use the CFA Institute Chartered Financial Analyst designation.

     Mr. Burlingame is Co-Portfolio Manager of the Concentrated Core and Select Equities investment strategies at TCW. Previously, Mr. Burlingame was a member of the Concentrated Core/ Select Equities team, having joined TCW in 2000 as a health care analyst in the US Equity Research group. Prior to joining TCW, Mr. Burlingame was an analyst with Brandywine Asset Management from 1999 to 2000. Between 1996 and 1999, Mr. Burlingame completed internships at two different asset management firms. Mr. Burlingame graduated cum laude from Claremont McKenna College in 1999 with a Bachelor of Arts degree in Economics and a minor in Spanish.

                                     [LOGO]

                                     LIBERTY
                                    ALL-STAR
                                   EQUITY FUND
                       A MULTI-MANAGED INVESTMENT COMPANY

                                 [__] SHARES OF
                               BENEFICIAL INTEREST
                             ISSUABLE UPON EXERCISE
                             OF RIGHTS TO SUBSCRIBE
                                 FOR SUCH SHARES

                         ------------------------------

                                   PROSPECTUS

                                [________], 2007

                 SUBJECT TO COMPLETION, DATED [         ], 2007
                                               ---------

                          LIBERTY ALL-STAR EQUITY FUND

                      STATEMENT OF ADDITIONAL INFORMATION

                             [               ], 2007
                              ---------------

      This Statement of Additional Information ("SAI") is not a prospectus, and should be read in conjunction with the Prospectus of Liberty All-Star Equity
Fund ("All-Star") dated [        ], 2007.  You may obtain copy of the Prospectus
free of charge, by writing to All-Star c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, or by calling 1-800-542-3863.

                               TABLE OF CONTENTS

                                                                            PAGE

INVESTMENT OBJECTIVE AND POLICIES............................................. 1

INVESTMENT RESTRICTIONS.......................................................11

INVESTMENT ADVISORY AND OTHER SERVICES........................................13

PROXY VOTING..................................................................15

TRUSTEES AND OFFICERS.........................................................15

PORTFOLIO SECURITY TRANSACTIONS...............................................35

TAXES.........................................................................37

PRINCIPAL SHAREHOLDERS........................................................39

FINANCIAL STATEMENTS..........................................................39


NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS SAI IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SEC. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS SAI SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                       INVESTMENT OBJECTIVE AND POLICIES

      A description of the investment objective of All-Star and the types of securities in which it may invest is contained in the Prospectus under "Investment Objective, Policies and Risks." What follows is additional information regarding securities in which All-Star may invest and investment practices in which it may engage, and additional risks relating thereto.

OPTIONS AND FUTURES STRATEGIES
------------------------------

      The effective use of options and future strategies is dependent, among other things, on All-Star's ability to terminate options and futures positions at times when it or its Portfolio Managers deem it desirable to do so. Although All-Star will not enter into an option or futures position unless it believes that a liquid secondary market exists for such option or future, there is no assurance that All-Star will be able to effect closing transactions at any particular time or at an acceptable price. All-Star generally expects that its options and futures transactions will be conducted on recognized securities exchanges. In certain instances, however, All-Star may purchase and sell options in the over-the-counter market. All-Star's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to All-Star. All-Star may not purchase or sell future contracts and related options if immediately thereafter the sum of the amount of initial margin deposits on All-Star's existing futures and premiums paid for such related options would exceed 5% of the market value of All-Star's net assets. Such limitation, however, will not limit All-Star's loss on such contracts and options, which is potentially unlimited.

WRITING COVERED PUT AND CALL OPTIONS ON SECURITIES
--------------------------------------------------

      All-Star may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time-to-time as its respective Portfolio Managers determine is appropriate in seeking to attain its objectives. Call options written by All-Star give the holder the right to buy the underlying securities from All-Star at a stated exercise price; put options give the holder the right to sell the underlying security to All-Star at a stated price.

      All-Star may write only covered options, which means that, so long as All-Star is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, All-Star will maintain in a separate account cash or short-term U.S. Government Securities with a value equal to or greater than the exercise price of the underlying securities. All-Star may also write combinations or covered puts and calls on the same underlying security.

      All-Star will receive a premium from writing a put or call option, which increases All-Star's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, All-Star limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, All-Star assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

      All-Star may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. All-Star will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different put option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by All-Star.

PURCHASING PUT AND CALL OPTIONS ON SECURITIES
---------------------------------------------

      All-Star may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the use of the put options since All-Star, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, All-Star will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.

      All-Star may also purchase call options to hedge against an increase in prices of securities that it wants ultimately to buy. Such hedge protection is provided during the life of the call option since All-Star, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, All-Star will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs.

PURCHASE AND SALE OF OPTIONS AND FUTURES ON STOCK INDICES
---------------------------------------------------------

      All-Star may purchase and sell options on stock indices and stock index futures as a hedge against movements in the equity markets.

      Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks.

      A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

      If a Portfolio Manager of All-Star expects general stock market prices to rise, it might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of All-Star's index option or futures contract resulting from the increase in the index. If, on the other hand, the Portfolio Manager expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities in All-Star's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of All-Star's position in such put option or future. All-Star may purchase call options on a stock index or a futures contracts on that index to enable a newly appointed Portfolio Manager to gain immediate exposure to the underlying securities market pending the investment in individual securities of the portion of All-Star's portfolio assigned to it.

      In connection with transactions in stock index options, futures and related options, All-Star will be required to deposit as "initial margin" an amount of cash and short-term U.S. Government Securities equal to from 5% to 8% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract.

OPTIONS ON STOCK INDEX FUTURES CONTRACTS
----------------------------------------

      All-Star may purchase and write call and put options on stock index futures contracts. All-Star may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures. For example, All-Star may purchase put options or write call options on stock index futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices, or purchase call options or write put options on stock index futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities which All-Star intends to purchase.

RISK FACTORS IN OPTIONS AND FUTURES TRANSACTIONS
------------------------------------------------

      The effective use of options and futures strategies is dependent, among other things, on All-Star's ability to terminate options and futures positions at times when its respective Portfolio Managers deem it desirable to do so. Although All-Star will not enter into an option or futures position unless its

Portfolio Managers believe that a liquid secondary market exists for such option or future, there is no assurance that All-Star will be able to effect closing transactions at any particular time or at an acceptable price. All-Star generally expects that its option and futures transactions will be conducted on recognized securities exchanges. In certain instances, however, All-Star may purchase and sell options in the over-the-counter market. All-Star's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to All-Star.

      The use of options and futures involves the risk of imperfect correlation between movements in options and future prices and movements in the price of securities which are the subject of the hedge. Such correlation, particularly with respect to options on stock indices and stock index futures, is imperfect, and such risk increases as the composition of All-Star's portfolio diverges from the composition of the relevant index. The successful use of these strategies also depends on the ability of the Portfolio Manager to correctly forecast interest rate or general stock market price movements.

REGULATORY MATTERS
------------------

      All-Star will conduct its purchases and sales of futures contracts and writing of related options transactions in accordance with the rules, regulations and any exemptions promulgated by the Commodity Futures Trading Commission ("CFTC") and the SEC with respect to such transactions.

BANK OBLIGATIONS
----------------

      Bank obligations in which All-Star may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor but may be subject to early withdrawal penalties, which vary depending upon market conditions and on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

      Bank obligations include foreign bank obligations, including Eurodollar and Yankee obligations. Eurodollar bank obligations are dollar certificates of deposits and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Foreign bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk and interest rate risk. Additionally, foreign bank obligations are subject to many of the same risks as investments in foreign securities (see "Foreign Equity Securities" below). Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including the possibilities that their liquidity could be impaired because of future political and economic developments of the foreign bank's country, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted, which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

COMMERCIAL PAPER
----------------

      A1 and Prime 1 are the highest commercial paper ratings issued by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), and Moody's Investors Service, Inc. ("Moody's"), respectively. Commercial paper rated A1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated A or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with an allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned.

      Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of 10 years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by the management of obligations that may be present or may arise as a result of public interest questions and preparation to meet such obligations.

GOVERNMENT SECURITIES
---------------------

      Government securities may be either direct obligations of the U.S. Treasury or may be the obligations of an agency or instrumentality of the United States.

      TREASURY OBLIGATIONS. The U.S. Treasury issues a variety of marketable securities that are direct obligations of the U.S. Government. These securities fall into three categories - bills, notes, and bonds - distinguished primarily by their maturity at time of issuance. Treasury bills have maturities of one year or less at the time of issuance, while Treasury notes currently have maturities of one to 10 years. Treasury bonds can be issued with any maturity of more than 10 years.

      OBLIGATIONS OF AGENCIES AND INSTRUMENTALITIES. Agencies and instrumentalities of the U.S. Government are created to fill specific governmental roles. Their activities are primarily financed through securities whose issuance has been authorized by Congress. Agencies and instrumentalities include the Export Import Bank, Federal Housing Administration, Government

National Mortgage Association, Tennessee Valley Authority, Banks for Cooperatives, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Corp., U.S. Postal System, and Federal Finance Bank. Although obligations of "agencies" and "instrumentalities" are not direct obligations of the U.S. Treasury, payment of the interest or principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from backing by the full faith and credit of the United States or U.S. Treasury guarantees to the backing solely of the issuing instrumentality itself.

FOREIGN EQUITY SECURITIES
-------------------------

      Foreign equity securities include common stock and preferred stock, including securities convertible into equity securities, issued by foreign companies, American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). In determining whether a company is foreign, ALPS Advisers, Inc. ("AAI") will consider various factors, including where the company is headquartered, where the company's principal operations are located, where the company's revenues are derived, where the principal trading market is located and the country in which the company was legally organized. The weight given to each of these factors will vary depending upon the circumstances.

      Foreign equity securities, which are generally denominated in foreign currencies, involve risks not typically associated with investing in domestic securities. Foreign securities may be subject to foreign taxes that would reduce their effective yield. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the unrecovered portion of any foreign withholding taxes would reduce the income All-Star receives from its foreign investments.

      Foreign investments involve other risks, including possible political or economic instability of the country of the issuer, the difficulty of predicting international trade patterns, and the possibility of currency exchange controls. Foreign securities may also be subject to greater fluctuations in price than domestic securities. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those of domestic companies.

      There is generally less government regulation of stock exchanges, brokers, and listed companies abroad than in the United States. In addition, with respect to certain foreign countries, there is a possibility of the adoption of a policy to withhold (or increase existing withholding) taxes on dividends at the source, or of expropriation, nationalization, confiscatory taxation, or diplomatic developments that could affect investments in those countries. Finally, in the event of default on a foreign debt obligation, it may be more difficult for All-Star to obtain or enforce a judgment against the issuers of the obligation. All-Star will normally execute its portfolio securities transactions on the principal stock exchange on which the security is traded.

      The considerations noted above regarding the risk of investing in foreign securities are generally more significant for investments in emerging or developing countries, such as countries in Eastern Europe, Latin America, South America or Southeast Asia. These countries may have relatively unstable governments and securities markets in which only a small number of securities trade. Markets of developing or emerging countries may generally be more volatile than markets of developed countries. Investment in these markets may involve significantly greater risks, as well as the potential for greater gains.

      ADRs in registered form are dollar-denominated securities designed for use in the U.S. securities markets. ADRs are sponsored and issued by domestic banks and represent and may be converted into underlying foreign securities deposited with the domestic bank or a correspondent bank. ADRs do not eliminate the risks inherent in investing in the securities of foreign issuers. By investing in ADRs rather than directly in the foreign security, however, All-Star may avoid currency risks during the settlement period for either purchases or sales. There is a large, liquid market in the United States for most ADRs. GDRs are receipts representing an arrangement with a major foreign bank similar to that for ADRs. GDRs are not necessarily denominated in the currency of the underlying security. While ADRs and GDRs will generally be considered foreign securities for purposes of calculation of any investment limitation placed on All-Star's exposure to foreign securities, these securities, along with the securities of foreign companies traded on the NASDAQ Stock Market will not be subject to any of the restrictions placed on All-Star's ability to invest in emerging market securities.

      Additional costs may be incurred in connection with All-Star's foreign investments. Foreign brokerage commissions are generally higher than those in the United States. Expenses may also be incurred on currency conversions when All-Star moves investments from one country to another. Increased custodian costs as well as administrative difficulties may be experienced in connection with maintaining assets in foreign jurisdictions.

FOREIGN FIXED INCOME SECURITIES
-------------------------------

      Foreign fixed income securities include debt securities of foreign corporate issuers, certain foreign bank obligations (see "Bank Obligations"), obligations of foreign governments or their subdivisions, agencies and instrumentalities, and obligations of supranational entities such as the World Bank, the European Investment Bank, and the Asian Development Bank. Any of these securities may be denominated in foreign currency or U.S. dollars, or may be traded in U.S. dollars in the United States although the underlying security is usually denominated in a foreign currency.

      The risk of investing in foreign fixed income securities is the same as the risks of investing in foreign equity securities. Additionally, investment in sovereign debt (debt issued by governments and their agencies and instrumentality) can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be available or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including All-Star) may be requested to participate in the rescheduling of such debt and to the extent further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

CURRENCY CONTRACTS
------------------

      The value of All-Star's investments in foreign securities will fluctuate as a result of changes in the exchange rates between the U.S. dollar and the currencies in which the foreign securities or bank deposits held by All-Star are denominated. To reduce or limit exposure to changes in currency exchange rates (referred to as "hedging") All-Star may enter into forward currency exchange contracts that, in effect, lock in a rate of exchange during the period of the forward contracts. Forward contracts are usually entered into with currency traders, are not traded on securities exchanges, and usually have a term of less than one year, but can be renewed. A default on a forward contract would deprive All-Star of unrealized profits or force All-Star to cover its commitments for purchase or sale of currency, if any, at the market price. All-Star will enter into forward contracts only for hedging purposes and not for speculation. If required by the Investment Company Act of 1940, as amended (the "1940 Act"), or the SEC, All-Star may "cover" its commitment under forward contracts by segregating cash or liquid securities with All-Star's custodian in an amount not less than the current value of its total assets committed to the consummation of the contracts. Under normal market conditions, no more than 25% of All-Star's assets may be committed to the consummation of currency exchange contracts.

      All-Star may also purchase or sell foreign currencies on a "spot" (cash) basis or on a forward basis to lock in the U.S. dollar value of a transaction at the exchange rate or rates then prevailing. All-Star will use this hedging technique in an attempt to insulate itself against possible losses resulting from a change in the relationship between the U.S. dollar and the relevant foreign currency during the period between the date a security is purchased or sold and the date on which payment is made or received.

      Hedging against adverse changes in exchange rates will not eliminate fluctuation in the prices of All-Star's portfolio securities or prevent loss if the prices of those securities decline. In addition, the use of forward contracts may limit potential gains from an appreciation in the U.S. dollar value of a foreign currency. Forecasting short-term currency market movements is very difficult, and there is no assurance that short-term hedging strategies used by All-Star will be successful.

REPURCHASE AGREEMENTS
---------------------

      All-Star may invest in repurchase agreements, which are agreements by which All-Star purchases a security and simultaneously commits to resell that security to the seller (a commercial bank or securities dealer) at a stated price within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus a rate of interest that is unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements may be considered loans by All-Star collateralized by the underlying security. The obligation of the seller to pay the stated price is in effect secured by the underlying security. The seller will be required to maintain the value of the collateral underlying any repurchase agreement at a level at least equal to the price of the repurchase agreement. In the case of default by the seller, All-Star could incur a loss. In the event of a bankruptcy proceeding commenced against the seller, All-Star may incur costs and delays in realizing upon the collateral. All-Star will enter into repurchase agreements only with those banks or securities dealers that are deemed creditworthy pursuant to criteria adopted by AAI. There is no limit on the portion of All-Star's assets that may be invested in repurchase agreements with maturities of seven days or less. Not more than 10% of All-Star's net assets will be invested in repurchase agreements maturing in more than seven days.

BORROWING
---------

      All-Star may borrow from banks for temporary administrative purposes. All-Star also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by All-Star. To the extent All-Star covers its commitment under such transactions (or economically similar transaction) by the segregation of assets determined in accordance with procedures adopted by All-Star's Board of Trustees ("Board of Trustees"), equal in value to the amount of All-Star's commitment to repurchase, such an agreement will not be considered a "senior security" by All-Star and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by All-Star. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of All-Star's portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased. All-Star also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

ILLIQUID SECURITIES
-------------------

      Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine All-Star's net asset value. Under current interpretations of the Staff of the SEC, the following instruments in which All-Star may invest will be considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) restricted securities (securities whose public resale is subject to legal restrictions, except as described in the following paragraph); (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities in which All-Star may invest that are not readily marketable.

      All-Star may also purchase without limit certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A ("Rule 144A securities"). If a dealer or institutional trading market exists for Rule 144A securities, such securities are deemed to be liquid.

PREFERRED STOCK
---------------

      All-Star may invest in preferred stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are generally more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

CONVERTIBLE SECURITIES AND WARRANTS
-----------------------------------

      Convertible debentures are interest-bearing debt securities, typically unsecured, that represent an obligation of the issuer providing the owner with claims to the issuer's earnings and assets before common and preferred stock owners, generally on par with unsecured creditors. If unsecured, claims of convertible debenture owners would be inferior to claims of secured debt holders. Convertible preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims to the corporation's earnings and assets before common stock owners, but after bond owners. Investments by All-Star in convertible debentures or convertible preferred stock would be a substitute for an investment in the common stock into which the debentures or preferred stock are convertible if available in quantities necessary to satisfy All-Star's investment needs (for example, in the case of a new issuance of convertible securities) or where, because of financial market conditions, the conversion price of the convertible security is comparable to the price of the underlying common stock, in which case a preferred position with respect to the corporation's earnings and assets may be preferable to holding common stock.

      Warrants are options to buy a stated number of underlying securities at a specified price any time during the life of the warrants. The securities underlying these warrants will be the same types of securities that All-Star will invest in to achieve its investment objective of capital appreciation. The purchaser of a warrant expects the market price of the underlying security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus resulting in a profit. If the market price never exceeds the purchase price plus the exercise price of the warrant before the expiration date of the warrant, the purchaser will suffer a loss equal to the purchase price of the warrant.

INVESTMENTS IN SMALL AND UNSEASONED COMPANIES
---------------------------------------------

      An unseasoned company is an entity with a limited operating history. Unseasoned and small companies may have unprofitable operating histories, limited financial resources, and inexperienced management. In addition, they often face competition from larger or more established firms that have greater resources. Securities of small and unseasoned companies are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. To dispose of these securities, All-Star may need to sell them over an extended period or below the original purchase price. Investments by All-Star in these small or unseasoned companies may be regarded as speculative.

ZERO-COUPON AND PAY-IN-KIND SECURITIES
--------------------------------------

      A zero-coupon security has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest equivalent received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. Pay-in-kind securities are securities that pay interest in either cash or additional securities, at the issuer's option, for a specified period. The price of pay-in-kind securities is expected to reflect the market value of the underlying accrued interest since the last payment. Zero-coupon and pay-in-kind securities are more volatile than cash pay securities. All-Star accrues income on these securities prior to the receipt of cash payments. All-Star intends to distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, need to use its cash reserves to satisfy distribution requirements.

                            INVESTMENT RESTRICTIONS

      Except as indicated otherwise, the following investment restrictions have been adopted for All-Star as fundamental policies and may be changed only by a majority vote (as defined under "Investment Objective, Policies and Risks" in the Prospectus) of All-Star's outstanding shares. Non fundamental policies may be changed by the Board of Trustees without shareholder approval.

All-Star may not:

      (1)   Issue senior securities, except as permitted by (2) below.

      (2) Borrow money, except that it may borrow in an amount not exceeding 7% of its total assets (including the amount borrowed) taken at market value at the time of such borrowing, and except that it may make borrowings in amounts up to an additional 5% of its total assets (including the amount borrowed) taken at market value at the time of such borrowing to finance the repurchase of its shares, to obtain such short-term credits as are necessary for the clearance of securities transactions, or for temporary or emergency purposes, and may maintain and renew any of the foregoing borrowings, provided that All-Star maintains asset coverage of 300% with respect to all such borrowings. As a non-fundamental policy, All-Star will not borrow in an amount in excess of 5% of its total assets (including the amount borrowed).

      (3) Pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and then only if such pledging, mortgaging or hypothecating does not exceed 12% of All-Star's total assets taken at market value at the time of such pledge, mortgage or hypothecation. The deposit in escrow of securities in connection with the writing of put and call options and collateral arrangements with respect to margin for futures contracts are not deemed to be pledges or hypothecation for this purpose.

      (4) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, All-Star may be deemed to be an underwriter for purposes of the Securities Act of 1933.

      (5) Purchase or sell real estate or any interest therein, except that All-Star may invest in securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-throughs and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein.

      (6) Make loans to other persons except for loans of portfolio securities (up to 30% of total assets) and except through the use of repurchase agreements, the purchase of commercial paper or the purchase of all or a portion of an issue of debt securities in accordance with its investment objective, policies and restrictions, and provided that not more than 10% of All-Star's net assets will be invested in repurchase agreements maturing in more than seven days.

      (7) Invest in commodities or in commodity contracts (except stock index futures and options).

      (8) Purchase securities on margin (except to the extent that the purchase of options and futures may involve margin and except that it may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities), or make short sales of securities.

      (9) Purchase the securities of issuers conducting their principal business activity in the same industry (other than securities issued or guaranteed by the United States, its agencies and instrumentalities) if, immediately after such purchase, the value of its investments in such industry would comprise 25% or more of the value of its total assets taken at market value at the time of each investment.

      (10) Purchase securities of any one issuer, if (a) more than 5% of All-Star's total assets taken at market value would at the time be invested in the securities of such issuer, except that such restriction does not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities or corporations sponsored thereby, and except that up to 25% or All-Star's total assets may be invested without regard to this limitation; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by All-Star, except that up to 25% of All-Star's total assets may be invested without regard to this limitation.

      (11) Invest in securities of another registered investment company, except (i) as permitted by the Investment Company Act of 1940, as amended from time to time, or any rule or order thereunder, or (ii) in connection with a merger, consolidation, acquisition or reorganization.

      (12) Purchase any security, including any repurchase agreement maturing in more than seven days, which is subject to legal or contractual delays in or restrictions on resale (including unregistered securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933), or which is not readily marketable, if more than 10% of the net assets of All-Star, taken at market value, would be invested in such securities.

      (13) Invest for the purpose of exercising control over or management of any company.

      (14) Purchase securities unless the issuer thereof or any company on whose credit the purchase was based, together with its predecessors, has a record of at least three years' continuous operations prior to the purchase, except for investments which, in the aggregate, taken at cost do not exceed 5% of All-Star's total assets.

      If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of All-Star's assets will not be considered a violation of the restriction.

                     INVESTMENT ADVISORY AND OTHER SERVICES

      As stated under "Management of All-Star" in the prospectus, ALPS Advisers, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, is All-Star's investment adviser. Pursuant to its Fund Management Agreements with All-Star, AAI implements and operates All-Star's multi-manager methodology and has overall supervisory responsibility for the general management and investment of All-Star's assets, subject to All Star's investment objectives and policies and any directions of the Board of Trustees. AAI recommends to the Board of Trustees the investment management firms (currently five) for appointment as Portfolio Managers of All-Star. ALPS Fund Services, Inc. ("AFS"), 1290 Broadway, Suite 1100, Denver, Colorado, 80203, an affiliate of AAI, provides administrative services to All-Star under an Administration, Bookkeeping and Pricing Services Agreement with All-Star.

      The names and addresses of All-Star's current Portfolio Managers are as follows:

Chase Investment Counsel Corporation
300 Preston Avenue
Charlottesville, VA  22902-5091

Matrix Asset Advisors, Inc.
747 Third Avenue
New York, NY 10017

Pzena Investment Management, LLC
120 West 45th Street
New York, NY 10036

Schneider Capital Management Corporation
460 East Swedesford Road
Wayne, PA 19087

TCW Investment Management Company
865 South Figueroa Street
Los Angeles, CA 90017

AAI
---

      As described under "Management of All-Star" in the Prospectus, All-Star pays AAI a fund management fee for its investment management services (from which AAI pays the Portfolio Managers' fee).

      Prior to December 18, 2006, All-Star was managed by Banc of America Investment Advisors, Inc. ("BAIA"). For the period ended December 18, 2006 and the years ended December 31, 2005 and 2004 the total fund management fees paid to BAIA were $[9,078,397], $[9,339,478] and $[8,664,829], respectively, of which an aggregate of $[4,539,199], $[4,669,739] and $[4,332,415], respectively, was paid to the Portfolio Managers.

      For the period December 18, 2006 to December 30, 2006, the total fund management fees paid to AAI were $[421,854] of which an aggregate of $[210,927] was paid to the Portfolio Managers

      All-Star's current Fund Management Agreement and Portfolio Management Agreements provides that they will continue in effect until December 2008 and will continue in effect thereafter so long as such continuance is specifically approved annually by (a) the Board of Trustees or (b) the majority vote of All-Star's outstanding shares (as defined under "Investment Objective, Policies and Risks" in the Prospectus), provided that, in either event, the continuance is also approved by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of All-Star (the "Disinterested Trustees"), AAI or the Portfolio Managers by a vote cast in person at a meeting called for the purpose of voting on such approval. All-Star's Management Agreement may be terminated on 60 days written notice by either party, and the Portfolio Management Agreements may be terminated on 30 days' notice by any party, and any such agreements will terminate automatically if assigned.

      All-Star, AAI and the Portfolio Managers have adopted Codes of Ethics pursuant to the requirements of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by All-Star. Copies of the Codes of Ethics of All-Star and AAI can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR database on the SEC's Internet site at www.sec.gov, or may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

CUSTODIAN; ADMINISTRATION, BOOKKEEPING, AND PRICING AGENT
---------------------------------------------------------

      State Street Bank and Trust Company (the "Custodian"), One Lincoln Street, Boston, Massachusetts 02111, is the custodian of the portfolio securities and cash of All-Star. As such, the Custodian holds All-Star's portfolio securities and cash in separate accounts on All-Star's behalf and receives and delivers portfolio securities and cash in connection with portfolio transactions initiated by All-Star's Portfolio Managers, collects income due on the portfolio securities and disburses funds in connection with the payment of distributions and expenses.

      AFS, an affiliate of AAI, performs administrative, bookkeeping and pricing services for All-Star. Prior to December 18, 2006, Columbia Management Advisors, LLC ("Columbia") an affiliate of BAIA provided administrative, bookkeeping and pricing services to All-Star. For the period ended December 18, 2006, and the years ended December 31, 2005 and 2004, All-Star paid administrative, bookkeeping and pricing fees to Columbia of $[2,425,303], $[2,537,584] and $[2,378,612] respectively.

      For the period December 18, 2006 to December 30, 2006, All-Star paid administrative, bookkeeping and pricing fees to AFS of $[116,712].

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
---------------------------------------------

      PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, serves as the independent registered public accounting firm of All-Star. The independent registered public accounting firm provides audit services, audit-related services, tax services and/or other services to All-Star.

                                  PROXY VOTING

      All-Star has delegated to AAI (and not the Portfolio Managers) the responsibility to vote proxies relating to portfolio securities held by All-Star. In deciding to delegate this responsibility, the Board of Trustees reviewed and approved the policies and procedures adopted by AAI. These include the procedures that AAI follows when a vote presents a conflict between the interests of All-Star and its shareholders and AAI, its affiliates, its other clients, or other persons.

      The proxy voting guidelines and procedures applicable to All-Star are included in this Statement of Additional Information as Appendix A. Information regarding how All-Star voted proxies relating to portfolio securities during the 12-month period ending June 30, 2006 is available without charge, upon request, by calling 1-800-542-3863 and on the SEC website at http://www.sec.gov.

                             TRUSTEES AND OFFICERS

      The names of the Trustees and Officers of All-Star, the date each was first elected or appointed to office, their term of office, their principal business occupations and other directorships they have held during at least the last five years, are shown below.

DISINTERESTED TRUSTEES
----------------------

                                                                                         NUMBER OF
                        POSITION WITH                                                    PORTFOLIOS
                         EQUITY FUND,                                                     IN FUND
                           TERM OF                                                        COMPLEX
                          OFFICE AND                                                     OVERSEEN               OTHER
NAME AND                  LENGTH OF               PRINCIPAL OCCUPATION(S)                   BY              DIRECTORSHIPS
ADDRESS*                   SERVICE                DURING PAST FIVE YEARS                  TRUSTEE                HELD
----------------   --------------------      ------------------------------------      ------------       -------------------

John A. Benning    Trustee                   Retired since December, 1999;                    2           Director, Liberty
(Age 72)           Since 2002; Term          Senior Vice President, General                               All-Star Growth


                                       15


                                                                                         NUMBER OF
                        POSITION WITH                                                    PORTFOLIOS
                         EQUITY FUND,                                                     IN FUND
                           TERM OF                                                        COMPLEX
                          OFFICE AND                                                     OVERSEEN               OTHER
NAME AND                  LENGTH OF               PRINCIPAL OCCUPATION(S)                   BY              DIRECTORSHIPS
ADDRESS*                   SERVICE                DURING PAST FIVE YEARS                  TRUSTEE                HELD
----------------   --------------------      ------------------------------------      ------------       -------------------
                   expires 2009              Counsel and Secretary, Liberty                               Fund (since 2002).
                                             Financial Companies Inc. (July, 1985
                                             to December, 1999); Vice President,
                                             Secretary and Director, Liberty Asset
                                             Management Company (August,
                                             1985 to December, 1999).

Thomas W. Brock    Trustee                   CEO, StoneHarbor Investment                      2           Director,
(Age 59)           Since 2005; Term          Partners LP (since April 2006);                              Liberty
                   expires 2008              Adjunct Professor, Columbia                                  All-Star Growth
                                             University Graduate School of                                Fund (since
                                             Business (since September, 1998).                            2005);
                                                                                                          Trustee, Stone
                                                                                                          Harbor Local
                                                                                                          Markets Income
                                                                                                          Fund (closed end
                                                                                                          fund) (since
                                                                                                          2007);
                                                                                                          Trustee, Stone
                                                                                                          Harbor
                                                                                                          Investment
                                                                                                          Funds (2
                                                                                                          Portfolios)
                                                                                                          (since 2007);
                                                                                                          Director,
                                                                                                          Columbia
                                                                                                          Management
                                                                                                          Multi-
                                                                                                          Strategy Fund
                                                                                                          LLC
                                                                                                          (Hedge Fund);
                                                                                                          Manager, BACAP
                                                                                                          Alternative
                                                                                                          Multi-
                                                                                                          Strategy Fund,
                                                                                                          LLC

George R. Gaspari  Trustee                   Financial Services Consultant                    2           Trustee and
(Age 66)           Since 2006,               (since 1996).                                                Chairman, The
                   Term Expires 2008                                                                      Select Sector
                                                                                                          SPDR
                                                                                                          Trust (since
                                                                                                          1998);
                                                                                                          Director,
                                                                                                          Liberty
                                                                                                          All-Star Growth
                                                                                                          Fund (since
                                                                                                          2006).

Richard W. Lowry   Chairman; Trustee         Private Investor since 1987.                     2           Director and
(Age 70)           Since 1986; Term Expires                                                               Chairman,
                   2007                                                                                   Liberty
                                                                                                          All-Star Growth
                                                                                                          Fund (since
                                                                                                          1994);
                                                                                                          Trustee,
                                                                                                          Columbia
                                                                                                          Fund Complex (81
                                                                                                          portfolios).

John J. Neuhauser  Trustee                   President, Saint Michael's College               2           Director,
(Age 63)           Since 1998; Term Expires  (since 2007); formerly, University                           Liberty
                   2007                      Professor, Boston College (from                              All-Star Growth
                                             December 2005 to 2007); formerly                             Fund (since
                                             Academic Vice President and Dean                             1998);
                                             of Faculties, Boston College (from                           Trustee,
                                             August 1999 to December 2005).                               Columbia
                                                                                                          Fund Complex (81
                                                                                                          Portfolios).

Richard C. Rantzow Trustee                   Chairman of the Board of First Funds             2           Trustee, Clough
(Age 68)           Since 2006,               (from 1992 to July 2006).                                    Global
                   Term expires 2007                                                                      Allocation
                                                                                                          Fund (since
                                                                                                          2004),
                                                                                                          Clough Global


                                       16

                                                                                         NUMBER OF
                        POSITION WITH                                                    PORTFOLIOS
                         EQUITY FUND,                                                     IN FUND
                           TERM OF                                                        COMPLEX
                          OFFICE AND                                                     OVERSEEN               OTHER
NAME AND                  LENGTH OF               PRINCIPAL OCCUPATION(S)                   BY              DIRECTORSHIPS
ADDRESS*                   SERVICE                DURING PAST FIVE YEARS                  TRUSTEE                HELD
----------------   --------------------      ------------------------------------      ------------       -------------------
                                                                                                          Equity Fund
                                                                                                          (since
                                                                                                          2005) and Clough
                                                                                                          Global
                                                                                                          Opportunities
                                                                                                          Fund
                                                                                                          (since 2006);
                                                                                                          Director,
                                                                                                          Liberty
                                                                                                          All-Star Growth
                                                                                                          Fund (since
                                                                                                          2006).

-----------------

* The address for all Trustees and Officers is: c/o ALPS Advisers, Inc., 1290 Broadway, Suite 1100; Denver, CO 80203.

INTERESTED TRUSTEES
-------------------

                                                                                         NUMBER OF
                        POSITION WITH                                                    PORTFOLIOS
                         EQUITY FUND,                                                     IN FUND
                           TERM OF                                                        COMPLEX
                          OFFICE AND                                                     OVERSEEN               OTHER
NAME AND                  LENGTH OF               PRINCIPAL OCCUPATION(S)                   BY              DIRECTORSHIPS
ADDRESS*                   SERVICE                DURING PAST FIVE YEARS                  TRUSTEE                HELD
----------------   --------------------      ------------------------------------      ------------       -------------------

Edmund J. Burke           Trustee            President and a Director of ALPS                 2           President, Financial
(Age 45)**               Since 2006,         (since 2005), President and a                                Investors Trust
                      Term expires 2009      Director of ALPS Advisers (since                             (since 2001);
                                             2001), President and a Director of                           President, Reaves
                                             ALPS Financial Services, Inc. (1991-                         Utility Income Fund
                                             2005).                                                       (since 2004);
                                                                                                          President, Financial
                                                                                                          Investors Variable
                                                                                                          Trust (since 2006);
                                                                                                          Trustee and
                                                                                                          President, Clough
                                                                                                          Global Allocation
                                                                                                          Fund (Trustee since
                                                                                                          2006, President
                                                                                                          since 2004); Trustee
                                                                                                          and President,
                                                                                                          Clough Global
                                                                                                          Equity Fund
                                                                                                          (Trustee since 2006,
                                                                                                          President since
                                                                                                          2005); Trustee and
                                                                                                          President Clough
                                                                                                          Global
                                                                                                          Opportunities Fund
                                                                                                          (since 2006);
                                                                                                          Director, Liberty
                                                                                                          All-Star Growth
                                                                                                          Fund (since 2006);
                                                                                                          President and
                                                                                                          Trustee, Stone
                                                                                                          Harbor Local
                                                                                                          Markets Income
                                                                                                          Fund (since 2007).

OFFICERS
--------

                                                                YEAR FIRST
                                                                 ELECTED
                                                                    OR
NAME AND                     POSITION WITH LIBERTY              APPOINTED                  PRINCIPAL OCCUPATION(S)
ADDRESS*                     ALL-STAR EQUITY FUND               TO OFFICE                  DURING PAST FIVE YEARS
-----------------       ---------------------------------    -----------------   ----------------------------------------
William R.               President and Chief Executive          1999              Chief Investment Officer, ALPS Advisers,
Parmentier,              Officer                                                  Inc. (since 2006); President and Chief
Jr. (Age 55)                                                                      Executive Officer of the Liberty All-Star
                                                                                  Funds (since April 1999); Senior Vice
                                                                                  President (2005-2006), Banc of America
                                                                                  Investment Advisors, Inc.

Mark T. Haley, CFA       Senior Vice President                  1999              Senior Vice President of the Liberty All-
(Age 42)                                                                          Star Funds (since January 1999). Vice
                                                                                  President, ALPS Advisers, Inc. (since
                                                                                  2006); Vice President, Banc of America
                                                                                  Investment Advisors (1999-2006).

Edmund J. Burke          Vice President                         2006              President and a Director of ALPS (since
(Age 45)                                                                          2005), President and a Director of ALPS
                                                                                  Advisers (since 2001), President and a
                                                                                  Director of ALPS Financial Services, Inc.
                                                                                  (1991-2005). See above for other
                                                                                  Directorships held.

--------------------

* The address for all Trustees and Officers is: c/o ALPS Advisers, Inc., 1290 Broadway, Suite 1100; Denver, CO 80203.

** Mr. Burke is an "interested person" of All-Star as defined in the Investment
   Company Act, because he is an officer of ALPS and ALPS Advisers.


                                                                YEAR FIRST
                                                                 ELECTED
                                                                    OR
NAME AND                     POSITION WITH LIBERTY              APPOINTED                  PRINCIPAL OCCUPATION(S)
ADDRESS*                     ALL-STAR EQUITY FUND               TO OFFICE                  DURING PAST FIVE YEARS
-----------------       ---------------------------------    -----------------   ----------------------------------------

Jeremy O. May            Treasurer                               2006             Mr. May is Managing Director of ALPS.
(Age 36)                                                                          Mr. May joined ALPS in 1995. Because of
                                                                                  his position with ALPS, Mr. May is deemed
                                                                                  an affiliate of All-Star as defined under the
                                                                                  1940 Act. Mr. May is currently the
                                                                                  Treasurer of Liberty All-Star Growth Fund,
                                                                                  Inc., Reaves Utility Income Fund, Clough
                                                                                  Global Equity Fund, Clough Global
                                                                                  Allocation Fund, Clough Global
                                                                                  Opportunities Fund, Financial Investors
                                                                                  Trust, and Financial Investors Variable
                                                                                  Insurance Trust. Mr. May is also on the
                                                                                  Board of Directors, and is Chairman of the
                                                                                  Audit Committee, of the University of
                                                                                  Colorado Foundation.

Kimberly R. Storms       Assistant Treasurer                     2006             Ms. Storms is Director of Fund


                                                                YEAR FIRST
                                                                 ELECTED
                                                                    OR
NAME AND                     POSITION WITH LIBERTY              APPOINTED                  PRINCIPAL OCCUPATION(S)
ADDRESS*                     ALL-STAR EQUITY FUND               TO OFFICE                  DURING PAST FIVE YEARS
-----------------       ---------------------------------    -----------------   ----------------------------------------
(Age 34)                                                                          Administration and Vice- President of
                                                                                  ALPS.  Ms. Storms joined ALPS in 1998 as
                                                                                  Assistant Controller.  Because of her
                                                                                  position with ALPS, Ms. Storms is deemed
                                                                                  an affiliate of All-Star as defined under the
                                                                                  1940 Act.  Ms. Storms is also Assistant
                                                                                  Treasurer of the Clough Global Equity
                                                                                  Fund, Clough Global Allocation Fund,
                                                                                  Clough Global Opportunities Fund, Liberty
                                                                                  All-Star Growth Fund, Inc., Reaves Utility
                                                                                  Income Fund and Financial Investors Trust
                                                                                  and Assistant Secretary of Ameristock
                                                                                  Mutual Fund, Inc.

Bradley J. Swenson       Chief Compliance Officer                2006             Chief Compliance Officer ("CCO"), ALPS
(Age 34)                                                                          Fund Services, Inc. and ALPS Distributors,
                                                                                  Inc., since 2004; CCO ALPS Advisers, Inc.
                                                                                  since 2006; Mr. Swenson currently acts in
                                                                                  the capacity of Fund CCO for Financial
                                                                                  Investors Variable Insurance Trust, Liberty
                                                                                  All-Star Growth Fund, Inc., the SPDR
                                                                                  Trust, MidCap SPDR Trust, DIAMONDS
                                                                                  Trust, NASDAQ-100 Trust, BLDRS Index
                                                                                  Funds Trust, WisdomTree Funds Trust, and
                                                                                  Healthshares, Inc.; Senior Audit Manager,
                                                                                  Janus Capital Group, Inc.; Senior Internal
                                                                                  Auditor, Oppenheimer Funds, Inc.

Tane T. Tyler            Secretary                               2006             Assistant Secretary, ALPS Funds Services,
(Age 41)                                                                          Inc. and ALPS Distributors, Inc., since
                                                                                  September 2004; Secretary, ALPS
                                                                                  Holdings, Inc., since August 2005; Assistant
                                                                                  Secretary, ALPS Advisers, Inc., since
                                                                                  August 2006; Secretary, Liberty All-Star
                                                                                  Equity Fund and Liberty All-Star Growth
                                                                                  Fund, Inc., since December 2006; Secretary,
                                                                                  Reaves Utility Income Fund, December
                                                                                  2004 to May 2007; Secretary, Westcore
                                                                                  Funds, February 2005 to May 2007;
                                                                                  Secretary, First Fund, from November 2004
                                                                                  to January 2007; Secretary, Financial
                                                                                  Investors Variable Insurance Trust, from
                                                                                  December 2004 - December 2006; Vice
                                                                                  President and Associate Counsel,
                                                                                  Oppenheimer Funds, from January 2004 to
                                                                                  August 2004; Vice President and Assistant
                                                                                  General Counsel, INVESCO Funds, from
                                                                                  September 1991 to December 2003.

------------------

* The address for all Trustees and Officers is: c/o ALPS Advisers, Inc., 1290 Broadway, Suite 1100; Denver, CO 80203.

ROLE OF THE BOARD OF TRUSTEES
-----------------------------

      The Board of Trustees is responsible for the overall management and supervision of All-Star's affairs and for protecting the interests of the shareholders. The Board of Trustees meets periodically throughout the year to oversee All-Star's activities, review contractual arrangements with service providers for All-Star and review All-Star's performance.

AUDIT COMMITTEE
---------------

      Messrs. Benning, Brock, Gaspari, Lowry, Neuhauser and Rantzow (Committee Chairman) are members of the Audit Committee of All-Star. All-Star's Audit Committee is comprised only of members who are "Independent Trustees" (as defined in the New York Stock Exchange (NYSE) Listing Standards for trustees/directors of closed-end investment companies) of All-Star and who are also not "interested persons" (as defined in the Investment Company Act) of All-Star. The Board of Trustees has determined, in accordance with NYSE Listing Standards, that each member of the Audit Committee is financially literate and that one of its members has prior accounting experience or related financial management expertise.

      The Audit Committee has adopted a written Audit Committee charter that sets forth the Audit Committee's structure, duties and powers, and methods of operation. The principal functions of the Audit Committee are to assist the Board of Trustee's oversight of: (1) the integrity of All-Star's financial statements, (2) All-Star's compliance with legal and regulatory requirements,
(3) the qualifications and independence of the independent registered public accounting firm (also referred to herein as the independent accountants), (4) the performance of AAI's internal audit function, and (5) the performance of the independent accountants. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent accountants (including the resolution of disagreements between management and the independent accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other review or attest services for All-Star.

SHARE OWNERSHIP
---------------

      The following table shows the dollar range of equity securities beneficially owned by each Trustee in All-Star as of December 31, 2006 (i) in All-Star, and (ii) in all funds overseen by the Trustee in the Fund Complex.



                                                                        Equity Securities Owned in
                                       Aggregate Dollar Range of          All Funds Overseen by
    Dollar Range of Equity               Securities Owned in the        Trustee/Director in Fund
    Name of Trustee/Director                    All-Star                         Complex
----------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES/DIRECTORS
John A. Benning                          Over $100,000                  Over $100,000
Thomas W. Brock                          Over $100,000                  Over $100,000
George R. Gaspari                        None                           None



Richard W. Lowry                         Over $100,000                  Over $100,000
John J. Neuhauser                        $1 - $10,000                   $1 - $10,000
Richard C. Rantzow                       None                           None
INTERESTED TRUSTEE/DIRECTOR
Edmund J. Burke                          None                           None


      During the past five calendar years, Mr. Lowry has had a material interest in a trust (approximately $4,511,797 as of December 31, 2006) which owns units of a limited partnership whose investments are managed by M.A. Weatherbie & Co., Inc., a portfolio manager of the Liberty All-Star Growth Fund, and whose general partner is Weatherbie Limited Partnership. Mr. Benning also has had a material interest in that trust (approximately $1,373,570 as of December 31, 2006).

      During the most recent fiscal year-end, Mr. Burke purchased shares of ALPS Holdings, Inc., the parent company of AAI, totaling 1.85% of the outstanding preferred shares of ALPS Holdings, Inc.

      As of December 31, 2006, no disinterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of AAI, a Portfolio Manager or any person controlling, controlled by or under common control with AAI or a Portfolio Manager.

      During the calendar years ended December 31, 2006 and December 31, 2005, no disinterested Trustee (or their immediate family members) had any direct or indirect interest in AAI, a Portfolio Manager or any person controlling, controlled by or under common control with AAI or a Portfolio Manager.

      During the calendar years ended December 31, 2006 and December 31, 2005, no disinterested Trustee (or their immediate family members) had any direct or indirect material interest in any transaction or series of similar transactions with (i) All-Star; (ii) another fund managed by AAI, a Portfolio Manager or a person controlling, controlled by or under common control with AAI or a Portfolio Manager; (iii) AAI or a Portfolio Manager; (iv) any person controlling, controlled by or under common control with AAI or a Portfolio Manager; or (v) an officer of any of the above.

      During the calendar years ended December 31, 2006 and December 31, 2005, no disinterested Trustee (or their immediate family members) had any direct or indirect relationship with (i) All-Star; (ii) another fund managed by AAI, a

Portfolio Manager or a person controlling, controlled by or under common control with AAI or a Portfolio Manager; (iii) AAI or a Portfolio Manager; (iv) a person controlling, controlled by or under common control with AAI or a Portfolio Manager; or (v) an officer of any of the above.

      During the calendar years ended December 31, 2006 and December 31, 2005, no officer of AAI, a Portfolio Manager or any person controlling, controlled by or under common control with AAI or a Portfolio Manager served on the board of directors of a company where a disinterested Trustee of All-Star or any of their immediate family members served as an officer.

APPROVING THE INVESTMENT ADVISORY CONTRACTS
-------------------------------------------

      A discussion of the factors considered by the Board of Trustees in approving the current Fund Management Agreement and Portfolio Management Agreements may be found in All-Star's annual shareholder report for the year ended December 31, 2006.

GENERAL
-------

      The Board of Trustees is divided into three classes, each of which serves for three years. The term of office of one of the classes expires at the final adjournment of the annual meeting of shareholders (or special meeting in lieu thereof) each year or such later date as his successor shall have been elected and shall have qualified. All-Star holds annual meetings of shareholders to vote on, among other things, the election or re-election of the Trustees whose terms are expiring with that meeting. Unless each is elected at that meeting, the term of office of Mssrs. Lowry, Neuhauser and Rantzow will expire upon the final adjournment of the 2007 annual meeting; the term of office of Messrs. Brock and Gaspari will expire upon final adjournment of the annual meeting for the year 2008 and the term of office of Mssrs. Benning and Burke will expire upon the final adjournment of the 2009 annual meeting. All-Star's Trustees are also Directors of Liberty All-Star Growth Fund, Inc., another closed-end multi-managed fund managed by AAI.

TRUSTEE COMPENSATION
--------------------

      The following table shows, for the year ended December 31, 2006, the compensation received from All-Star by each Trustee, and the aggregate compensation paid to each Trustee for service on the Boards of funds within the Fund Complex. All-Star has no bonus, profit sharing or retirement plans.

COMPENSATION TABLE
------------------

                           Aggregate Compensation      Total Compensation from
                               from All-Star           the Fund Complex(1)(2)
-------------------------------------------------------------------------------
 DISINTERESTED TRUSTEES
 John A. Benning           $33,902.96                  $44,500.00
 Thomas W. Brock(2)        $29,709.33                  $39,000.00
 George R. Gaspari         None                        None
 Richard W. Lowry(2)       $45,335.40                  $59,500.00
 John J. Neuhauser(2)      $37,713.79                  $49,500.00

 Richard C. Rantzow        None                        None
 INTERESTED TRUSTEE
 William E. Mayer(2)(3)    $10,296.90                  $13,500.00
 Edmund J. Burke           None                        None

(1) Prior to December 2006, in addition to receiving compensation for their services as Trustees of the Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. ("Funds"), Messrs. Lowry, Neuhauser and Mayer received compensation for service as Trustees of the Columbia Funds group of funds, and Mr. Brock received compensation for service as Director/Manager of the Registered Hedge Funds as defined below. As of December 18, 2006, the Fund became part of the ALPS Advisers, Inc., fund complex ("Fund Complex"). At this time, the Funds are the only two funds in the Fund Complex.

(2) At December 31, 2006, Messrs. Lowry, Mayer and Neuhauser also served as trustees of 78 open-end and 7 closed-end management investment company portfolios within the Columbia Funds group of funds. As of December 31, 2006, Mr. Brock also served as manager or director of BACAP Alternative Multi-Strategy Fund, LLC and Columbia Management Multi-Strategy Hedge Fund, LLC (the "Registered Hedge Funds").

(3)   Mr. Mayer resigned from the Boards effective April 2006.

PORTFOLIO MANAGERS
------------------

CHASE INVESTMENT COUNSEL CORPORATION ("CHASE")

      MANAGEMENT. The portion of All-Star allocated to Chase is managed by a team of investment professionals directed by David B. Scott, Chief Investment Officer and including Derwood S. Chase, Jr., President, Brian J. Lazorishak, Vice President, Peter W. Tuz, Vice President, and Peter C. Wood, Vice President. All Chase accounts are managed on a team basis by this team.

DERWOOD S. CHASE, JR., CIC
PRESIDENT, FOUNDER AND DIRECTOR

      Mr. Chase earned a BS with Distinction from the University of Virginia in 1952 and a MBA from Harvard University in 1954. His speeches, articles and comments on investing and economic policy have been quoted in Barron's, Business Week, The Wall Street Journal, Pensions & Investments, Kiplinger's Personal Finance, The New York Times, and Value Line Mutual Fund Survey. He has appeared on CNBC, The Nightly Business Report (PBS) and Bloomberg. Derwood is a Chartered Investment Counselor, a member of the Analysts Club (N.Y.C.), the New York and Richmond Societies of Financial Analysts, a former Governor of the Investment Counsel Association of America, a member of the Mont Pelerin Society, President of the Chase Foundation of Virginia, and a trustee of the Reason Foundation.

DAVID B. SCOTT, CFA, CIC
SENIOR VICE PRESIDENT AND DIRECTOR
CHIEF INVESTMENT OFFICER

      Mr. Scott earned his BA in 1977 and a MBA with Honors in 1980 from the College of William and Mary. Before joining us in 1994, he had 15 years of experience as an analyst and portfolio manager. He is a CFA charter holder and a member of The Richmond Society of Financial Analysts. He has been quoted in Barron's, Business Week, Kiplinger's Personal Finance, The New York Times, and Value Line Mutual Fund Survey. He has been a guest speaker on CNBC.

BRIAN J. LAZORISHAK, CFA, CIC, CIPM, CMT
VICE PRESIDENT
PORTFOLIO MANAGER & QUANTITATIVE ANALYST

      Mr. Lazorishak earned a BS in Psychology and Business Cum Laude from the University of Pittsburgh in 1994. Brian joined us in 1997. He serves as a portfolio manager and concentrates on quantitative and technical research. Brian is a CFA charter holder, a CIPM certificate holder and a Chartered Market Technician. He is a member of the Richmond Society of Financial Analysts.

PETER W. TUZ, CFA
VICE PRESIDENT
SENIOR SECURITY ANALYST & PORTFOLIO MANAGER

      Mr. Tuz earned his BA from Ripon College in 1976, a MA from the University of Missouri in 1979, and a MBA from Tulane University in 1984. Peter is a CFA charter holder. Before joining us in 1997 he had 10 years experience as a senior analyst and officer with two NYSE member firms. He is a member of the Richmond & Washington Societies of Financial Analysts.

PETER C. WOOD, CFA
VICE PRESIDENT
SENIOR SECURITY ANALYST & PORTFOLIO MANAGER

      Mr. Wood earned his BA from Duke University in 1979 and a MBA from Indiana University in 1985. Peter is a CFA charter holder. Before joining us in 1997 he had 10 years experience as a senior security analyst concentrating in technology. He is a member of the New York and Richmond Societies of Financial Analysts.

      OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by the team of investment professionals listed above as of December 31, 2006:



                                                               NUMBER OF
                                                                ACCOUNTS
                                                              MANAGED FOR
                                                             WHICH ADVISORY      ASSETS MANAGED FOR
                          NUMBER OF                              FEE IS          WHICH ADVISORY FEE
                          ACCOUNTS          TOTAL ASSETS      PERFORMANCE-        IS PERFORMANCE-
    TYPE OF ACCOUNT        MANAGED            MANAGED            BASED                 BASED
----------------------   -------------   -----------------  -----------------    -------------------

Registered Investment          2            $618 million           0                    N/A
Companies

Other pooled investment        0                 0                 0                    N/A
vehicles

Other accounts                226          $5,854 million          0                    N/A


      COMPENSATION STRUCTURE. In addition to competitive salary (including 401K and profit-sharing), all investment professionals are equity shareholders of the firm and participate in the overall success of the firm through distributions from the corporation. Distributions are directly related to the individual's percentage ownership of the corporation. No portion of the fixed base salary of the portfolio managers is tied to the management or the performance of the Fund or to the performance of the Advisor's separately managed accounts. The portfolio managers as equity owners of the Advisor do not receive a salary bonus. As the firm is a subchapter S corporation, all net earnings are distributed to the portfolio managers and the firm's other equity owners. Mr. Chase also receives a portion of the consulting fees received by the firm for work he performs on alternative oil and gas investments.

      OWNERSHIP BY PORTFOLIO MANAGERS. None of the individuals responsible for the day-to-day management of All-Star own any shares of All-Star.

MATRIX ASSET ADVISORS, INC. ("MATRIX")
--------------------------------------

      MANAGEMENT. The portion of All-Star allocated to Matrix is managed by David A. Katz, Head of the Investment Policy Committee. Mr. Katz, CFA, graduated summa cum laude from Union College with a Bachelor of Arts degree in Economics. He received a Master of Business Administration degree, with a concentration in Finance, from New York University Graduate School of Business in 1987, graduating with distinction. His numerous works on Value Investing have earned him various awards and distinctions at the undergraduate and graduate levels. Mr. Katz is a Chartered Financial Analyst. After initially working at Management Asset Corporation (Westport, CT), Mr. Katz co-founded Value Matrix Management with John M. Gates in 1986. He served as the firm's Senior Vice President and Chief Investment Officer and was Head of the Investment Policy Committee. In 1990 he merged the Value Matrix Management organization into Matrix Asset Advisors. Mr. Katz is the firm's President and Chief Investment Officer, chairs the Investment Policy Committee and is a Portfolio Manager/Analyst.

      OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by Mr. Katz as of December 31, 2006:



                                                               NUMBER OF
                                                                ACCOUNTS
                                                              MANAGED FOR
                                                             WHICH ADVISORY      ASSETS MANAGED FOR
                          NUMBER OF                              FEE IS          WHICH ADVISORY FEE
                          ACCOUNTS          TOTAL ASSETS      PERFORMANCE-        IS PERFORMANCE-
    TYPE OF ACCOUNT        MANAGED            MANAGED            BASED                 BASED
----------------------   -------------   -----------------  -----------------    -------------------
DAVID A. KATZ

Registered Investment       4                $586 million         0                      N/A
Companies

Other pooled investment     1                $10 million          1                  $10 million
vehicles

Other accounts             445               $812 million         4                  $6 million


      COMPENSATION STRUCTURE. Matrix Portfolio Managers, including Mr. Katz, are paid competitively with meaningful potential bonuses based on individual performance and firm success. Base salary is approximately 50-75% of total compensation, with bonus, equity and profit sharing participation. Discretionary bonus is based on overall performance of the firm, and not performance of any particular account. Portfolio Managers are incented through competitive compensation and benefits, as well as high degrees of responsibility, input and autonomy. The firm has created a "stakeholder" program and profit sharing plan, in which key personnel are granted participation in the profitability of the firm in a parallel fashion as the owners of the firm.

      Such participation is contingent on continued employment. In addition, the firm has offered equity ownership to retain key investment professionals.

      OWNERSHIP BY PORTFOLIO MANAGERS. Mr. Katz does not own any shares of All-Star.

PZENA INVESTMENT MANAGEMENT, LLC ("PZENA")
------------------------------------------

      MANAGEMENT. The portion of All-Star allocated to Pzena is managed by a team of portfolio managers. Individual portfolio managers on the team do not have any latitude to make independent portfolio decisions. All decisions require unanimous consent of a three-person portfolio management team. For the Fund, Rich Pzena, John Goetz, and Tony DeSpirito have joint decision-making responsibility and "veto authority" over any decision.

      Richard S. Pzena - Mr. Pzena is the Founder, Managing Principal, Chief Executive Officer and Co-Chief Investment Officer of the firm. Prior to forming Pzena Investment Management in 1995, Mr. Pzena was the Director of U.S. Equity Investments and Chief Research Officer for Sanford C. Bernstein & Company. He joined Bernstein in 1986 as an oil industry analyst and was named to the Institutional Investor All America Research Team from 1988-1990. During 1990 and 1991, Mr. Pzena served as Chief Investment Officer, Small Cap Equities, and assumed his broader domestic equity role in 1991. Prior to joining Bernstein, Mr. Pzena worked for the Amoco Corporation in various financial and planning roles. He earned a B.S. summa cum laude and an M.B.A. from the Wharton School of the University of Pennsylvania in 1979 and 1980 respectively.

      John P. Goetz - Mr. Goetz is a Managing Principal and Co-Chief Investment Officer at the firm. Prior to joining Pzena Investment Management in 1996, Mr. Goetz held a range of key positions at Amoco Corporation for over 14 years, most recently as the Global Business Manager for Amoco's $1 billion polypropylene business where he had bottom line responsibility for operations and development worldwide. Prior positions included strategic planning, joint venture investments and project financing in various oil and chemical businesses. Prior to joining Amoco, Mr. Goetz had been employed by The Northern Trust Company and Bank of America. He earned a B.A. summa cum laude in Mathematics and Economics from Wheaton College in 1979 and an M.B.A. from the Kellogg School at Northwestern University in 1982.

      Antonio DeSpirito, III - Mr. DeSpirito is a Principal and Portfolio Manager of Large Cap Value. Previously, Mr. Despirito was one of the Portfolio Managers of Pzena Investment Management's Small Cap Value service. Prior to joining Pzena Investment Management in 1996, Mr. DeSpirito was an Associate in the Corporate Department at the Boston based law firm of Ropes & Gray. At Ropes & Gray, he advised clients in the direct television, financial services, fitness, packaging films, retail, software, and wire and cable industries. Mr. DeSpirito earned a B.S. summa cum laude from the Wharton School of the University of Pennsylvania in 1990 and a J.D. magna cum laude from Harvard Law School in 1993.

      OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by Messrs. Pzena, Goetz and DeSpiritio, as of December 31, 2006.



                                                                       NUMBER OF
                                                                        ACCOUNTS
                                                                      MANAGED FOR
                                                                     WHICH ADVISORY            ASSETS MANAGED FOR
                               NUMBER OF                                 FEE IS                WHICH ADVISORY FEE
                               ACCOUNTS          TOTAL ASSETS         PERFORMANCE-              IS PERFORMANCE-
    TYPE OF ACCOUNT             MANAGED            MANAGED               BASED                       BASED
----------------------        -------------   -----------------     -----------------          -------------------

RICHARD S. PZENA

Registered Investment           9                 $9,641 million          0                              N/A
Companies

Other pooled investment        109                $3,314 million          1                          $12 million
vehicles

Other accounts                 440                $12,802 million         12                        $1,961 million


JOHN GOETZ

Registered Investment          11                 $9,696 million          0                              N/A
Companies

Other pooled investment        119                $4,400 million          1                          $12 million
vehicles

Other accounts                 441                $12,935 million         12                        $1,961 million


ANTONIO DESPIRITO, III

Registered Investment           7                 $9,529 million          0                              N/A
Companies

Other pooled investment        45                 $2,590 million          0                              N/A
vehicles

Other accounts                 135                $5,626 million          8                         $1,088 million


      COMPENSATION STRUCTURE. Pzena portfolio managers, including Messrs Pzena, Goetz and DeSpirito, and other investment professionals at Pzena are compensated through a combination of a fixed base salary, performance bonus and equity ownership, if appropriate due to superior personal performance. Pzena avoids a compensation model that is driven by individual security performance, as it believes this can lead to short-term thinking which is contrary to the firm's value investment philosophy. Pzena considers both quantitative and qualitative factors when determining performance bonuses; however, performance bonuses are not based directly on the performance of the Fund or other clients. For investment professionals, Pzena examines such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability, and ability to successfully interact with company management. However, Pzena always looks at the person as a whole and the contributions that he/she has made and is likely to make in the future. Pzena annually evaluates employees' eligibility for performance bonus compensation.

      OWNERSHIP BY PORTFOLIO MANAGERS. None of the individuals at the firm responsible for the day-to-day management of All-Star owns any shares of the Fund.

SCHNEIDER CAPITAL MANAGEMENT CORPORATION ("SCHNEIDER")
------------------------------------------------------

      MANAGEMENT: The portion of All-Star allocated to Schneider is managed by Arnold C. Schneider III, CFA. Mr. Schneider serves as President and Chief Investment Officer and manages the portion of All-Star allocated to Schneider. Prior to founding Schneider, Mr. Schneider was a Senior Vice President and Partner of the Wellington Management Company. He has earned the right to use the CFA Institute Chartered Financial Analyst designation. Mr. Schneider received a B.S. in Finance from the McIntire School of Commerce of the University of Virginia.

      OTHER ACCOUNTS. The table below provides information about the other accounts managed by Mr. Schneider as of December 31, 2006:


                                                                       NUMBER OF
                                                                        ACCOUNTS
                                                                      MANAGED FOR
                                                                     WHICH ADVISORY            ASSETS MANAGED FOR
                               NUMBER OF                                 FEE IS                WHICH ADVISORY FEE
                               ACCOUNTS          TOTAL ASSETS         PERFORMANCE-              IS PERFORMANCE-
    TYPE OF ACCOUNT             MANAGED            MANAGED               BASED                       BASED
----------------------        -------------   -----------------     -----------------          -------------------

ARNOLD C. SCHNEIDER III

Registered Investment             7             $1.222 million            0                         N/A
Companies

Other pooled investment           6              $901 million             0                         N/A
vehicles

Other accounts                   40             $3,320 million            0                         N/A



      COMPENSATION STRUCTURE. Mr. Schneider's compensation consists of a fixed base salary and a bonus. A portion of his bonus may be deferred. Generally, his salary is fixed at the beginning of each year; his bonus and any deferred compensation are discretionary and based on the overall profitability of the firm.

      OWNERSHIP BY PORTFOLIO MANAGER. Mr. Schneider does not own any shares of All-Star.

TCW INVESTMENT MANAGEMENT COMPANY ("TCW")
-----------------------------------------

      MANAGEMENT. The portion of All-Star allocated to TCW is managed by Craig
C. Blum and Stephen A. Burlingame.

      Craig C. Blum, CFA, Portfolio Manager, Managing Director US Equities - Mr. Blum is Co-Portfolio Manager of the Concentrated Core and Select Equities investment strategies. He joined TCW in 1999 as part of a program designed to fast-track high potential individuals, providing them with in-depth knowledge of the firm's various investment groups. After gaining experience in the High Yield and Mortgage-Backed Securities Groups, in 2000 Mr. Blum joined the US Equity Research Group as an Analyst covering data networking, communications equipment, and enterprise hardware and software companies. In 2002, Mr. Blum became a member of the Concentrated Core / Select Equities Group, and in 2004 he was promoted to Co-Portfolio Manager. Prior to joining TCW, Mr. Blum focused on commercial mortgage-backed securities cash flow modeling and deal structuring as a Senior Analyst with FMAC Capital Markets. Prior to that, he worked in institutional sales and mortgage-backed securities analysis at PaineWebber. Mr. Blum began his investment career in 1994 at Merrill Lynch where he developed a financial advisory business focused on high net worth and corporate clients. He has more than 10 years experience in the investment management industry. Mr. Blum received his Bachelor of Science in Applied Mathematics and Computer Science from the University of California at Los Angeles (UCLA) in 1993, and his MBA in Finance from the UCLA Anderson Graduate School of Management in 1999. Mr. Blum is a CFA charterholder.

      Stephen A. Burlingame, Portfolio Manager, Managing Director, US Equities - Mr. Burlingame is Co-Portfolio Manager of the Concentrated Core and Select Equities investment strategies at TCW. Previously, Mr. Burlingame was a member of the Concentrated Core/ Select Equities team, having joined TCW in 2000 as a health care analyst in the US Equity Research group. Prior to joining TCW, Mr. Burlingame was an analyst with Brandywine Asset Management from 1999 to 2000. Between 1996 and 1999, Mr. Burlingame completed internships at two different asset management firms. Mr. Burlingame graduated cum laude from Claremont McKenna College in 1999 with a Bachelor of Arts degree in Economics and a minor in Spanish.

      OTHER ACCOUNTS. The table below provides information about the other accounts managed by Messrs. Blum and Burlingame as of December 31, 2006:


                                                                       NUMBER OF
                                                                        ACCOUNTS
                                                                      MANAGED FOR
                                                                     WHICH ADVISORY            ASSETS MANAGED FOR
                               NUMBER OF                                 FEE IS                WHICH ADVISORY FEE
                               ACCOUNTS          TOTAL ASSETS         PERFORMANCE-              IS PERFORMANCE-
    TYPE OF ACCOUNT             MANAGED            MANAGED               BASED                       BASED
----------------------        -------------   -----------------     -----------------          -------------------
CRAIG C. BLUM

Registered Investment            9                 $4,639.4 million          0                       N/A
Companies



                                       29



Other pooled investment          5                 $1,871.2 million          1                        $601.4 million
vehicles

Other accounts                  137                $10,399.6 million         6                       $1,349.2 million


STEPHEN A. BURLINGAME

Registered Investment            9                 $4,639.4 million          0                             N/A
Companies

Other pooled investment          5                 $1,871.2 million          1                        $601.4 million
vehicles

Other accounts                  137                $10,399.6 million         6                       $1,349.2 million


      COMPENSATION STRUCTURE. The overall objective of the compensation program for portfolio managers is for TCW Investment Management Company (the "Advisor") to attract what it considers competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contribution to the success of their clients and the Advisor and its affiliates within The TCW Group (collectively, "TCW"). Portfolio managers are compensated through a combination of base salary, profit sharing based compensation ("profit sharing"), bonus and equity incentive participation in the Advisor's immediate parent, The TCW Group, Inc. and/or ultimate parent, Societe Generale ("equity incentives"). Profit sharing and equity incentives generally represent most of the portfolio managers' compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

SALARY. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of the portfolio manager's compensation.

PROFIT SHARING. Profit sharing is linked quantitatively to a fixed percentage of income relating to accounts in the investment strategy area for which the portfolio managers are responsible and is paid quarterly. Profit sharing may be determined on a gross basis, without the deduction of expenses; in most cases, revenues are allocated to a pool and profit sharing compensation is paid out after the deduction of group expenses. The profit sharing percentage used to compensate a portfolio manager for management of the Fund is generally the same as that used to compensate them for all other client accounts they manage in the same strategy for TCW, with limited exceptions involving grandfathered accounts (accounts that become clients of TCW before or after a specified date or former clients of a manager that joined TCW from another firm), firm capital of TCW or accounts sourced through a distinct distribution channel. Income included in a profit sharing pool will relate to the products managed by the portfolio manager. In some cases, the pool includes revenues related to more than one equity or fixed income product where the portfolio managers work together as a team, in which case each participant in the pool is entitled to profit sharing derived from all the included products. In certain cases, a portfolio manager may also participate in a profit sharing pool that includes revenues from products besides the strategies offered in the TCW Funds, including alternative investment products (as described below); the portfolio manger would be entitled to participate in such pool where he or she supervises, is involved in the management of, or is associated with a group, other members of which manage, such products. Profit sharing arrangements are generally the result of agreement between the portfolio manager and TCW, although in some cases they may be discretionary based on supervisor allocation.

In some cases, the profit sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Fund managed by the portfolio manager as disclosed in the prospectus, except in the case of the Growth Insights Fund where profit sharing of managers is tied to the full menu of TCW-managed equity products that outperform their associated benchmarks. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including All-Star. In the case of the Equities and Focused Equities Funds, which have two benchmarks, the Russell 1000 Value is used.

Certain accounts of TCW (but not All-Star) have a performance (or incentive) fee in addition to or in lieu of an asset-based fee. For these accounts, the profit sharing pool from which the portfolio managers' profit sharing compensation is paid will include the performance fees. For investment strategies investing in marketable securities such as those employed in All-Star, the performance fee normally consists of an increased asset-based fee, the increased percentage of which is tied to the performance of the account relative to a benchmark (usually the benchmark associated with the strategy). In these marketable securities strategies, the profit sharing percentage applied relative to performance fees is generally the same as it is for the asset-based fees chargeable to the Fund. In the case of alternative investment strategies and TCW's "alpha" strategies," performance fees are based on the account achieving net gains over a specified rate of return to the account or to a class of securities in the account. Profit sharing for alternative investment strategies may also include structuring or transaction fees. "Alpha strategies" are those in which the strategy seeks to provide incremental risk-adjusted return relative to a LIBOR rate of return through alpha and beta isolation techniques, that include the use of options, forwards and derivative instruments. "Alternative investment strategies" include
(a) mezzanine or other forms of privately placed financing, distressed investing, private equity, project finance, real estate investments, leveraged strategies (including short sales) and other similar strategies not employed by All-Star or (b) strategies employed by the Funds that are offered in structured vehicles, such as collateralized loan obligations or collateralized debt obligations or in private funds (sometimes referred to as hedge funds). In the case of certain alternative investment products in which a portfolio manager may be entitled to profit sharing compensation, the profit sharing percentage for performance fees may be lower or higher than the percentage applicable to the asset-based fees.

DISCRETIONARY BONUS/GUARANTEED MINIMUMS. In general, portfolio managers do not receive discretionary bonuses. However, in some cases where portfolio managers do not receive profit sharing or where the company has determined the combination of salary and profit sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by TCW. Also, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory bonus if the sum of their salary and profit sharing does not meet certain minimum thresholds.

EQUITY INCENTIVES. All portfolio managers participate in equity incentives based on overall firm performance of TCW and its affiliates, through stock ownership or participation in stock option or stock appreciation plans of TCW and/or Societe Generale. The TCW 2001 and 2005 TCW Stock Option Plans provide eligible portfolio managers the opportunity to participate in an effective economic interest in TCW, the value of which is tied to TCW's annual financial performance as a whole. Participation is generally determined in the discretion of TCW, taking into account factors relevant to the portfolio manager's contribution to the success of TCW. Portfolio managers participating in the TCW 2001 or 2005 TCW Stock Option Plan will also generally participate in Societe Generale's Stock Option Plan which grants options on its common stock, the value of which may be realized after certain vesting requirements are met. Some portfolio managers are direct stockholders of TCW and/or Societe Generale, as well.

OTHER PLANS AND COMPENSATION VEHICLES. Portfolio managers may also participate in a deferred compensation plan that is generally available to a wide-range of officers of TCW, the purpose of which is to allow the participant to defer portions of income to a later date while accruing earnings on a tax-deferred basis based on performance of TCW-managed products selected by the participant. Portfolio managers may also elect to participate in TCW's 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

Following the sale of TCW to Societe Generale in 2001, a retention plan was put in place in which most portfolio managers then at TCW were entitled to participate. The retention plan provides for payout of fixed bonus compensation to participants at various milestones over the course of five years, the last of which was paid in February 2007.

      OWNERSHIP BY PORTFOLIO MANAGERS. None of the individuals at the firm responsible for the day-to-day management of All-Star owns any shares of All-Star.

DESCRIPTION OF CERTAIN MATERIAL CONFLICTS OF INTEREST
-----------------------------------------------------

      Material conflicts of interest may arise when an individual with day-to-day management responsibilities for All-Star also manages other funds or accounts. (Information regarding other funds, pooled investment vehicles and accounts managed by the Portfolio Managers is set forth in tables above.) These potential material conflicts of interest include the following conflicts:

      ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. From time to time an investment opportunity that is suitable for multiple funds and/or accounts may be limited. In such circumstances the opportunity will have to be allocated among the funds and/or accounts managed by a portfolio manager, decreasing All-Star's ability to participate in the investment opportunity.

      TIME AND FOCUS. A portfolio manager who manages several funds and/or accounts may not devote equal time and attention to all of these funds and/or accounts. This may adversely affect the portfolio manager's performance with respect to the funds and/or accounts to which he or she devotes less time.

      BROKER-DEALER SELECTION. Some broker-dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in higher brokerage fees. (See "Portfolio Security Transactions" below.) These services may benefit certain funds or accounts more than others. Although the payment of commissions is subject to the requirement that a portfolio manager determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

      COMPENSATION DIFFERENCES. To the extent a fund or account compensates a portfolio manager (either directly or indirectly by paying the portfolio manager's firm) more than other funds or accounts, the portfolio manager might have an economic incentive for certain funds or accounts to succeed more than others. This may be the case where an advisory fee is greater, where a fund or account pays a performance-based fee or where the portfolio manager or his or her firm has an interest in the fund or account.

      ADDITIONAL BUSINESS. AAI, the Portfolio Managers or their affiliates may provide more service for some funds or accounts than for others. For example, an affiliate may provide distribution, recordkeeping or administration services for one fund but not for others. This may result in a portfolio manager benefiting, either directly or indirectly, from some funds over others.

      Each of the Portfolio Managers has trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

      None of the Portfolio Managers' own any equity securities issued by All-Star.

POTENTIAL CONFLICTS OF INTEREST IN MANAGING MULTIPLE ACCOUNTS
-------------------------------------------------------------

      Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which may be faced by investment professionals at most major financial firms. ALPS Advisors, Inc. and the Fund have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

      The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

      o The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

      o The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

      o The trading of other accounts could be used to benefit higher-fee accounts (front- running).

      o The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

      Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts.

      A potential conflict of interest may arise when All-Star and other accounts purchase or sell the same securities. On occasions when a Portfolio Manager considers the purchase or sale of a security to be in the best interests of All-Star as well as other accounts, the adviser's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to All-Star or another account if one account is favored over another in allocating the securities purchased or sold - for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

      "Cross trades," in which one account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. All-Star has adopted compliance procedures that provide that any transactions between All-Star and another advised account are to be made at an independent current market price, as required by law.

      Another potential conflict of interest may arise based on the different investment objectives and strategies of All-Star and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than All-Star. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to All-Star. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

      A Portfolio Manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

      A Portfolio Manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for All-Star. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a Portfolio Manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

      AAI or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a Portfolio Manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

      A Portfolio Manager may also face other potential conflicts of interest in managing All-Star, and the description above is not a complete description of every conflict that could be deemed to exist in managing both All-Star and other accounts. In addition, a Fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at AAI, including each Portfolio Manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by AAI.

      Each Portfolio Manager has trade allocation and other policies and procedures that it believes are reasonably designed to address these and other potential conflicts of interest.

                        PORTFOLIO SECURITY TRANSACTIONS

      Each Portfolio Manager has discretion to select brokers and dealers to execute portfolio transactions initiated by that Portfolio Manager for the portion of All-Star's portfolio assets allocated to it, and to select the markets in which such transactions are to be executed. The Portfolio Management Agreements provide, in substance, that in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Portfolio Manager is to seek to obtain best net price and execution for All-Star.

      The Portfolio Managers are authorized to cause All-Star to pay a commission to a broker or dealer who provides research products and services to the Portfolio Manager for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting the same transaction. The Portfolio Managers must determine in good faith, however, that such commission was reasonable in relation to the value of the research products and services provided to them, viewed in terms of that particular transaction or in terms of all the client accounts (including All-
Star) over which the Portfolio Manager exercises investment discretion. It is possible that certain of the services received by a Portfolio Manager attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Portfolio Manager.

      In addition, under their Portfolio Management Agreements with All-Star and AAI the Portfolio Managers, in selecting brokers or dealers to execute portfolio transactions for All-Star, are authorized to consider (and AAI may request them to consider) brokers or dealers that provide to AAI, directly or through third parties, research products or services such as research reports; portfolio analyses; compilations of securities prices, earnings, dividends and other data; computer software, and services of one or more consultants. The commissions paid on such transactions may exceed the amount of commission another broker would have charged for effecting that transaction. Research products and services made available to AAI include performance and other qualitative and quantitative data relating to investment managers in general and the Portfolio Managers in particular; data relating to the historic performance of categories of securities associated with particular investment styles; mutual fund portfolio and performance data; data relating to portfolio manager changes by pension plan fiduciaries; and related computer software, all of which are used by AAI in connection with its selection and monitoring of Portfolio Managers, the assembly of an appropriate mix of investment styles, and the determination of overall portfolio strategies.

      AAI from time to time reaches understandings with each of the Portfolio Managers as to the amounts of All-Star's portfolio transactions initiated by such Portfolio Manager that are to be directed to brokers and dealers which provide or make available research products and services to AAI and the commissions to be charged to the Funds in connection therewith. These amounts may differ among the Portfolio Managers based on the nature of the market for the types of securities managed by them and other factors.

      Although All-Star does not permit a Portfolio Manager to act or to have a broker-dealer affiliate act as broker for portfolio transactions initiated by it, the Portfolio Managers are permitted to place portfolio transactions initiated by them with another Portfolio Manager or its broker-dealer affiliate for execution on an agency basis, provided that the commission does not exceed the usual and customary broker's commission being paid to other brokers for comparable transactions and is otherwise in accordance with All-Star's procedures adopted pursuant to Rule 17e-1 under the 1940 Act.

      During 2006, 2005 and 2004, All-Star paid total brokerage commissions of $2,036,245, $1,732,272 and $2,068,207, respectively. Approximately $475,820,
$337,576 and $393,454, respectively, of the commissions paid in 2006, 2005 and 2004 on transactions aggregating approximately $468,489,986, $267,946,166 and $282,755,530, respectively, were paid to brokerage firms which provided or made available to the Portfolio Managers or to AAI research products and services as described above.

                                     TAXES

      The following discussion of federal income tax matters is based on the advice of Kirkpatrick & Lockhart Preston Gates Ellis LLP, counsel to All-Star. All-Star has elected to be, and intends to continue to qualify each year for treatment as a regulated investment company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, All-Star intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income or excise tax. To the extent it qualifies for treatment as a RIC which includes satisfying the above-mentioned distribution requirements, All-Star will not be subject to federal income tax on income and gains it distributes to its shareholders.

      All-Star's investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to All-Star, defer losses, cause adjustments in the holding periods of securities it holds, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. All-Star may be required to limit its activities in options and futures contracts to enable it to maintain its RIC status.

      Some futures contracts (other than "securities futures contracts," as defined in Code section 1234B(c)), foreign currency contracts, and "nonequity" options (i.e., certain listed options, such as those on a "broad-based" securities index) in which All-Star invests may be subject to Code section 1256 (collectively "section 1256 contracts"). Any section 1256 contracts All-Star holds at the end of its taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that All-Star must distribute to satisfy the distribution requirement applicable to RICs (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain (the excess of net long-term capital gain over net short-term capital loss) All-Star recognizes, without in either case increasing the cash available to it.
Section 1256 contracts also are marked-to-market for purposes of the 4% excise tax described in the Prospectus.

      Dividends and interest All-Star receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes foreign countries and U.S. possessions impose that would reduce the yield and/or total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

      All-Star may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, All-Star will be subject to federal income tax on a portion of any "excess distribution" it receives on the stock of a PFIC or of any gain on its disposition of that stock (collectively "PFIC income"), plus interest thereon, even if All-Star distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in All-Star's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. All-Star's distributions thereof will not be eligible for the 15% maximum federal income tax rate on individuals' "qualified dividend income" described in the Prospectus.

      If All-Star invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, All-Star would be required to include in income each taxable year its pro rata share of the QEF's annual ordinary earnings and net capital gain which All-Star likely would have to distribute to satisfy the distribution requirement and avoid imposition of the 4% excise tax mentioned in the
Prospectus    even if All-Star did not receive those earnings and gain from the
QEF. In most instances it will be very difficult, if not impossible, to make this election because some of the information required to make this election may not be easily obtainable.

      All-Star may elect to "mark to market" any stock in a PFIC it owns at the end of its taxable year. "Marking-to-market," in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over All-Star's adjusted basis therein (including mark-to-market gain for each prior year for which an election was in effect) as of the end of that year. Pursuant to the election, All-Star also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock All-Star included in income for prior taxable years under the election. All-Star's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

      Investors should be aware that All-Star may not be able, at the time it acquires a foreign corporation's shares, to ascertain whether the corporation is a PFIC and that a foreign corporation may become a PFIC after All-Star acquires shares therein. While All-Star generally will seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will be able to do so and it reserves the right to make such investments as a matter of its investment policy.

TAXATION OF SHAREHOLDERS
------------------------

      All or a portion of a loss realized on a disposition of All-Star Shares may be disallowed under "wash sale" rules to the extent the shareholder acquires other shares of All-Star including within the period beginning 30 days before the disposition of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

      If the aggregate qualified dividend income (as defined in the Prospectus) All-Star receives during any taxable year is 95% or more of its gross income, then 100% of its dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income by its individual shareholders. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss (i.e., net capital gain is excluded).

      If, as stated in the Prospectus, All-Star retains any net capital gain, it may designate all or part of the retained amount as undistributed capital gains in a notice to its shareholders. If it makes such a designation, it would be required to pay federal income tax at the rate of 35% on the undistributed gain ("All-Star tax") and each shareholder subject to federal income tax (1) would be required to include in income, as long-term capital gain, his, her or its proportionate share of the designated gain (which, in the case of individuals, would be taxed at a maximum federal income tax rate of 15%), (2) would be entitled to credit his, her or its proportionate share of the All-Star tax against his, her or its federal income tax liability, if any, and to claim a refund to the extent the credit exceeds that liability, and (3) would increase the tax basis in his, her or its All-Star shares by the difference between the included income and such share of the All-Star tax.

      As described in the Prospectus, individuals and certain other non-corporate All-Star shareholders may be subject to 28% backup withholding if any such shareholder fails to provide a correct taxpayer identification number ("TIN") or certain required certifications. An individual's TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service.

      The foregoing discussion and the "Tax Matters" section in the Prospectus do not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in All-Star.

                             PRINCIPAL SHAREHOLDERS

      As of [________], all officers and Trustees of All-Star as a group owned less than 1% of the Fund's outstanding shares.

                              FINANCIAL STATEMENTS

      PricewaterhouseCoopers LLP, are the independent registered public accounting firm for the Fund. PricewaterhouseCoopers LLP provides audit and tax return review services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. Prior to September, 1999, there were other independent auditors for the Fund. The annual audited financial statements incorporated by reference in this SAI have been so incorporated, and the financial statements in the Prospectus have been so included, in reliance upon the report of PricewaterhouseCoopers LLP given on
authority of said firm as experts in accounting.    The audited financial
statements contained in the All-Star's annual report for the fiscal year ended December 31, 2006 and the unaudited financial statements contained in All-Star's semi-annual report for the six months ended June 30, 2007 are incorporated herein by reference. Any statement contained in the Fund's annual and semi-annual report that was incorporated herein shall be deemed modified or superseded for purposes of the Prospectus or this SAI to the extent a statement contained in the Prospectus or this SAI varies from such statement. Any such statement so modified or superseded shall not, except as so modified or superseded, be deemed to constitute a part of the Prospectus or this SAI. All-Star will furnish, without charge, a copy of its Annual Report, upon request to All-Star c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203, telephone number 1-800-542-3863.

                                   APPENDIX A

                            PROXY VOTING GUIDELINES

PART C. - Other Information.

Item 25. Financial Statements and Exhibits

(1)         Financial Statements:
                  Included in Part A:
                  Financial Highlights

                  Included in Part B:
                  Financial statements included in the Annual Report dated December
                  31, 2006 (5)
(2)         Exhibits
     (a)(1) Declaration of Trust dated 8/20/1986 as amended through 9/16/1986 (3)
--------------------------------------------------------------------------------------------
     (a)(2) Amendment to Declaration of Trust dated 5/11/1993 (3)
--------------------------------------------------------------------------------------------
     (b)    Amended By-Laws (2)
--------------------------------------------------------------------------------------------
     (c)    Not Applicable
--------------------------------------------------------------------------------
     (d)(1) Form of  Specimen Certificate for Shares of Beneficial Interest  (3)
--------------------------------------------------------------------------------------------
     (d)(2) Form of Subscription Certificate*
--------------------------------------------------------------------------------------------
     (d)(3) Form of Notice of Guaranteed Delivery*
--------------------------------------------------------------------------------------------
     (e)    Automatic Dividend Reinvestment and Cash Purchase Plan Brochure, as
            amended  (1)
--------------------------------------------------------------------------------------------
     (f)    Not Applicable
--------------------------------------------------------------------------------------------
     (g)(1) Fund Management Agreement between Registrant and ALPS Advisers, Inc.
            dated 12/18/2006, filed herewith.
--------------------------------------------------------------------------------------------
     (g)(2) Portfolio Management Agreement between Registrant, ALPS Advisers, Inc.
            and Pzena Investment Management, LLC dated 12/18/2006, filed herewith
--------------------------------------------------------------------------------------------
     (g)(3) Portfolio Management Agreement between Registrant, ALPS Advisers, Inc.
            and Chase Investment Counsel Corporation dated 12/18/2006, filed herewith.
--------------------------------------------------------------------------------------------
     (g)(4) Portfolio Management Agreement between Registrant, ALPS Advisers, Inc.
            and TCW Investment Management Company dated 12/18/2006, filed herewith.
--------------------------------------------------------------------------------------------
     (g)(5) Portfolio Management Agreement between Registrant, ALPS Advisers, Inc.
            and Matrix Asset Advisors, Inc. dated 12/18/2006,
            filed herewith.
--------------------------------------------------------------------------------------------
     (g)(6) Portfolio Management Agreement between Registrant, ALPS Advisers, Inc.
            and Schneider Capital Management Corporation dated 12/18/2006, filed herewith.
--------------------------------------------------------------------------------------------
     (h)    Not Applicable
--------------------------------------------------------------------------------------------
     (i)    Not Applicable
--------------------------------------------------------------------------------------------
     (j)(1) Amended and Restated Master Custodian Agreement between Registrant and
            State Street Bank and Trust Company dated 09/19/2005, filed herewith.
--------------------------------------------------------------------------------------------
     (j)(2) Custody Fee Schedule between Registrant and State Street Bank and Trust
            Company dated March 1, 2007*
--------------------------------------------------------------------------------------------


     (k)(1) Administration, Bookkeeping and Pricing Services Agreement between
            Registrant and ALPS Fund Services, Inc. dated 12/18/2006, filed herewith.
--------------------------------------------------------------------------------------------
     (k)(2) Addendum to Administration, Bookkeeping and Pricing Services Agreement
            dated 04/09/2007, filed herewith.
--------------------------------------------------------------------------------------------
     (k)(3) Form of Subscription Agreement between Registrant and Computershare, Inc., filed herewith
--------------------------------------------------------------------------------------------
     (k)(4) Form of Information Agent Agreement between Registrant and The Altman
            Group, Inc., filed herewith
--------------------------------------------------------------------------------------------
     (k)(5) Transfer Agency and Service Agreement between Registrant and
            Computershare Shareholder Services, Inc. dated 8/1/2007, filed herewith
--------------------------------------------------------------------------------------------
     (k)(6) Fee Schedule to Transfer Agency and Service Agreement dated 8/1/2007, filed herewith
--------------------------------------------------------------------------------------------
     (l)    Opinion and Consent of Counsel*
--------------------------------------------------------------------------------------------
     (m)    Not Applicable
--------------------------------------------------------------------------------------------
     (n)    Consent of Independent Registered Public Accounting Firm*
--------------------------------------------------------------------------------------------
     (o)    Not Applicable
--------------------------------------------------------------------------------------------
     (p)    Not Applicable
--------------------------------------------------------------------------------------------
     (q)    Not Applicable
--------------------------------------------------------------------------------------------
     (r)(1) Code of Ethics of ALPS Advisers, Inc., filed herewith
--------------------------------------------------------------------------------------------
     (r)(2) Code of Ethics of Registrant, filed herewith
--------------------------------------------------------------------------------------------
(99)        Power of Attorney for: John A. Benning, Thomas W. Brock, Edmund J.
            Burke, George R. Gaspari, Richard W. Lowry, John J. Neuhauser, and
            Richard C. Rantzow dated August 21, 2007, filed herewith.
--------------------------------------------------------------------------------------------

      *To be filed by Amendment.

      (1) Incorporated by reference to the Registration Statement on Form N-2 filed with the Commission on February 23, 1998.

      (2) Incorporated by reference to the Registration Statement on Form N-2 filed with the Commission on February 22, 2002.

      (3) Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 filed with the Commission on March 28, 2002.

      (4) Incorporated by reference to the Registration Statement on Form N-2 filed with the Commission on March 8, 2004.

      (5) Incorporated by reference to the Form N-CSR filed with the Commission on March 8, 2007.

Item 26.  Marketing Arrangements

     Not Applicable.

Item 27.  Other Expenses of Issuance and Distribution

The following table sets forth the expenses to be incurred in connection with the offering described in this Registration Statement:

      Registration Fee                     $
      New York Stock Exchange listing fee  $
      Printing                             $
      Accounting fees and expenses         $
      Legal fees and expenses              $
      Information Agent fees and expenses  $
      Subscription Agent fees and expenses $
      Miscellaneous                        $
                                     Total $


Item 28.  Persons Controlled By or Under Common Control with Registrant


     None.


Item 29.  Number of Holders of Securities

 (1) Title of Class           (2) Number of Record Holders as of [DATE]
 Liberty All-Star Equity Fund [         ]


Item 30.  Indemnification

See Article V to the Amended Declaration of Trust as filed as Exhibit (a)(1) hereto.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, may be provided to Trustees, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

ITEM 31.  Business and Other Connections of Investment Adviser.

ALPS Advisers, Inc., the Registrant's Investment Adviser, was incorporated April 2, 2001 and is primarily engaged in the corporate administration of and the provision of multi-management services for the Registrant and Liberty All-Star Growth Fund, Inc., another multi-managed closed-end investment company.

Information regarding ALPS Advisers, Inc., and its officers and directors is set forth in the Prospectus, in the Statement of Additional Information and in its Form ADV (File No. 801-67135) filed with the Commission and is incorporated herein by reference.

Item 32.      Location of Accounts and Records:

Registrant maintains the records required to be maintained by it under Rules 31a-1(a), 31a-1(b), and 31a-2(a) under the Investment Company Act of 1940 at its principal executive offices at 1290 Broadway, Suite 1100, Denver, Colorado 80203. Certain records, including records relating to Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main office of Registrant's transfer agent or custodian.

Item 33.      Management Services

None

Item 34.      Undertakings

(1) The Registrant undertakes to suspend the offering of shares until the prospectus is amended, if subsequent to the effective date of this Registration Statement, its net asset value declines more than ten percent from its net asset value, as of the effective date of the Registration Statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2)  Not applicable.

(3)  Not applicable.

(4)  Not applicable.

(5) Registrant undertakes that, for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective.

Registrant undertakes that, for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

(6) Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information constituting Part B of this Registration Statement.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Denver, and State of Colorado, on the 21st day of August, 2007.

                                                    Liberty All-Star Equity Fund

                                                 By: /s/ Tane T. Taylor
                                                     ---------------------------
                                                     Tane T. Taylor, Secretary


      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

/s/ John A. Benning
-------------------
John A. Benning*
Trustee

/s/ Thomas W. Brock
-------------------
Thomas W. Brock*
Trustee

/s/ Edmund J. Burke
-------------------
Edmund J. Burke*
Trustee

/s/ George R. Gaspari
---------------------
George R. Gaspari*
Trustee

/s/ Richard W. Lowry
--------------------
Richard W. Lowry*
Trustee

/s/ John J. Neuhauser
---------------------
John J. Neuhauser*
Trustee

/s/ Richard C. Rantzow
----------------------
Richard C. Rantzow*
Trustee

*Signatures affixed by Tane T. Tyler, pursuant to a Power of Attorney dated August 21, 2007.